EXHIBIT 10.60



                 "[CONFIDENTIAL PORTION OMITTED]" INDICATES THAT
           INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT


                                 AMENDMENT NO. 1

                            TO THE TELEWEST GROUP GPA


This Amendment No. 1, dated 1 July 1993, shall be deemed effective as of the first day of April 1993, by and between the companies listed under Exhibit A in the General Purchasing Agreement (GPA), dated 1 March 1993 ("Customer"), and Northern Telecom Europe Limited, having its registered office at Stafferton Way, Maidenhead, Berks SL6 1AY acting through its Public Switching Division at Meridian House, 134 Bridge Road, Maidenhead, Berks SL6 8DJ ("Supplier").



                                    RECITALS

WHEREAS, Customer and Supplier entered into a General Purchasing Agreement dated the first day of March 1993; and

WHEREAS, Customer and Supplier agree to amend the GPA pursuant to the terms and conditions set forth herein.

                                    AGREEMENT

In consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:



(C)      COPYRIGHT NORTHERN TELECOM EUROPE LIMITED 1993          PROPOSAL 2/399

         Copyright in the whole and every part                        July 1993
         of this document is owned by NT Europe Ltd

TITLE PAGE is hereby amended as follows:

The contract name is hereby amended to include Encom Cable TV &
Telecommunications Ltd; and

the contract number of "NTE-GPA0001" is hereby added; and

a proprietary statement is hereby added, now stated as follows:


--------------------------------------------------------------------------------
                                 TELEWEST GROUP

                     ENCOM CABLE TV & TELECOMMUNICATIONS LTD

                          GENERAL PURCHASING AGREEMENT


                                   NTE-GPA0001



                                   PROPRIETARY

           THE INFORMATION CONTAINED HEREIN SHOULD NOT BE DISCLOSED TO
                UNAUTHORISED PERSONS, IT IS INTENDED FOR USE BY
           AUTHORISED REPRESENTATIVES OF THE PARTIES TO THIS DOCUMENT
--------------------------------------------------------------------------------

INTRODUCTION, PAGE 1 is hereby amended as follows:

Northern Telecom's registered address is hereby corrected from "IB Portland Place" to Stafferton Way, Maidenhead, Berks SL6 1AY, now stated as follows:

1        INTRODUCTION

This Agreement, dated 1 March 1993, is made by and between the companies listed under Exhibit A attached hereto and by this reference incorporated into this Agreement and identified herein ("Customer"), and Northern Telecom Europe Limited, having its registered office at STAFFERTON WAY, MAIDENHEAD, BERKS SL6 1AY acting through its Public Switching Division at Meridian House, 134 Bridge Road, Maidenhead, Berks SL6 8DJ ("Supplier").

In consideration of the promises, mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, Customer and Supplier agree as follows:


CLAUSE 1.1.6, PAGE 1 is hereby modified as follows:

The definition of "Consortium" is hereby revised to include Encom Cable TV & Telecommunications Ltd, now stated as follows:

1.1.6. "Consortium" for the purposes of this Agreement means all Customers listed under Exhibit A subject to Clause 2.40 entitled 'Several Liability' and all actions to be taken by Consortium hereunder shall be taken RESPECTIVELY BY:
1)TELEWEST COMMUNICATIONS GROUP LIMITED ("TELEWEST") AS THE REPRESENTATIVE FOR THOSE CUSTOMERS LISTED AS TELEWEST WHOLLY OWNED FRANCHISES UNDER SECTION 1, EXHIBIT A AND FOR THOSE CUSTOMERS LISTED AS LIMITED COMPANIES UNDER SECTION 2, EXHIBIT A; AND 2) ENCOM CABLE TV AND TELECOMMUNICATIONS LTD ("ENCOM") AS THE REPRESENTATIVE FOR THOSE CUSTOMERS LISTED AS ENCOM WHOLLY OWNED FRANCHISES UNDER
SECTION 3, EXHIBIT A.



CLAUSE 2.1, PAGE 3 is hereby modified as follows:

The term of the contract is hereby extended to 31 December 1998, now stated as follows:


2.1.     TERM

This Agreement shall commence on 31 January 1993, and expire on 31 DECEMBER 1998. The parties may extend the term or any subsequent term by executing a separate written agreement of extension prior to the expiration of the term.



CLAUSE 2.7.4, PAGE 6 is hereby amended as follows: The word "of" is hereby changed to "or", now stated as follows:

  2.7.4 Payment whether by finance OR otherwise shall not be considered Acceptance of non conforming Purchases.



EXHIBIT E, APPENDIX 1, PAGE 104 is hereby amended to reflect TeleWest franchises only for Appendix 1, now stated as follows:


                         [Confidential Portion Omitted]


CLAUSE 2.8, PAGE 6 is hereby amended as follows:

Minor changes are made to the text of this clause, now stated as follows:


2.8      FINANCING

Supplier agrees to provide financing to those Customers listed in Exhibit E, Appendix 1, together with the amounts of their individual facilities for up to [Confidential Portion Omitted] in aggregate Purchases under this Agreement pursuant to Lease Purchase Agreements substantially in the form of Exhibit E, Appendix 2 in the case of all Customers under common control with TeleWest; substantially in the form of Exhibit E, Appendix 3 in the case of Birmingham Cable Limited and Cable London plc; AND substantially in the form of Exhibit E,

Appendix 4 in the case of Windsor Television Limited. THE RELEVANT FINANCING AGREEMENT shall be entered into by Supplier and each Customer that elects to finance any Purchases prior to such Customer placing its initial Order hereunder. In the event that a Customer elects to finance Purchases in accordance with such Lease Purchase Agreement, Supplier shall issue invoices for such Purchases in accordance with Clause 2.7, except that such invoices shall be for the full amount due, and such invoices shall be deemed to be paid upon inclusion of the amounts covered thereby in an Equipment Schedule under a Lease Purchase Agreement. The financing of Purchases pursuant to a Lease Purchase Agreement shall be without prejudice to the rights of Customer under this Agreement with respect to such Purchases, including without limitation Customer's right not to accept non-conforming Purchases.



CLAUSE 2.9.3, PAGE 7 is hereby amended as follows:
The word "increase" is hereby changed to "decrease", now stated as follows:

  2.9.3 If Supplier's published prices, rates, charges or fees on the Shipment Date of Product(s), and/or Software and/or the Commencement Date for Services are less than any prices, rates, charges or fees set forth in the Order(s) or elsewhere, Customer shall have the benefit of the lesser prices, rates, charges or fees. Supplier shall notify Customer in writing of the effective date of any DECREASE.



CLAUSE 2.48, PAGE 19 is hereby amended as follows:

Encom are hereby added as a party to be notified with all correspondence required under this Agreement, now stated as follows:


2.48     NOTICES

Where written notices, demands, or other communications are required under this Agreement to be made in writing, they shall be deemed duly given when made in writing and delivered in hand, or upon receipt when properly addressed by Recorded or Registered Post or other delivery service to the following addresses:

      CUSTOMER :

      TeleWest Communications Group Ltd. ENCOM CABLE TV & TELECOMMUNICATIONS LTD
      Attn : Contract Manager            ATTN : SENIOR MANAGER-NETWORK SWITCHING
      Materials Management Department    5 LIMEHARBOUR
      Unit 1, Genesis Business Park      ENCOM HOUSE
      Woking, Surrey GU21 5RW            LONDON E14 9TY

         SUPPLIER :

                           Commercial Manager; Cable Telephony
                           Northern Telecom Europe Limited
                           Public Switching Division
                           Northern Telecom House
                           St. Cloud Way
                           Maidenhead, Berks SL6 8XB

Addresses may be changed by written notices to the parties.



CLAUSE 3.2.4, PAGE 20 is hereby amended as follows:
The word "ordered" is hereby capitalised as the defined term "Ordered", now stated as follows:

  3.2.4 Customer reserves the right to stop shipment of Ordered Product(s) if it fails the inspection referred to in the immediately preceding paragraph.


CLAUSE 3.3.2, PAGE 20 is hereby amended as follows:
The word "parties" is hereby changed to "party's", now stated as follows:

  3.3.2 Supplier shall promptly furnish for Order(s) of Product(s), standard site preparation Specifications, if applicable, in such detail to ensure that Product(s) can be properly installed. If any alterations or modifications required in site preparation or manufacture are attributable to either party's incomplete or erroneous Specifications, such alterations and/or modifications shall be made at the erring PARTY'S expense.



CLAUSE 3.8, PAGE 22 is hereby amended as follows:

Supplier's Products will not be marked with Shipment Date, so the words "if applicable" and "shipment or" are hereby deleted, now stated as follows:

3.8      MARKING

   Product(s) shall be marked by Supplier, at no additional charge, with Supplier's model NUMBER, SERIAL NUMBER, AND DATE OF MANUFACTURE.



CLAUSE 3.12.1.2, PAGE 23 is hereby amended as follows:

"Delivery Date" is hereby changed to "commencement of Acceptance Period", now stated as follows:

  3.12.1.2 Supplier shall provide Documentation pertaining to Software NO LATER THAN three (3) weeks
               PRIOR TO COMMENCEMENT OF THE ACCEPTANCE PERIOD at no additional charge. Documentation shall comply with Customer's Specifications and the highest standards of the industry with respect to content, size, legibility and reproducibility.

EXHIBIT A, PAGE 30 is hereby amended as follows:

Section 3 is hereby added to incorporate Encom franchises as Customers, now stated as follows:

EXHIBIT A         CUSTOMERS

This Exhibit A is attached to and made part of that certain General Purchase dated 1 March 1993 ("Agreement"), by and between Customer as defined in the Agreement ("Customer") and Northern Telecom Europe Limited ("Supplier").

PARTNERSHIPS AND REGISTERED ADDRESSES TABLE

      FRANCHISE                 FRANCHISE HOLDER                                          REG. NO.
-------------------------------------------------------------------------------------------------------
1.    TELEWEST WHOLLY OWNED FRANCHISES
-------------------------------------------------------------------------------------------------------
      Avon                      Avon Cable Joint Venture
      -------------------------------------------------------------------------------------------------
      Croydon, Kingston and     London South Cable Partnership
      Richmond and Merton and
      Sutton
      -------------------------------------------------------------------------------------------------
      North Thames Estuary      United Artists Communications (Thames Estuary)
      South Thames Estuary      Partnership
      -------------------------------------------------------------------------------------------------
      Edinburgh                 United Artists Communications (Scotland) Venture
      -------------------------------------------------------------------------------------------------
      Tyneside                  United Artists Communications (North East) Partnership
-------------------------------------------------------------------------------------------------------
2.    LIMITED COMPANIES
-------------------------------------------------------------------------------------------------------
      Birmingham                Birmingham Cable Limited                                     2170379
                                                                                          -------------
      -------------------------------------------------------------------------------------------------
      The registered office          CABLE PHONE HOUSE,
      for the above listed           SMALL HEATH BUSINESS PARK,
      company is:                    TALBOT WAY, SMALL HEATH,
                                     BIRMINGHAM.  B10 OHJ
      -------------------------------------------------------------------------------------------------
      Camden, Enfield,          Cable London plc                                             1794264
      Hackney and Islington,
      Haringey
      ------------------------------------------------------------------------------------
      The registered office          100 CHALK FARM ROAD
      for the above listed           LONDON  NW1 8EH
      company is:
      -------------------------------------------------------------------------------------------------
      Hillingdon                Windsor Television Limited                                   1745542
      Windsor
      -------------------------------------------------------------------------------------------------
      The registered office          CABLE HOUSE
      for the above listed           WATERSIDE DRIVE
      company is:                    LANGLEY, BERKSHIRE.  SL3 6EZ
      -------------------------------------------------------------------------------------------------

                                TeleWest Communications Group Limited                        2514287
                                -----------------------------------------------------------------------

      Cotswolds                 United Artists Communications (Cotswolds) Limited            1743081
-------------------------------------------------------------------------------------------------------


                                       7

-------------------------------------------------------------------------------------------------------
3.    ENCOM WHOLLY OWNED FRANCHISES
      -------------------------------------------------------------------------------------------------
      TOWER HAMLET/NEWHAM       ENCOM CABLE TV AND TELECOMMUNICATIONS LTD
      GREATER LONDON EAST                                                                      1870928
      HAVERING
      WALTHAM FOREST
      DARTFORD
      EPPING FOREST
-------------------------------------------------------------------------------------------------------
      THE REGISTERED OFFICE          4 CARLTON GARDENS
      FOR THE ABOVE LISTED           PALL MALL
      COMPANY IS:                    LONDON SW1Y 5AA
-------------------------------------------------------------------------------------------------------



EXHIBIT C, RECITALS, PAGE 34 is hereby modified as follows:

The "RFP" date is hereby revised from November 1993 to November 1992, now stated as follows:

WHEREAS, Customer issued Request for Proposal entitled "Switch/RFP/001" dated November 1992, (the "RFP") to Supplier soliciting a proposal for Switches (defined herein);

CLAUSE C4.1, PAGE 35 is hereby amended as follows:

Customer's Purchase Objective is hereby revised from [Confidential Portion Omitted] lines to [Confidential Portion Omitted] lines; and

the RLCM price per line for [Confidential Portion Omitted] lines is hereby revised from [Confidential Portion Omitted] to [Confidential Portion Omitted], now stated as follows:

  C4.1 Supplier's fully discounted net price per Switch line shown in the table below, includes the initial installations and the first two (2) extensions per Switch:

PRICE PER LINE BASED UPON PURCHASE OBJECTIVE


                         [Confidential Portion Omitted]


                                LINES         LINES         LINES         LINES


PURCHASE OBJECTIVE

------------------------------
HOST PRICE PER LINE:

------------------------------
SNSE PRICE PER LINE:

------------------------------
RSC PRICE PER LINE:                        [Confidential Portion Omitted]

------------------------------
RLCM PRICE PER LINE:

------------------------------
SRU PRICE PER LINE:

CLAUSE C5.1, PAGE 37 is hereby amended as follows:

Related Mercury owned equipment is hereby added to the definition of Remote Concentrator Units; and

the amount of RCU credit for Customer is hereby established at [Confidential Portion Omitted] for TeleWest in Clause C5.1.1 and at [Confidential Portion Omitted] for Encom in Clause C5.1.2, now stated as follows:

C5.1 Supplier shall credit the Customer with a purchase credit based upon amounts obligated to be paid or payable by Customer to Mercury Communications Limited (Mercury) to compensate Mercury for its stranded capital investment in Remote Concentrator Units AND RELATED EQUIPMENT ("RCU's") resulting from Customer's DISCONTINUATION of service from SUCH MERCURY OWNED EQUIPMENT installed in the network. [Confidential Portion Omitted]



CLAUSE C5.1.1 is hereby added to establish the RCU credit for TeleWest, now stated as follows:

       C5.1.1        [Confidential Portion Omitted]



CLAUSE C5.1.2 is hereby added to establish the RCU credit for Encom, now stated as follows:

        C5.1.2         [Confidential Portion Omitted]


CLAUSE C5.2, PAGE 37 is hereby deleted and replaced in its entirety, now stated as follows:

  C5.2 SUPPLIER SHALL PROVIDE FOR THOSE CUSTOMERS LISTED IN SECTION
  3 OF EXHIBIT A, THE FOLLOWING PRODUCTS AT [Confidential Portion Omitted]

       C5.2.1        [Confidential Portion Omitted]

       C5.2.2        [Confidential Portion Omitted]


CLAUSE C6.1, PAGE 37 is hereby amended as follows:

The references to Software Features itemised at the end of Clause C6.1 are hereby deleted and are now identified in Attachment K, Issue 2, now stated as follows:

C6       INVOICING AND PAYMENT

  C6.1 Should Customer choose not to finance Purchases pursuant to Clause 2.8, then Supplier shall invoice Customer for Products, Software and Services pursuant to Clause 2.7 of this Agreement. As an alternative payment method, at Customer's option, Supplier shall invoice Customer for Software on a per Working Line basis. The price per line to be invoiced under this option would be determined by reducing the per line prices in Clause C4.1 by the amount of Software included therein at [Confidential Portion Omitted] per line. The remaining price represents the Product(s) and Services price. Base Software would then be billed at a one-time rate of payment of [Confidential Portion Omitted] per line. This amount would be payable on a calendar quarterly basis, with the first payment being based on the number of Customer's Working Lines at the end of the first calendar quarter following the first Switch Acceptance. Customer will subsequently pay an amount equal to the increase in the number of Working Lines for each subsequent calendar quarter at the end of that calendar quarter, multiplied by [Confidential Portion Omitted]

               Customer must clearly mark on the Order if the option under this Clause C6.1 is required.



CLAUSE C6.4, PAGE 37 is hereby deleted and replaced in its entirety, now stated as follows:

C6.4 CUSTOMER MAY DEPLOY SOFTWARE FEATURES AT [CONFIDENTIAL
  PORTION OMITTED] FOR THE PURPOSES OF
               TESTING AND FOR CUSTOMER'S INTERNAL BUSINESS, INCLUDING BUT NOT LIMITED TO [CONFIDENTIAL PORTION OMITTED]



CLAUSE C6.6, PAGE 38 is hereby amended as follows:

Attachment K of Supplier's Proposal is modified and hereby incorporated:
  C6.6         ADDITIONAL FEATURE SOFTWARE
               Feature Software not included in base price per line stated under Clause C4.1 but that is identified in ATTACHMENT K, ISSUE 2 of Supplier's Proposal, ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE, can be purchased as follows:

       C6.6.1 The Customer may purchase Software Modules on a per Switch basis, as defined and priced in Attachment K, ISSUE 2; or


CLAUSE C6.6.2, PAGE 38 is hereby amended as follows:

A price cap is defined for the Software price per line option, now stated as follows:

       C6.6.2 The Customer may purchase Software on a price per line basis, calculated on a case by case basis, according to the following generic formula:

                     [Confidential Portion Omitted]
                     Where:
                     [Confidential Portion Omitted]

CLAUSE C6.6.3 is hereby added as follows:
       C6.6.3 CUSTOMER MUST CLEARLY MARK ON THE ORDER WHICH PAYMENT OPTION IS SELECTED.



CLAUSE C7.1, PAGE 38 is hereby amended as follows:

Reference to the original Purchase Objective of [Confidential Portion Omitted] Working Lines" is replaced with "Purchase Objective", now stated as follows:

  C7.1 It is the intent of the parties listed as Customer under Exhibit A in the aggregate to place Orders for Products, Software and Services in the amount OF THE PURCHASE OBJECTIVE. SUCH PURCHASE OBJECTIVE MAY CHANGE FROM TIME TO TIME IN ACCORDANCE WITH CLAUSE 7.2.



CLAUSE C7.1.1 is hereby added to enumerate Customer's initial Purchase Objective as follows:

  C7.1.1 CUSTOMER'S INITIAL PURCHASE OBJECTIVE IS DETAILED BELOW ("INITIAL PURCHASE OBJECTIVE")

                         [Confidential Portion Omitted]


CLAUSE C7.1.2 is hereby added to state the Customers' commitment as follows:

  C7.1.2 WITHOUT PREJUDICE TO ITS RIGHTS UNDER CLAUSE 2.3 OF THE AGREEMENT, CUSTOMER AGREES TO PLACE ORDERS FOR ITS INITIAL PURCHASE OBJECTIVE ITEMISED IN CLAUSE 7.1.1 DURING THE TERM OF THE AGREEMENT, PROVIDED THAT;

       C7.1.2.1 CUSTOMER IS NOT OBLIGATED TO PURCHASE LINES IN EXCESS OF ITS ACTUAL REQUIREMENTS, AS REFLECTED IN THE REVISED PURCHASE OBJECTIVE FIGURES PRODUCED IN ACCORDANCE WITH CLAUSE C7.2; AND

       C7.1.2.2 AT CUSTOMER'S DISCRETION, SUPPLIER REMAINS COMPETITIVE IN THE MARKET WITH REGARD TO PRICE AND SUPPORT FOR ITS PRODUCTS; AND

       C7.1.2.3 AT CUSTOMER'S DISCRETION, SUPPLIER REMAINS COMPETITIVE IN THE MARKET WITH REGARD TO SOFTWARE FEATURE AND SWITCH FUNCTIONALITY OFFERINGS TO CUSTOMER.

CLAUSE C7.2, PAGE 38 is hereby amended as follows:
The method of revising the Purchase Objective every six (6) months via a notice is hereby added, now stated as follows:

  C7.2 In addition to the establishment of thE Initial Purchase Objective, the parties listed as Customer under Exhibit A agree to update, each six (6) months beginning from the effective date of this Agreement, the Purchase Objective with a cumulative forecast covering the term of this Agreement. Such forecasts shall identify the actual locations and numbers of lines for Switches already procured during the term of this Agreement and the proposed locations and numbers of lines for new Switches to yet be procured from Supplier over the remaining term of this Agreement, in order to determine the appropriate price per line under Clause C4.1. SUCH PURCHASE OBJECTIVE REVISIONS SHALL AUTOMATICALLY SUPERSEDE PREVIOUS PURCHASE OBJECTIVES WHEN ISSUED AS A NOTICE IN ACCORDANCE WITH CLAUSE 2.48. EXCEPT AS PROVIDED IN CLAUSE 7.1.2, it is understood and agreed that such forecasts are provided for Supplier's use in planning, and do not represent commitments on the part of Customer to procure such Switches, and shall be utilised to determine the applicable price to be applied under Clause C4.1 for the following six (6) months Order period.



CLAUSE C7.3, PAGE 39 is hereby deleted and replaced in its entirety, now stated as follows: C7.3 SHOULD ADDITIONAL CUSTOMERS FORMALLY ADVISE SUPPLIER, PRIOR

   TO 1 APRIL 1993, OF THEIR INTENT
               TO BE INCLUDED WITHIN THIS AGREEMENT AND SUBSEQUENTLY CONFIRM SUCH INTENT BY SIGNING THIS AGREEMENT, THEN THE PRICE PER LINE APPLIED TO ORDERS RECEIVED BY SUPPLIER BETWEEN 1 APRIL 1993 AND THE ACTUAL DATE OF SIGNATURE OF THE AGREEMENT BY SUCH CUSTOMERS, SHALL BE BASED UPON THE REVISED PURCHASE OBJECTIVE FORMULATED FROM THE INCLUSION OF SUCH ADDITIONAL CUSTOMERS. ORDERS RECEIVED BY SUPPLIER PRIOR TO 1 APRIL 1993 SHALL NOT RECEIVE RETROSPECTIVE PRICE ADJUSTMENTS FROM THE INCLUSION OF SUCH ADDITIONAL CUSTOMERS.


CLAUSE C12.1, PAGE 40 is hereby amended as follows:

[Confidential Portion Omitted]

  C12.1        [Confidential Portion Omitted]


CLAUSE C12.2, PAGE 40 is hereby amended as follows:


[Confidential Portion Omitted]


SECOND CLAUSE 12.2.1, PAGE 40 is hereby amended as follows:

The Clause number is hereby revised from "12.2.1" to "12.2.2".

CLAUSE C13.1 is hereby amended as follows:

The quantity of DASS-II signalling convertors provided by Supplier at no additional charge is hereby changed from 20 ports per Switch to ten (10) 2Mbps ports per Switch, now stated as follows:

  C13.1 Supplier SHALL PROVIDE AND SUPPORT signalling converters which convert Digital Private Network Signalling System ("DPNSS") circuits to Digital Access Signalling System ("DASS-II") functionality. SUPPLIER SHALL PROVIDE SUCH SIGNALLING CONVERTERS TO SUPPORT TEN (10) 2MBPS PORTS PER SWITCH AT NO ADDITIONAL CHARGE. Customer and the Supplier agree to work together to maximise the deployment of DPNSS in all franchises. In addition, Supplier agrees to develop a sales incentive programme BY 31 DECEMBER 1993 that will motivate Customer's sales force to sell DPNSS as an alternative customer service offering to DASS II.



CLAUSE C13.2 is hereby added as follows:

  C13.2 SUPPLIER SHALL PROVIDE DPNSS AT [Confidential Portion Omitted] PER 2MBPS PORT. THIS PRICE INCLUDES THE 2MBPS INTERFACE, SIGNALLING PRODUCT, DPNSS SOFTWARE AS DEFINED IN ATTACHMENT K, ISSUE 2, ENGINEERING, INSTALLATION AND COMMISSIONING, AND PROJECT MANAGEMENT. THE INITIAL ORDER BY CUSTOMER FOR SUCH 2MBPS PORTS SHALL BE NO LESS THAN A MINIMUM QUANTITY OF SIXTEEN
               (16) PORTS PER SWITCH.



CLAUSE C16.1, PAGE 40 is hereby deleted and replaced in its entirety, now stated as follows: C16.1 CUSTOMER SHALL PROCURE AND SUPPORT THE CUTOVER REQUIREMENTS FOR SUBSCRIBER PULSE METERING
               ("SPM") HARDWARE.



CLAUSE C16.2 is hereby added, as follows:

  C16.2 SUPPLIER SHALL RESEARCH AND REPORT TO CUSTOMER WITHIN THIRTY (30) DAYS OF THE LATEST SIGNATURE OF THIS DOCUMENT A DEFINITIVE PLAN FOR DEVELOPING AND IMPLEMENTING SPM HARDWARE AND SOFTWARE APPLICATIONS FOR CUSTOMER. SUCH PLAN SHALL INCLUDE MILESTONE DATES FOR DEVELOPMENT, VERIFICATION OFFICE INTRODUCTIONS, AND IMPLEMENTATION FOR SPM PRODUCT PHASES, AS WELL AS PRICES TO THE EXTENT POSSIBLE. CUSTOMER AGREES TO PARTICIPATE WITH SUPPLIER TO THE EXTENT NECESSARY FOR PROVIDING RELEVANT INFORMATION, SUCH AS MARKETING FORECASTS.



CLAUSE C16.3 is hereby added, as follows:

  C16.3 SUBJECT TO A COMMERCIAL AGREEMENT WITH CUSTOMER, SUPPLIER SHALL DEVELOP AND SUPPORT SUBSCRIBER PULSE METERING ("SPM") HARDWARE AND SOFTWARE SUITABLE FOR INSTALLATION AND TESTING IN A VERIFICATION OFFICE OF CUSTOMER'S CHOOSING BY A MUTUALLY AGREED DATE.

CLAUSE C21.7, PAGE 43 is hereby amended as follows:

The word "ordered" is hereby capitalised as the defined term "Ordered", now stated as follows: C21.7 Supplier agrees to provide Customer with the following information, in writing, each time a new Software generic is released and Ordered by Customer :



CLAUSE C24.1, PAGE 44 is hereby amended as follows:


                         [Confidential Portion Omitted]



CLAUSE C32.1, PAGE 46 is hereby amended as follows:

British Telecom are hereby added for C7 certification and PTO interconnection within the defined schedule; and

an additional week is hereby added to the defined schedule for certification and interconnection when BT and Mercury are both required, now stated as follows:

  C32.1 The Supplier will act on Customer's behalf and provide the necessary Technical Support required to obtain C7 certification and PTO interconnection with Mercury AND BRITISH TELECOMMUNICATIONS PLC ("BT"), AS REQUIRED BY CUSTOMER. SHOULD SUCH CERTIFICATION AND INTERCONNECTION BE REQUIRED OF BOTH BT AND MERCURY IN ANY CUSTOMER LOCATION, SUPPLIER WILL BE ALLOWED ONE
               (1) ADDITIONAL WEEK IN THE SCHEDULE STATED IN CLAUSE C28.1, PROVIDED THE INTER-CONNECT SEQUENCE IS BT FOLLOWED BY MERCURY. CUSTOMER AND SUPPLIER WILL MUTUALLY AGREE UPON THE PHASING OF SUCH CERTIFICATION AND INTERCONNECTION SCHEDULING WHEN BOTH BT AND MERCURY ARE REQUIRED BY CUSTOMER.

  EXHIBIT C APPENDIX II, PAGE 54 is hereby amended as follows:

The paragraph entitled DPNSS under the heading ADDITIONAL ITEMS is hereby deleted in its entirety and replaced by Clause C13.2, contained herein.



EXHIBIT C APPENDIX II is hereby amended as follows:

Section 3 is hereby added to identify the critical spares included in the price per line, as stated in Clause C15.1, now stated as follows:

EXHIBIT C                  APPENDIX II


CII-3    CRITICAL SPARES


         CII-3.1           CRITICAL SPARES - 15K SWITCH SIZE
         Following are the spare equipment which will be provided by Supplier per Clause C15.1 for a 15,000 line Switch.

         EQUIPMENT DESCRIPTION              PRODUCT CODE      QTY

          +/- 5V POWER CONVERTED            NTDX15AA          1
          INTRA FBUS A TERMIN CPNTA         NTEX20AA          1
          INTRA FBUS B TERMIN CPNTA         NTEX20BA          1
          IPF INTEGRATED PROC & FBUS        NTEX22BA          1
          POWER CONV +/-5V 12 24V           NT1X78AA          1
          MCCS CUSTOM ANN CP                NT1X79AA          1
          ENH MULTIPROTOCOL CTL CP          NT1X89BA          1
          4 CHAN DGTL MF RCVR A-LAW         NT2X48CA          1
          A-LAW TTU DIGITAL FILTER          NT2X56BA          1
          SD CARD I                         NT2X57AA          1
          GROUP CODEC MERCURY 250 CP        NT2X59EA          1
          +-5/12V PWR CONVERTER 50A         NT2X70AE          1
          TRANSMISSION TERM TRK             NT2X71AA          1
          CONF CKT E/W TBI TONE CP          NT3X67BB          1
          TONE GEN - CALL WAITING           NT3X68BC          1
          PCM 30 TRUNK INTERFACE CP         NT6X27AC          1
          PCM 30 SIGNALLING CP              NT6X28AA          1
          DS30 NETWORK INTERFACE CP         NT6X40AC          1
          XPM DS512 LINK CONTROL CP         NT6X40CA          1
          XPM DS512 LINK CARD CP            NT6X40DA          1
          SPEECH BUS FORMAT (TURKEY)        NT6X41AB          1
          CHANNEL SUPERVISION MGS CP        NT6X42AA          1
          TIME SWITCH CP WITH (EBI)         NT6X44EA          1
          LGC/DTC PROCESSOR CP              NT6X45BA          1
          SIGNAL PROCESSOR MEMORY CP        NT6X46BB          1
          MASTER PROC MEMORY PLUS CP        NT6X47AB          1
          MASTER PROC MEMORY CP             NT6X47AC          1
          DS30A LCM INTERFACE CP            NT6X48AA          1

         CII-3.1           CRITICAL SPARES - 15K SWITCH SIZE (CONTINUED)


         EQUIPMENT DESCRIPTION              PRODUCT CODE      QTY


          LCM PROCESSOR CP                  NT6X51AB          1
          INT DIGROUP CONTROL CP            NT6X52AB          1
          POWER CONVERTER 5V/15V CP         NT6X53AA          1
          DPNSS SIGNALLING TERM CP          NT6X66CA          1
          SIGNALLING TERM BUFFER CP         NT6X67AA          1
          SIGNALLING TERM INTERFACE         NT6X68AC          1
          STI WITH TERMINATOR               NT6X68AD          1
          MSG PROTOCOL & DOWNLD CP          NT6X69LB          1
          CPU PORT CP WITH PARITY           NT9X12AC          1
          CPU 4M BTYE DRAM ENET CP          NT9X13FA          1
          WSS CORE COMP MOD PROC CP         NT9X13MB          1
          WSSPR MS SIMPLEX PROC CARD        NT9X13NA          1
          MEMORY 24MEG CP                   NT9X14DB          1
          MAPPER CIRCUIT PACK               NT9X15AA          1
          MS 4 PORT CARD CP                 NT9X17AD          1
          MS - 32 PORT CIRCUIT PACK         NT9X17BB          1
          MS 64 - PORT CP                   NT9X17DA          1
          BUS TERMINATOR PADDLEBOARD        NT9X21AB          1
          DS30 4PORT PADDLEBOARD CP         NT9X23AA          1
          REMOTE TERM. INTERFACE CP         NT9X26AB          1
          +5VOLTS POWER CONVERTER CP        NT9X30AA          1
          -5VOLTS POWER CONVERTER CP        NT9X31AA          1
          4K X 8K X-POINT CP                NT9X35FA          1
          ENET  CLOCK & MESSAGE CP          NT9X36BA          1
          ENET DS-512 PADDLEBOARD           NT9X40BA          1
          SYSTEM LOAD MODULE SLM1A          NT9X44AC          1
          ENET DS512/DS30 INTF PADBD        NT9X45BA          1
          PARA PORT INTF PADDLEBRD          NT9X46AA          1
          MS P-BUS TERMINATOR CP            NT9X49CC          1
          T-BUS ACCESS CP                   NT9X52AA          1
          DMS BUS SYS CLOCK CP              NT9X53AC          1
          DMS-BUS EXT CLK INTF PB NA        NT9X54AC          1
          2PORT SUBRATE DS512 CPNTA         NT9X62AA          1
          SR512 4 LINK PB E/W OOB RS        NT9X62CA          1
          16 LINK DS30 MS PB                NT9X69BA          1
          LMS-FBUS RATE ADAPTER CP          NT9X73BA          1
          F-BUS REPEATER CP                 NT9X74CA          1
          STP SIGNALLING TERMINAL CP        NT9X76AA          1
          STP V.35 INTERFACE CPNTA          NT9X77AA          1
          F-BUS EXT CP E/W TERMINAT         NT9X79BA          1
          DUAL PORT MESS CONT CP            NT9X86AA          1
          STOR DEV POW CON +5,+12           NT9X91AA          1

         CII-3.2           CRITICAL SPARES - 30K SWITCH SIZE

         Following are the spare equipment which will be provided by Supplier per Clause C15.1 for a 30,000 line Switch.

         EQUIPMENT DESCRIPTION              PRODUCT CODE      QTY

          INTRA FBUS A TERMIN CPNTA          NTEX20AA                   1
          INTRA FBUS B TERMIN CPNTA          NTEX20BA                   1
          IPF INTEGRATED PROC & FBUS         NTEX22BA                   1
          POWER CONV +/-5V 12 24V            NT1X78AA                   1
          MCCS CUSTOM ANN CP                 NT1X79AA                   1
          ENH MULTIPROTOCOL CTL CP           NT1X89BA                   1
          4 CHAN DGTL MF RCVR A-LAW          NT2X48CA                   1
          A-LAW TTU DIGITAL FILTER           NT2X56BA                   1
          SD CARD I                          NT2X57AA                   1
          GROUP CODEC MERCURY 250 CP         NT2X59EA                   1
          +-5/12V PWR CONVERTER 50A          NT2X70AE                   1
          TRANSMISSION TERM TRK              NT2X71AA                   1
          CONF CKT E/W TBI TONE CP           NT3X67BB                   1
          TONE GEN - CALL WAITING            NT3X68BC                   1
          PCM 30 TRUNK INTERFACE CP          NT6X27AC                   1
          PCM 30 SIGNALLING CP               NT6X28AA                   1
          DS30 NETWORK INTERFACE CP          NT6X40AC                   1
          XPM DS512 LINK CONTROL CP          NT6X40CA                   1
          XPM DS512 LINK CARD CP             NT6X40DA                   1
          SPEECH BUS FORMAT (TURKEY)         NT6X41AB                   1
          CHANNEL SUPERVISION MGS CP         NT6X42AA                   1
          TIME SWITCH CP WITH (EBI)          NT6X44EA                   1
          LGC/DTC PROCESSOR CP               NT6X45BA                   1
          SIGNAL PROCESSOR MEMORY CP         NT6X46BB                   1
          MASTER PROC MEMORY PLUS CP         NT6X47AB                   1
          MASTER PROC MEMORY CP              NT6X47AC                   1
          DS30A LCM INTERFACE CP             NT6X48AA                   1
          LCM PROCESSOR CP                   NT6X51AB                   1
          INT DIGROUP CONTROL CP             NT6X52AB                   1
          POWER CONVERTER 5V/15V CP          NT6X53AA                   1
          DPNSS SIGNALLING TERM CP           NT6X66CA                   1
          SIGNALLING TERM BUFFER CP          NT6X67AA                   1
          SIGNALLING TERM INTERFACE          NT6X68AC                   1
          STI WITH TERMINATOR                NT6X68AD                   1
          MSG PROTOCOL & DOWNLD CP           NT6X69LB                   1
          33MHZ 88000 BRISC CPU CP           NT9X10AA                   1
          CPU PORT CP WITH PARITY            NT9X12AC                   1
          CPU (16 MHZ) CP                    NT9X13DB                   1
          CPU (16MHZ) CP                     NT9X13DC                   1
          CPU 4M BTYE DRAM ENET CP           NT9X13FA                   1
          6M MEM CP (SYNC OVERRIDE)          NT9X14BB                   1
          MEMORY 24MEG CP                    NT9X14DB                   1
          MAPPER CIRCUIT PACK                NT9X15AA                   1
          MS-4PORT CIRCUIT PACK              NT9X17AA                   1
          MS 64 - PORT CP                    NT9X17DA                   1
          DS512 PADDLEBOARD CP               NT9X20AA                   1
          ENET/MS FIBER INTERF CPNTA         NT9X20BB                   1

         CII-3.2           CRITICAL SPARES - 30K SWITCH SIZE  (CONTINUED)

         EQUIPMENT DESCRIPTION              PRODUCT CODE      QTY


          CMBUS TERMINATOR PADDLEBRD       NT9X21AA                   1
          CM SUBSYS CLOCK PDBRD            NT9X22CA                   1
          DS30 4PORT PADDLEBOARD CP        NT9X23AA                   1
          DS-30 4-PORT CPNTA (STP)         NT9X23BA                   1
          REMOTE TERM. INTERFACE CP        NT9X26AB                   1
          BRISC RTIF CPNTA                 NT9X26DA                   1
          CM PROC SH BUS EXTENDER CP       NT9X27AA                   1
          CM EXT SH BUS EXTENDER CP        NT9X27BA                   1
          +5VOLTS POWER CONVERTER CP       NT9X30AA                   1
          -5VOLTS POWER CONVERTER CP       NT9X31AA                   1
          M.S. LOAD CP                     NT9X32AA                   1
          ENET  16K X 16K X-POINT CP       NT9X35BA                   1
          ENET  CLOCK & MESSAGE CP         NT9X36BA                   1
          QUAD DS512 FIBER I/F CPNTA       NT9X40BB                   1
          ENET DS512/DS30 INTF PADBD       NT9X45BA                   1
          PARA PORT INTF PADDLEBRD         NT9X46AA                   1
          +12V POWER CONVERTER CP          NT9X47AA                   1
          MS P-BUS TERMINATOR CP           NT9X49CA                   1
          DMS BUS TRACER CP                NT9X49CB                   1
          T-BUS ACCESS CP                  NT9X52AA                   1
          MS CLOCK CP                      NT9X53AA                   1
          DMS BUS SYS CLOCK CP             NT9X53AC                   1
          DMS-BUS EXT CLK INTF PB NA       NT9X54AC                   1
          LMS-FBUS RATE ADAPTER CP         NT9X73BA                   1
          F-BUS REPEATER CP                NT9X74CA                   1
          STP SIGNALLING TERMINAL CP       NT9X76AA                   1
          STP V.35 INTERFACE CPNTA         NT9X77AA                   1
          F-BUS EXTENSION PADDLEBRD        NT9X79AA                   1
          F-BUS EXT CP E/W TERMINAT        NT9X79BA                   1
          ADVANCED ENET SPARING            NT9X35CA                   1

         CII-3.3           CRITICAL SPARES - RLCM

         Following are the spare equipment which will be provided by Supplier per Clause C15.1 for a RLCM.

         EQUIPMENT DESCRIPTION                     PRODUCT CODE      QTY

          5V/40A POWER CONV CP                       NT2X06AB          1
          MULTI O/P PWR CONVERTER                    NT2X09AA          1
          4 CHAN DGTL MF RCVR A-LAW                  NT2X48CA          1
          A-LAW DTMF RECEIVER FOR UK                 NT2X48CC          1
          SD CARD I                                  NT2X57AA          1
          A-LAW GRP CODEC & TONES CP                 NT2X59CA          1
          +-5/12V PWR CONVERTER 50A                  NT2X70AE          1
          INC/OGT TEST TRUNK CP                      NT2X90AD          1
          8 X 8 MATRIX CP                            NT3X09BA          1
          MTU CONTROLLER CP                          NT4X97AA          1
          MTU ANALOG CARD                            NT4X98BB          1
          PCM 30 INTERFACE CP                        NT6X27AB          1
          PCM 30 TRUNK INTERFACE CP                  NT6X27AC          1
          FSP ALARM CP                               NT6X36AA          1
          LCM PROCESSOR CP                           NT6X51AB          1
          INT DIGROUP CONTROL CP                     NT6X52AB          1
          POWER CONVERTER 5V/15V CP                  NT6X53AA          1
          INT BUS INTERFACE CP                       NT6X54BA          1
          RINGING GENERATOR                          NT6X60AB          1
          LINK CONTROL CARD CP                       NT6X73BA          1
          RMM CONTROL CARD CP                        NT6X74AB          1
          ESA TONE & CLOCK CP                        NT6X75EA          1
          REMOTE ALARM PANEL CP                      NT6X77AA          1

         CII-3.4           CRITICAL SPARES - RSC

         Following are the spare equipment which will be provided by Supplier per Clause C15.1 for a RSC.

         EQUIPMENT DESCRIPTION              PRODUCT CODE      QTY

          ISDN ENH LCME PROCESSOR CP        NTBX34BA          1
          LCMI DIGROUP CONTROL CP           NTBX35AA          1
          ISDN ENH LINE DRAWER BIC          NTBX36BA          1
          ISDN ENH L DWR PUPS CP            NTBX71AA          1
          ISDN LCME BAT/RNG ROUTER          NTBX72AA          1
          POWER CONVERTER PACK              NTMX72AA          1
          SIGNALLING PCP                    NTMX73AA          1
          32 DS30A I/F PCP                  NTMX74AA          1
          ENHANCED MATRIX PCP               NTMX75AA          1
          PROCESSOR PCP                     NTMX77AA          1
          DUAL PCM30 PACKLET                NTMX82AA          1
          QUAD FRAME CARRIER PCCP           NTMX87AA          1
          5V/40A POWER CONV CP              NT2X06AB          1
          MULTI O/P PWR CONVERTER           NT2X09AA          1
          SD CARD I                         NT2X57AA          1
          A-LAW GRP CODEC & TONES CP        NT2X59CA          1
          INC/OGT TEST TRUNK CP             NT2X90AD          1
          8 X 8 MATRIX CP                   NT3X09BA          1
          MTU CONTROLLER CP                 NT4X97AA          1
          MTU ANALOG CARD                   NT4X98BB          1
          FSP ALARM CP                      NT6X36AA          1
          FSP ALARM CP                      NT6X36AB          1
          LCM PROCESSOR CP                  NT6X51AB          1
          INT DIGROUP CONTROL CP            NT6X52AB          1
          POWER CONVERTER 5V/15V CP         NT6X53AA          1
          ISDN LCME PWR CONV +5/+15V        NT6X53CA          1
          INT BUS INTERFACE CP              NT6X54BA          1
          MSG PROTOCOL & DOWNLD CP          NT6X69LB          1
          RMM CONTROL CARD CP               NT6X74AB          1
          UNIVERSAL TONE RECEIVER CP        NT6X92CA          1

         CII-3.5           CRITICAL SPARES - SRU

         Following are the spare equipment which will be provided by Supplier per Clause C15.1 for a SRU.

         EQUIPMENT DESCRIPTION              PRODUCT CODE      QTY

          ISDN LCM PROCESSOR CP             NTBX34CA          1
          ISDN LCM DIGROUP CTL CP           NTBX35CA          1
          ISDN ENH LINE DRAWER BIC          NTBX36BA          1
          ISDN ENH L DWR PUPS CP            NTBX71AA          1
          A-LAW GRP CODEC & TONES CP        NT2X59CA          1
          8 X 8 MATRIX CP                   NT3X09BA          1
          MTU CONTROLLER CP                 NT4X97AA          1
          MTU ANALOG CARD                   NT4X98BB          1
          PCM 30 TRUNK INTERFACE CP         NT6X27AC          1
          ARLB FSP ALARM CARD CP            NT6X36AF          1
          SRU RINGING GENERTOR (UK)         NT6X60GA          1
          LINK CONTROL CARD CP              NT6X73BA          1
          RMM CONTROL CARD CP               NT6X74AB          1
          BATTERY CHARGER CP                NT8X02AB          1
          SRU FUSE PNL & CABLE ASSY         NT8X9707          1
          SPU POWER CONVERTER CP            NT8X99AB          1

EXHIBIT C APPENDIX IV is hereby clarified as follows:

Page 77 of the GPA does not exist.
1.1

SIGNATURES

The parties intending to be legally bound have caused this Amendment to be executed by their duly authorised representatives.



CUSTOMERS                                       SUPPLIER
-------------------------------------           -------------------------------
TELEWEST COMMUNICATIONS GROUP LIMITED           NORTHERN TELECOM EUROPE LIMITED
-------------------------------------           -------------------------------


----------------------------------              --------------------------------
authorised signature      date                  authorised signature      date

Larry Carleton                                  Pete Meldrum
----------------------------------              --------------------------------
print or type name of signatory                 print or type name of signatory


President and Chief Operating Officer,          TeleWest General Manager
----------------------------------              --------------------------------
title                                                     title




UNITED ARTISTS COMMUNICATIONS (SCOTLAND) VENTURE
     BY EDINBURGH CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION EDINBURGH, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

UNITED ARTISTS COMMUNICATIONS (NORTH EAST) PARTNERSHIP
     BY TYNESIDE CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION TYNESIDE, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


     BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services. TeleWest
                  ----------------------------------------------------------
                  title




AVON CABLE JOINT VENTURE
     BY AVON CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION AVON, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title

         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

UNITED ARTISTS COMMUNICATIONS (THAMES ESTUARY) PARTNERSHIP
     BY ESTUARIES CABLE LIMITED PARTNERSHIP, GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION ESTUARIES, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title




LONDON SOUTH CABLE PARTNERSHIP
     BY UNITED CABLE (LONDON SOUTH) LIMITED PARTNERSHIP, GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION UK. INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

CABLE LONDON PLC


--------------------------------------------
authorised signature                date

Gerald Campbell
--------------------------------------------
print or type name of signatory

Managing Director, Cable London plc
--------------------------------------------
title




BIRMINGHAM CABLE LIMITED


--------------------------------------------
authorised signature                date

Edward Campbell
--------------------------------------------
print or type name of signatory

Managing Director, Birmingham Cable Limited
--------------------------------------------
title



WINDSOR TELEVISION LIMITED

--------------------------------------------
authorised signature                date

Phillipe Galteau
--------------------------------------------
print or type name of signatory

Managing Director, The Cable Corporation
--------------------------------------------
title



UNITED ARTISTS COMMUNICATIONS (COTSWOLDS) LIMITED


--------------------------------------------
authorised signature                date

Larry Carleton
--------------------------------------------
print or type name of signatory

President and Chief Operating Officer, TeleWest
--------------------------------------------
title

ENCOM CABLE TV AND TELECOMMUNICATIONS


--------------------------------------------
authorised signature                date

John Sheridan
--------------------------------------------
print or type name of signatory

Managing Director and Chief Executive Officer, ENCOM
--------------------------------------------
                                      TITLE

                               TELEWEST GROUP GPA

                                   AMENDMENT 1

                                   APPENDIX 1








                                  ATTACHMENT K

                         CATV SOFTWARE STRUCTURE (BCS34)

DMS SOFTWARE STRUCTURE

DMS Software is delivered in various Feature Packages, referred to by NTX prefixed codes. Each NTX Package contains a number of individual Features, referenced by Feature Identity Codes.

To assist CATV operators select the right combination of feature packages Northern Telecom has created Modules of NTX packages addressing various applications as shown in Annex 1 to this document.

The Packages contained within each Module are appended to this attachment as Annex 2.

The diagram is structured to show Software dependencies where a Module is represented by another supporting Module. For example, Module 21 requires Modules 5 and 19. Where possible, Northern Telecom has structured this proposal to reflect real services CATV operators will wish to offer and to minimise the number of dependant modules required to deliver a particular service.

The functionality of each Module is outlined below.

For more details on the precise capability of each Module, please refer to the following documentation, using the relevant NTX Package code.

I.       DMS-100 ADVANCED SERVICES FEATURE GUIDE (BCS 33)

This is a reference document which describes the voice features included in the various Software packages available on the DMS in the UK at Software release BCS33. The BCS34 update will be available later this year.

II.      DMS-100 MDC VOICE FEATURES - BCS 34

This details the full DMS 100 capability, but not all features are available in the UK market. It does however contain useful information on the UK features not yet incorporated in the DMS Advanced Services Feature Guide.

III.     UK SPECIFIC FEATURES

There are a number of Software packages which have been developed specifically for the UK market to allow DMS 100 to operate in the UK market. As they provide no additional feature capability, they do not appear in the DMS-100 advanced services feature guide. They are therefore attached as Annex 3 to this document.

MODULE DESCRIPTIONS

The entire Software load is delivered to the Cable TV operator, but only those packages licensed can be used. Those Modules licenced (i.e., included in our Software prices) are shown by shading in the diagram (Annex 1). Should you wish to extend your licence, then you will be able to use the Software without the inconvenience of an upgrade. The commercial arrangements for this are defined in the GPA.

1.       FOUNDATION (INCLUDING CORE CENTREX)

This module contains all the key system and operating Software plus the capability to offer many features for residential use as well as a basic featured Centrex service.

The Key Residential features included in this module are:


                         [CONFIDENTIAL PORTION OMITTED]


In addition, many Centrex features included but not listed above can also be successfully marketed to the residential market.

[CONFIDENTIAL PORTION OMITTED]

Many of the features provided by this Module are contained in Packages NTX100AA, NTX413AB, NTXJ84AA and are contained in parts of NTX101AA, NTX103AA and NTX435AA
 . Details of these feature packages can be found in the book 'DMS-100 Advanced Services Features Guide.

2.       BILLING - LAMA - LOCAL AUTOMATIC MESSAGE ACCOUNTING.

This Module provides the capability for DMS-100 to provide billing records in AMA format.

3.       ADVANCED STATION FEATURES

This provides further station features to enhance both your residential and business offerings.

In particular, it includes features such as [CONFIDENTIAL PORTION OMITTED]

4.       ANALOGUE INTERCONNECT

This Module is used for analogue interconnect, when required.

5.       ANSI ISUP+ INCLUDING NETWORK CENTREX

This Module provides the capability for ANSI ISUP+ signalling on the DMS-100, to enable feature networking between DMS-100s.

This allows Network Centrex to be provided between multiple DMS 100 nodes giving maximum flexibility in service provision for your customers.

This is also used as the basis for Network wide deployment between DMS 100 nodes for advanced services where capabilities to allow the transit of advanced features and services where this cannot be done using other signalling systems.

Also included in this module is the capability to provide Network wide Ring
Again.

6.       BTUP

This Module provides BTUP signalling on the DMS-100 for interconnection to other public exchanges supporting BTUP.

7.       DPNSS ACCESS

This module allows digital PBXs to connect to the DMS-100 using DPNSS or via an appropriate interface converter using DASS2.

DPNSS can be used for basic call PSTN access. It can also allow full access to Virtual Private Networking and Hybrid Networking on a single node basis.

In particular the following capabilities are provided:


                         [CONFIDENTIAL PORTION OMITTED]


8.       ANALOGUE PBX

This Module provides analogue PABX connections via DC5 and AC15.

This not only provides the capability to connect for PSTN calls, but also as a VPN for smaller site sizes than traditionally cost-effective where DPNSS is used. In effect, the PBX line becomes part of the customer group and has the flexibility for tariffing and routing as a VPN.

9.       LINE CARD

This Module provides the Software required by DMS line cards.

10.      PLD - PCM30 LINE DRAWER

This Module provides the Software required by the PLD which is used for the provision of 2Mbit/s CAS signalling required by multiplexors.

11.      SRU - SMALL REMOTE UNIT

This Module is required by the DMS Small Remote Unit.

12.      RSC - REMOTE SWITCHING CENTRE

This Module is required by the DMS Remote Switching Centre.

13.      NOT ASSIGNED

14.      MESSAGE SERVICES AND SMDI (SIMPLIFIED MESSAGE DESK INTERFACE)

This Module gives the ability to interface with voice mail systems to allow them to turn on and off the DMS message waiting indication at the handset. Message Waiting can be provided to MF telephones as well as the P Phone.

SMDI is also used by the screen based attendant console to identify the telephone number of callers from within a Centrex group.

This module also allows the implementation of an attendant-based message service.

15.      CALL FORWARD REMOTE ACTIVATION

This module allows callers to remotely programme their telephone for call forwarding to any phone anywhere in the world.

16.      ADVANCED CENTREX

This provides many telephone set features to complete the set of nodal non-display business services.

It also includes a number of system features including;


                         [CONFIDENTIAL PORTION OMITTED]

17.      NETWORK PBX VPN

This Module provides full DPNSS feature transparency between DMS 100 switches.

This allows the capability to provide a PBX based Virtual Private Network across a wide geographic area without constraint to a single node. All DPNSS features are transported between the PBX's as if the link had been provided by a private circuit.

18.      AUTOMATIC CALL DISTRIBUTION

This Module offers nodal Automatic Call Distribution (ACD), including advanced agent features and queuing capabilities.

It includes the ability to display name and number information on Northern Telecom proprietary ACD display phones. Although the Software to do this is contained in module 19, purchase of this module includes the right to use the P Phone Software for ACD purposes.

Also included are enhanced agent/supervisor features, enhanced queuing and recorded announcement capabilities, plus the interface to the Management Information System.

19.      P PHONE SETS INCLUDING BUSINESS SET DISPLAY FEATURES

This module provides the capability to offer P Phone features. The two base packages in this module are NTX106AA and NTX878AE. Details of the features offered in these packages can be found in the DMS 100 Advanced Services Feature Guide. A list of the features in NTX106AA can be found on pages 445 to 446 and in NTX878AE on page 449.

This Module also supports the display of names, telephone numbers and call related information on Northern Telecom proprietary business display phones.

20.      NOT ASSIGNED

21.      NETWORK DISPLAY FEATURES

This Module provides the ability for Network Wide Name and Number Call display on Northern Telecom proprietary business display phones. This can be provided between DMS 100 switches removing any constraint to a single area.

22.      SUPERGROUP ACD

This Module includes the capability for large single node ACD applications, to:

[CONFIDENTIAL PORTION OMITTED]

23.      NETWORK ACD

This Module enhances Module 22 by providing the same services across multiple DMS nodes using ANSI ISUP+ signalling.

24.      NETWORK MANAGEMENT

This Module enhances the DMS-100 Network Management capability.

25.      RLCM - REMOTE LINE CONCENTRATING UNIT

This Module is required by the DMS Remote Line Concentrating Unit.

26.      NETWORK MESSAGE SERVICE

This Module allows a single Voice Mail system connected to the DMS 100 SMDI port to provide a network wide Message Waiting Capability.

27        ADVANCED NETWORK CENTREX

This module enhances the Network Centrex service with additional capabilities such as Network Attendant Service, Network Speed Calling and ESN.

28       NETWORKED HYBRID VPN

This allows Hybrid VPN's mixing both Centrex and PBX sites to provided across a network of DMS 100 switches.

29       ISDN PRA

This provides the capability to deploy ISDN PRA lines. This is not in the current BCS34 CATV load but will be supported in a future BCS34 release.

30       VIRTUAL FACILITY GROUPS

This allows emulation of leased lines in a virtual private network such that calls can be limited to the number of virtual circuits provided with overflow calls given busy tone or charged at a higher rate.

                                     ANNEX 1

                            CATV PACKAGING STRUCTURE









(C)        COPYRIGHT NORTHERN TELECOM EUROPE LIMITED 1993        PROPOSAL 2/399

         Copyright in the whole and every part                       July 1993
         of this document is owned by NT Europe Ltd

                         [CONFIDENTIAL PORTION OMITTED]










(C)        COPYRIGHT NORTHERN TELECOM EUROPE LIMITED 1993        PROPOSAL 2/399

         Copyright in the whole and every part                       July 1993
         of this document is owned by NT Europe Ltd

                                     ANNEX 2



                               CATV PACKAGING LIST




                                  PROPRIETARY
                                  -----------

    THE INFORMATION CONTAINED HEREIN SHOULD NOT BE DISCLOSED TO UNAUTHORISED PERSONS, IT IS INBTENDED FOR USE BY AUTHORISED REPRESENTATIVES OF THE PARTIES
                                TO THIS DOCUMENT

LIST.ID          FUNCTION        HW      PACKAGE                            TITLE
HARDWARE OPTIONS (INCLUDED IN MODULE 1)
                   A-SN40, JNET, MSB
Hardware         System          AB      NTXD18AB
Hardware         System          AB              NTX940AA
Hardware         System          AB              NTX941AA
Hardware         System          AB              NTX942AB
Hardware         System          AB              NTX950AA
Hardware         System          AB              NTX951AA
Hardware         System          AB              NTXE54AA
Hardware         System          AB              NTXF16AA
Hardware         System          AB              NTXR46AA
Hardware         System          B       NTXP10AAaaa                        [CONFIDENTIAL
Hardware         System              BC  NTXE01AA
Hardware         System              BC  NTXP13AA
Hardware         System              BC  NTXD44AB
Hardware         System              BC          NTXF20AA                   PORTION
Hardware         System              BC          NTXN18AA
Hardware         System              BC          NTXF71AB
Hardware         System              BC  NTXN19AA
Hardware         System              BC  NTX839AB
Hardware         System              BC  NTXR72AA                           OMITTED]
Hardware         System               C  NTXD25AA
Hardware         System               C          NTX940AA
Hardware         System               C          NTX941AA
Hardware         System               C          NTX942AB
Hardware         System               C          NTX950AA
Hardware         System               C          NTX951AA
Hardware         System               C          NTXE54AA
Hardware         System               C          NTXF97AA
Hardware         System               C          NTXR46AA

C7 Sub.1         System                  NTX040AA
C7 Sub.2         System                  NTX041AB
C7 Sub.3         System                  NTX167AB
C7 Sub.4         System                  NTX550AA
C7 Sub.5         System                  NTX936AB
C7 Sub.6         System                  NTXA79AA
C7 Sub.7         System                  NTXK49AA




                                       38

LIST.ID          FUNCTION        HW      PACKAGE                            TITLE
MODULE 1 - FOUNDATION INCLUDING CORE FEATURES

1.01             System                  NTX003AB
1.02             System                          NTX000AA
1.03             System                          NTX001AA
1.04             System                          NTX006AA
1.05             System                          NTX007AB
1.06             System                          NTX053AA
1.07             System                          NTX056AA
1.08             System                          NTX901AA
1.09             System                          NTX902AA
1.10             System                  NTX048AA
1.11             System                  NTX048BA
1.12             System                  NTX051AA
1.13             System                  NTX054AA
1.14             System                  NTX055AA
1.15             System                  NTX055AB                           [CONFIDENTIAL
1.16             System                  NTX055AC
1.17             System                  NTX059AB
1.18             System                  NTX064AA
1.19             System                  NTX065AA
1.20             System                  NTX074AA                           PORTION
1.21             System                  NTX082AA
1.22             System                  NTX085AA
1.23             System                  NTX087AA
1.24             System                  NTX088AA
1.25             System                  NTX120AA                           OMITTED]
1.26             System                  NTX122AA
1.27             System                  NTX142AA
1.28             System                  NTX269AA
1.29             System                  NTX270AA
1.30             System                  NTX273AA
1.31             System                  NTX274AA
1.32             System                  NTX292BA
1.33             System                  NTX385AA
1.34             System                  NTX445AB
1.35             System                  NTX560AB
1.36             System                  NTX733AE
1.37             System                  NTX738AC
1.38             System                  NTX750AB
1.39             System                  NTX913AA
1.40             System                  NTXA11AA
1.41             System                  NTXA15AA
1.42             System                  NTXB57AA
1.43             System                  NTXB74AA
1.44             System                  NTXU17AA
1.45             System                  NTXE29AA
1.46             System                  NTXE65AA
1.47             System                  NTXE98AA
1.48             System                  NTXH62AA
1.49             System                  NTXJ44AA
1.50             System                  NTX418AA
1.52             System                  NTX717AB
1.53             System                  NTX730AA
1.54             System                  NTX057AB
1.55             System                  NTX121AA
1.57             System                  NTX272AAaaa



                                       39

1.58             System                  NTX293AA
1.60             System                  NTXF87AA
1.61             System                  NTXJ35AAaaa
1.62             System                  NTXK01AA
1.63             System                  NTXK65AA
1.64             System                  NTXK68AAaaa
1.66             System                  NTXU15AAaaa
1.67             System                  NTXA67AA
1.69             Features                NTX100AA
1.70             Features                NTX244AB
1.77             Features                NTX611AA
1.80             Features                NTX964AA
1.81             Features                NTX968AA
1.82             Features                NTX105AA
1.85             Features                NTX433AA
1.87             Features                NTX008AB
1.89             Features                NTX431AA
1.91             Features                NTX413AB
1.92             Features                NTX824AB
1.93             Features                NTXJ58AA                           [CONFIDENTIAL
1.94             Features                NTX103BA
1.95             Features                NTXP57AA
1.96             Features                NTXJ84AA

1.97             Features                NTX101AA (PART)

                                                                            PORTION





1.98             Features                NTX103AA (PART)                    OMITTED]




1.99             Features                NTX435AA (PART)


MODULE 2 - BILLING (LAMA)

2.00             Billing                 NTX081AA
2.01             Billing                 NTXD07AA
2.02             Billing                         NTX042AA
2.03             Billing                         NTX159AA
2.04             Billing                         NTX737AB
2.05             Billing                         NTXE28AA
2.06             Billing                 NTX165AA
2.07             Billing                 NTXH53AA




                                       40

LIST.ID         FUNCTION          HW     PACKAGE                             TITLE
MODULE 3 - ADVANCES STATION FEATURES

3.01            Features                 NTX820AA
3.02            Features                 NTXA64AA
3.03            Features                 NTXF82AA
3.04            Features                 NTXJ38AA
3.05            Features                 NTX127AA
3.06            Features                 NTXJ70AA
3.07            Features                 NTX219AB
3.08            Features                 NTXJ47AA
3.09            Features                 NTX898AA
3.10            Features                 NTX436AA

MODULE 4 - ANALOGUE
INTERCONNECT                                                                 [CONFIDENTIAL

4.00            Interconect              NTX911AA
4.01            Interconnect             NTXK34AA                            PORTION

LIST.ID    FUNCTION         HW                PACKAGE

                                                                              OMITTED]
MODULE 5 - ISUP INTERCONNECT

5.01       Interconnect                       NTXE66AA
5.02       Interconnect                       NTXJ68AA
5.03       Interconnect                       NTXA79AA
5.04       Features                           NTXA36AA

MODULE 6 - BTUP
INTERCONNECT

6.01       Interconnect                       NTX937AB
6.03       Interconnect                       NTXK54AA

MODULE 7 - DPNSS ACCESS


7.01       Access                             NTX958AA
7.04       Access                             NTXK18AA
7.05       Access                             NTXK44AA





                                       41

LIST.ID    FUNCTION         HW                PACKAGE                        TITLE
MODULE 8 - ANAOGUE PBX ACCESS

8.01       Access                             NTXK03AA


MODULE 9 - LINE CARD ANALOGUE ACCESS

9.01       Access                             NTXW00AA
9.02       Access                             NTXW22AA

MODULE 10 - PCM LINE DRAWER ACCESS
10.01      Access                             NTXK00AB

MODULE 11 - SMALL REMOTE UNIT ACCESS
11.01      Access                             NTXH96AA

MODULE 12 - REMOTE SWITCHING CENTRE ACCESS

12.01      Access                             NTX145AA
12.03      Access                             NTX152AB                       [CONFIDENTIAL

MODULE 14 - MESSAGING (INCLUDING VOICE MAIL AND SMDI)
                                                                             PORTION
14.00      Features                           NTX119AA
14.01      Features                           NTX732AA
                                                                             OMITTED]
MODULE 15 - CALL FORWARD REMOTE ACTIVATION

15.01      Features                           NTXN75AA

MODULE 16 - ADVANCED CENTREX

16.00      Features                           NTX427AA
16.01      Features                           NTX111AA
16.02      Features                           NTXA31AA
16.03      Features                           NTX260AA
16.04      Features                           NTX412CB
16.05      Features                           NTX414AA
16.06      Features                           NTXJ83AA
16.07      Features                           NTX719AA
16.12      Features                           NTXA27AA
16.13      Features                           NTXA33AA
16.15      Features                           NTXA72AA
16.16      Features                           NTXA84AA
16.17      Features                           NTXE39AA



                                       42

LIST.ID    FUNCTION         HW                PACKAGE                        TITLE
16.20      Features                           NTXJ82AA
16.21      Features                           NTXA77AA
16.22      Features                           NTXE44AA
16.23      Features                           NTX410AA
16.24      Features                           NTX262AA
16.25      Features                           NTX434AA
16.26      Features                           NTX101AA
16.27      Features                           NTX102AA
16.28      Features                           NTX103AA
16.29      Features                           NTX728AA
16.30      Features                           NTXA32AA
16.31      Features                           NTX435AA





MODULE 17  NETWORK PBX VPN
17.02            Features                         NTXK43AA

MODULE 18 - BASE ACD
18.01            Features                         NTXD14AG                      [CONFIDENTIAL
                 Features                                 NTX407AB
                 Features                                 NTX415AA
                 Features                                 NTX416AI              PORTION
                 Features                                 NTX727AD
                 Features                                 NTX991AF
                 Features                                 NTXA52AB
18.02            Features                         NTXE09AB                      OMITTED]
18.03            Features                         NTX417AA

MODULE 19 - P PHONE SETS INCLUDING BUSINESS DISPLAY FEATURES

19.01            Features                         NTX108AA
19.02            Features                         NTX946AB
19.04            Features                         NTXE47AA
19.04            Features                         NTX106AA
19.05            Features                         NTX878AE
19.06            Features                         NTXE62AA


MODULE 21 - NETWORK DISPLAY FEATURES

21.03            Features                         NTXA35AA
21.05            Features                         NTXA80AA




                                       43

LIST.ID          FUNCTION         PACKAGE                                       TITLE
MODULE 22 - SUPERGROUP ACD (NODAL)
22.01            Features                         NTXE22AA


MODULE 23 - NETWORK ACT (MULTI-NODE)
23.01            Features                         NTXN46AA

MODULE 24 - NETWORK MANAGEMENT

24.01            Admin                            NTX060AB
24.02            Admin                            NTX060BB                      [CONFIDENTIAL

MODULE 25 - REMOTE LINE CONCENTRATING MODULE ACCESS

25.01            Access                           NTX146AA                      PORTION
25.02            Access                           NTX147AB
25.03            Access                           NTX154AA
25.04            Access                           NTX156AA
25.05            Access                           NTX963AA                      OMITTED]

MODULE 27 - ADVANCED NETWORK CENTREX

27.02            Features                         NTXA39AA
27.03            Features                         NTX432AA
17.04            Features                         NTX430AA

MODULE 28 - NETWORK HYBRID VPN

28.02            Access                           NTXB55AB
28.01            Features                         NTXK45AB

MODULE 30 - VIRTUAL FACILITY GROUPS

30.01            Features                         NTX112AB




                                     ANNEX 3



                              UK SPECIFIC FEATURES




(C)        COPYRIGHT NORTHERN TELECOM EUROPE LIMITED 1993        PROPOSAL 2/399

         Copyright in the whole and every part                        July 1993
         of this document is owned by NT Europe Ltd

UK SPECIFIC FEATURES

There are a number of features which have been developed for the UK market which have yet to be included in any global documentation. These have been summarised in this Annex.

NTX 964AA

DMS-100 CENTREX
INTERNATIONAL

AE0290 - [CONFIDENTIAL PORTION OMITTED]

FEATURE SYNOPSIS

This activity [CONFIDENTIAL PORTION OMITTED]



-------------------------------------------------------


NTX 968AA

DMS-100 CENTREX
INTL FEATURES

AE0275 - [CONFIDENTIAL PORTION OMITTED]

FEATURE SYNOPSIS

This feature provides [CONFIDENTIAL PORTION OMITTED]



-------------------------------------------------------

NTX 611AA

UK BUSINESS FEATURES

AE0070 - [CONFIDENTIAL PORTION OMITTED]

FEATURE SYNOPSIS

This feature will enhance [CONFIDENTIAL PORTION OMITTED]


AE0289 - [CONFIDENTIAL PORTION OMITTED]

FEATURE SYNOPSIS

This feature will [CONFIDENTIAL PORTION OMITTED]


AE0368 - [CONFIDENTIAL PORTION OMITTED]

FEATURE SYNOPSIS

This feature will [CONFIDENTIAL PORTION OMITTED]


AE0402 -  [CONFIDENTIAL PORTION OMITTED]

FEATURE SYNOPSIS

This activity [CONFIDENTIAL PORTION OMITTED]


BC2083 - [CONFIDENTIAL PORTION OMITTED]

FEATURE SYNOPSIS

[CONFIDENTIAL PORTION OMITTED]

-------------------------------------------------------

                                     ANNEX 4



                                     PRICING





(C)        COPYRIGHT NORTHERN TELECOM EUROPE LIMITED 1993        PROPOSAL 2/399

         Copyright in the whole and every part                        July 1993
         of this document is owned by NT Europe Ltd

This Annex 4 replaces Section 9.8, of the Supplier's Proposal


                                 TELEWEST/ENCOM

                            SOFTWARE PRICING - BCS 34


Module       Title                                       Price per   Price per   Unit Type
ID                                                       Switch      Unit

1            Foundation including core services                                  Subs line

2            Billing - LAMA                                                      Subs line

3            Advanced station features
                          -Option A
                          -Option B                                              Subs line

4            Analogue Interconnect                       [CONFIDENTIAL           PDTC

5            ANSI ISUP+ including. Network Centrex                               PDTC

                                                          PORTION
6            BTUP                                                                PDTC

7            Digital PBX Access                                                  DPNSS link

                                                          OMITTED]
8            Analogue PBX access                                                 2Mbps Muxlink

9            Line Card                                                           Line card

10           PLD (PCM30 Line Drawer)                                             2Mbps Muxlink

11           SRU (small remote unit)
                       -Option A
                       -Option B                                                 SRU

12           RSC
             (Remote Switching Centre)
                       -Option A
                       -Option B                                                 RSC

13           Not assigned




                                       49

14           Message Services & SMDI                                             -

15           Call Forward Remote Activation                                      -

16           Advanced Centrex
                       -Option A
                       -Option B                                                 Subs line

17           Network PBX VPN                                                     -

18           Automatic Call Distribution                                         -

19           P Phone  sets  including  Business  Display
             features
                         -Option A
                         -Option B                                               P phone line card
                                                                                 Purchased

20           Not assigned

21           Network Display features                                            -

22           Supergroup ACD                              [CONFIDENTIAL           -

23           Network ACD                                                         -

24           Enhanced Network Management                 PORTION                 -

25           RLCM (Remote Line Concentrating Module)
                       -Option A
                       -Option B                         OMITTED]
                                                                                 RLCM

26           Network Message Service                                             -
             (2nd release BCS34)

27           Advanced Network Centrex                                            -

28           Network Hybrid VPN                                                  -

29           ISDN PRA                                                            PRA link
             (2nd release BCS34)

30           Virtual Facility Groups                                             -


                                     ANNEX 5



                           MAPPING OF ORIGINAL FEATURE



                           PACKAGING TO NEW STRUCTURE

-------------------------------------------------------------------------------------------------------
MODULE 1
------------------------------------                                             ----------------------
1.01               NTXD18AB
------------------------------------                                             ----------------------
1.02                       NTX940AA
------------------------------------                                             ----------------------
1.03                       NTX941AA
------------------------------------                                             ----------------------
1.04                       NTX942AB
------------------------------------                                             ----------------------
1.05                       NTX950AA
------------------------------------                                             ----------------------
1.06                       NTX951AA
------------------------------------                                             ----------------------
1.07                       NTXE54AA
------------------------------------                                             ----------------------
1.08                       NTXF16AA
------------------------------------                                             ----------------------
1.09                       NTXR46AA
------------------------------------                                             ----------------------
1.10               NTX003AB
------------------------------------                                             ----------------------
1.11                       NTX000AA
------------------------------------                                             ----------------------
1.12                       NTX001AA
------------------------------------                                             ----------------------
1.13                       NTX006AA
------------------------------------                                             ----------------------
1.14                       NTX007AB
------------------------------------                                             ----------------------
1.15                       NTX053AA                 [CONFIDENTIAL
------------------------------------                                             ----------------------
1.16                       NTX056AA
------------------------------------                                             ----------------------
1.17                       NTX901AA                   PORTION
------------------------------------                                             ----------------------
1.18                       NTX902AA
------------------------------------                                             ----------------------
1.19               NTX048AA                           OMITTED]
------------------------------------                                             ----------------------
1.20               NTX048BA
------------------------------------                                             ----------------------
1.21               NTX051AA
------------------------------------                                             ----------------------
1.22               NTX054AA
------------------------------------                                             ----------------------
1.23               NTX055AA
------------------------------------                                             ----------------------
1.24               NTX055AB
------------------------------------                                             ----------------------
1.25               NTX055AC
------------------------------------                                             ----------------------
1.26               NTX059AB
------------------------------------                                             ----------------------
1.27               NTX064AA
------------------------------------                                             ----------------------
1.28               NTX065AA
------------------------------------                                             ----------------------
1.29               NTX074AA
------------------------------------                                             ----------------------
1.30               NTX082AA
------------------------------------                                             ----------------------
1.31               NTX085AA
------------------------------------                                             ----------------------
1.32               NTX087AA
------------------------------------                                             ----------------------
1.33               NTX088AA
------------------------------------                                             ----------------------
1.34               NTX100AA
------------------------------------                                             ----------------------
1.39               NTX120AA
------------------------------------                                             ----------------------
1.40               NTX122AA
------------------------------------                                             ----------------------
1.41               NTX142AA
------------------------------------                                             ----------------------
1.42               NTX146AA                                                      Now in module 25
------------------------------------                                             ----------------------
1.43               NTX147AB
------------------------------------                                             ----------------------
1.44               NTX244AB
------------------------------------                                             ----------------------
1.45               NTX269AA
------------------------------------                                             ----------------------
1.46               NTX270AA
------------------------------------                                             ----------------------
1.47               NTX273AA


                                       52

-------------------------------------------------------------------------------------------------------
1.48               NTX274AA
------------------------------------                                             ----------------------
1.49               NTX292BA
------------------------------------                                             ----------------------
1.50               NTX385AA
------------------------------------                                             ----------------------
1.51               NTX432AA                                                      Removed from load
------------------------------------                                             ----------------------
1.52               NTX433AA
------------------------------------                                             ----------------------
1.53               NTX434AA                                                      Now in module 16
------------------------------------                                             ----------------------
1.54               NTX445AB
------------------------------------                                             ----------------------
1.55               NTX560AB
------------------------------------                                             ----------------------
1.56               NTX611AA
------------------------------------                                             ----------------------
1.57               NTX717AB
------------------------------------                                             ----------------------
1.58               NTX730AA
------------------------------------                                             ----------------------
1.59               NTX733AE
------------------------------------                                             ----------------------
1.60               NTX738AC
------------------------------------                                             ----------------------
1.61               NTX750AB
------------------------------------                                             ----------------------
1.62               NTX913AA
------------------------------------                                             ----------------------
1.63               NTX936AB
------------------------------------                                             ----------------------
1.64               NTX964AA
------------------------------------                                             ----------------------
1.65               NTX968AA                        [CONFIDENTIAL
------------------------------------                                             ----------------------
1.66               NTXA11AA
------------------------------------                                             ----------------------
1.67               NTXA15AA                            PORTION
------------------------------------                                             ----------------------
1.70               NTXB57AA
------------------------------------                                             ----------------------
1.71               NTXB74AA                           OMITTED]
------------------------------------                                             ----------------------
1.72               NTXB91AA                                                      Replaced by NTXU17AA
------------------------------------                                             ----------------------
1.73               NTXE29AA
------------------------------------                                             ----------------------
1.74               NTXE65AA
------------------------------------                                             ----------------------
1.75               NTXE98AA
------------------------------------                                             ----------------------
1.76               NTXH62AA
------------------------------------                                             ----------------------
1.78               NTXJ44AA
------------------------------------                                             ----------------------
1.79               NTXJ83AA                                                      Now in module 16
------------------------------------                                             ----------------------
1.80               NTXE01AA
------------------------------------                                             ----------------------
1.81               NTXF71AB
------------------------------------                                             ----------------------
1.82               NTXP13AA
------------------------------------                                             ----------------------
1.83               NTXD44AB
------------------------------------                                             ----------------------
1.84               NTXF20AA
------------------------------------                                             ----------------------
1.85               NTXN18AA
------------------------------------                                             ----------------------
1.86               NTXN19AA
------------------------------------                                             ----------------------
1.87               NTX839AB
------------------------------------                                             ----------------------
1.88               NTXR72AA
------------------------------------                                             ----------------------

------------------------------------                                             ----------------------
MODULE 1A
------------------------------------                                             ----------------------
1a.01              NTX101AA                                                      Part in module 1
                                                                                 Part in module 16
------------------------------------                                             ----------------------
1a.02              NTX102AA                                                      Now in module 16
------------------------------------                                             ----------------------
1a.03              NTX103AA                                                      Part in module 1
                                                                                 Part in module 16
------------------------------------                                             ----------------------
1a.04              NTX106AA                                                      Now in module 19
------------------------------------                                             ----------------------
1a.05              NTXA43AA                                                      Now in module 15



                                       53

-------------------------------------------------------------------------------------------------------
1a.06              NTXA77AA                                                      Now in module 16
------------------------------------                                             ----------------------
1a.07              NTX413AA                                                      Upgraded to NTX413AB
                                                                                 Now in module 1
------------------------------------                                             ----------------------

------------------------------------
MODULE C7 SUB
------------------------------------                                             ----------------------
C7 Sub.1           NTX040AA
------------------------------------                                             ----------------------
C7 Sub.2           NTX041AB
------------------------------------                                             ----------------------
C7 Sub.3           NTX167AB
------------------------------------                                             ----------------------
C7 Sub.4           NTX550AA
------------------------------------                                             ----------------------
C7 Sub.5           NTXA79AA
------------------------------------                                             ----------------------

------------------------------------                                             ----------------------
MODULE 2
------------------------------------                                             ----------------------
2.01               NTXD07AA
------------------------------------                                             ----------------------
2.02                       NTX042AA
------------------------------------                                             ----------------------
2.03                       NTX159AA
------------------------------------                                             ----------------------
2.04                       NTX737AB
------------------------------------                                             ----------------------
2.05                       NTXE28AA                 [CONFIDENTIAL
------------------------------------                                             ----------------------
2.06               NTX165AA
------------------------------------                                             ----------------------
2.07               NTXH53AA                           PORTION
------------------------------------                                             ----------------------

------------------------------------                                             ----------------------
MODULE 3                                              OMITTED]
------------------------------------                                             ----------------------
3.01               NTX112AB                                                      Now in module 30
------------------------------------                                             ----------------------
3.02               NTX410AA                                                      Now in module 16
------------------------------------                                             ----------------------
3.04               NTX418AA                                                      Now in module 1
------------------------------------                                             ----------------------
3.05               NTX262AA                                                      Now in module 16
------------------------------------                                             ----------------------
3.06               NTX119AA                                                      Now in module 14
------------------------------------                                             ----------------------
3.07               NTX824AB                                                      Now in module 1
------------------------------------                                             ----------------------
3.08               NTX898AA
------------------------------------                                             ----------------------
3.09               NTX436AA
------------------------------------                                             ----------------------
3.10               NTXE94AA                                                      Removed from load
------------------------------------                                             ----------------------
3.11               NTXJ47AA
------------------------------------                                             ----------------------
3.12               NTXJ70AA
------------------------------------                                             ----------------------
3.13               NTXA64AA
------------------------------------                                             ----------------------
3.14               NTXF82AA                                                      Removed from load
------------------------------------                                             ----------------------
3.15               NTX878AE                                                      Now in module 19
------------------------------------                                             ----------------------
3.16               NTXA32AA                                                      Now in module 16
------------------------------------                                             ----------------------
3.17               NTXJ38AA
------------------------------------                                             ----------------------
3.18               NTX127AA
------------------------------------                                             ----------------------
3.19               NTX219AB
------------------------------------                                             ----------------------
3.20               NTXA18AA                                                      Removed from load
------------------------------------                                             ----------------------
3.21               NTXA81AA                                                      Removed from load
------------------------------------                                             ----------------------
3.22               NTXF85AA                                                      Removed from load
------------------------------------                                             ----------------------
3.23               NTXJ58AA                                                      Now in module 1
------------------------------------                                             ----------------------
3.24               NTXJ69AA                                                      Removed from load
------------------------------------                                             ----------------------
3.25               NTX435AA                                                      Part in module 1
                                                                                 Part in module 16


                                       54

-------------------------------------------------------------------------------------------------------
MODULE 4
------------------------------------                                             ----------------------
4.01               NTXK34AA
------------------------------------                                             ----------------------

------------------------------------                                             ----------------------
MODULE 5

------------------------------------                                             ----------------------
5.01               NTXE66AA
------------------------------------                                             ----------------------
5.02               NTXJ68AA
------------------------------------                                             ----------------------

------------------------------------                                             ----------------------
MODULE 6
------------------------------------                                             ----------------------
6.01               NTX937AA
------------------------------------                                             ----------------------
6.02               NTXK54AA
------------------------------------                                             ----------------------
6.03               NTXK49AA                                                      Now in module 1
------------------------------------                                             ----------------------

------------------------------------                                             ----------------------
MODULE 7
------------------------------------                                             ----------------------
7.01               NTX958AA
------------------------------------                                             ----------------------
7.02               NTXB55AB                                                      Now in module 28
------------------------------------                                             ----------------------
7.03               NTXK44AA
------------------------------------                                             ----------------------
7.04               NTXA36AA                                                      Now in module 5
------------------------------------                                             ----------------------
                                                    [CONFIDENTIAL
------------------------------------                                             ----------------------
MODULE 8
------------------------------------                                             ----------------------
8.01               NTXK03AA                           PORTION
------------------------------------                                             ----------------------

------------------------------------                                             ----------------------
MODULE 9                                              OMITTED]
------------------------------------                                             ----------------------
9.01               NTXW00AA
------------------------------------                                             ----------------------
9.02               NTXW22AA
------------------------------------                                             ----------------------

------------------------------------                                             ----------------------
MODULE 10
------------------------------------                                             ----------------------
10.01              NTXK00AB
------------------------------------                                             ----------------------

------------------------------------                                             ----------------------
MODULE 11
------------------------------------                                             ----------------------
11.01              NTXH96AA
------------------------------------                                             ----------------------

------------------------------------                                             ----------------------
MODULE 12
------------------------------------                                             ----------------------
12.01              NTX152AB
------------------------------------                                             ----------------------
12.02              NTX145AA
------------------------------------                                             ----------------------

------------------------------------                                             ----------------------
MODULE 13
------------------------------------                                             ----------------------
13.01              NTX103BA                                                      Now in module 1
------------------------------------                                             ----------------------
13.02              NTXA88AA                                                      Removed from load
------------------------------------                                             ----------------------

------------------------------------                                             ----------------------
MODULE 14
------------------------------------                                             ----------------------
14.01              NTX732AA
------------------------------------                                             ----------------------

MODULE 15                                                                        Reallocated for call
                                                                                 Forward        Remote
                                                                                 Activation


                                       55

-------------------------------------------------------------------------------------------------------
MODULE 16
------------------------------------                                             ----------------------
16.01              NTX105AA                                                      Now in module 1
------------------------------------                                             ----------------------
16.02              NTX111AA
------------------------------------                                             ----------------------
16.03              NTX260AA
------------------------------------                                             ----------------------
16.04              NTX412CB
------------------------------------                                             ----------------------
16.05              NTX414AA
------------------------------------                                             ----------------------
16.06              NTX427AA
------------------------------------                                             ----------------------
16.07              NTX430AA                                                      Now in module 27
------------------------------------                                             ----------------------
16.09              NTX719AA
------------------------------------                                             ----------------------
16.10              NTX820AA                                                      Now in module 3
------------------------------------                                             ----------------------
16.11              NTX857AA                                                      Removed from load
------------------------------------                                             ----------------------
16.12              NTXA27AA
------------------------------------                                             ----------------------
16.13              NTXA31AA
------------------------------------                                             ----------------------
16.14              NTXA33AA
------------------------------------                                             ----------------------
16.15              NTXA72AA
------------------------------------                                             ----------------------
16.16              NTXA84AA
------------------------------------                                             ----------------------
16.17              NTXE39AA
------------------------------------                                             ----------------------
16.18              NTXE62AA                                                      Now in module 19
------------------------------------                                             ----------------------
                                                    [CONFIDENTIAL
------------------------------------                                             ----------------------
MODULE 17
------------------------------------                                             ----------------------
17.01              NTXK18AA                           PORTION                    Now in module 7
------------------------------------                                             ----------------------
17.02              NTXK43AA
------------------------------------                                             ----------------------
                                    OMITTED]
-------------------------------------                                             ----------------------
MODULE 18
------------------------------------                                             ----------------------
18.01              NTXD14AF                                                      Replaced by NTXD14AG
------------------------------------                                             ----------------------
18.02                      NTX407AB
------------------------------------                                             ----------------------
18.03              NTXE09AB
------------------------------------                                             ----------------------

------------------------------------                                             ----------------------
MODULE 19
------------------------------------                                             ----------------------
19.01              NTX108AA
------------------------------------                                             ----------------------
19.02              NTX946AB
------------------------------------                                             ----------------------
19.03              NTXE47AA
------------------------------------                                             ----------------------

------------------------------------                                             ----------------------
MODULE 20
------------------------------------                                             ----------------------
20.01              NTXD14AF                                                      Now in module 18
------------------------------------                                             ----------------------
20.02                      NTX415AA                                              Now in module 18
------------------------------------                                             ----------------------
20.03                      NTX416AI                                              Now in module 18
------------------------------------                                             ----------------------
20.04                      NTX727AD                                              Now in module 18
-----------------------------------                                             ----------------------
20.05                      NTX991AF                                              Now in module 18
------------------------------------                                             ----------------------
20.06                      NTXA52AB                                              Now in module 18
------------------------------------                                             ----------------------

------------------------------------                                             ----------------------
MODULE 21
------------------------------------                                             ----------------------
21.01              NTXK45AB                                                      Now in module 28
------------------------------------                                             ----------------------
21.02              NTXA35AA


                                       56

-------------------------------------------------------------------------------------------------------
21.03              NTXA80AA
------------------------------------                                             ----------------------
MODULE 22
------------------------------------                                             ----------------------
22.01              NTXE22AA
------------------------------------                                             ----------------------
                                                    [CONFIDENTIAL

-------------------
MODULE 23
------------------------------------                                             ----------------------
23.01              NTXN46AA                           PORTION
------------------------------------                                             ----------------------

------------------------------------                                             ----------------------
MODULE 24                                             OMITTED]
------------------------------------                                             ----------------------
24.01              NTX060AB
------------------------------------                                             ----------------------
24.02              NTX060BB
-------------------------------------------------------------------------------------------------------



  "[CONFIDENTIAL PORTION OMITTED]" INDICATES THAT INFORMATION HAS BEEN OMITTED
                          AND FILED SEPARATELY WITH THE
           COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT


                                 AMENDMENT NO. 2
                            TO THE TELEWEST GROUP GPA


This Amendment No. 2, dated 29 October 1993, shall be deemed effective as of the first day of September 1993, by and between the companies listed under Exhibit A in the General Purchasing Agreement (GPA), dated 1 March 1993 ("Customer"), and Northern Telecom Europe Limited, ("Supplier").



                                    RECITALS

WHEREAS, Customer and Supplier entered into a General Purchasing Agreement dated the first day of March 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 1, dated 1 July 1993; and

WHEREAS, Customer and Supplier agree to amend the GPA pursuant to the terms and conditions set forth herein.

                                    AGREEMENT

In consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:

TITLE PAGE is hereby amended as follows:

The contract name is hereby amended to include Telecential Communications Limited Partnership;



                                 TELEWEST GROUP


                     ENCOM CABLE TV & TELECOMMUNICATIONS LTD

                 TELECENTIAL COMMUNICATIONS LIMITED PARTNERSHIP


                          GENERAL PURCHASING AGREEMENT


                                   NTE-GPA0001





                                   PROPRIETARY
    THE INFORMATION CONTAINED HEREIN SHOULD NOT BE DISCLOSED TO UNAUTHORISED
                         PERSONS, IT IS INTENDED FOR USE
          BY AUTHORISED REPRESENTATIVES OF THE PARTIES TO THIS DOCUMENT

CLAUSE 1.1.6, PAGE 1 is hereby modified as follows:

The definition of "Consortium" is hereby revised to include Telecential Communications Limited Partnership, now stated as follows:

1.1.6. "Consortium" for the purposes of this Agreement means all Customers listed under Exhibit A subject to Clause 2.40 entitled 'Several Liability' and all actions to be taken by Consortium hereunder shall be taken respectively by:
1)TeleWest Communications Group Limited ("TeleWest") as the representative for those Customers listed as TeleWest wholly owned franchises under Section 1, Exhibit A and for those Customers listed as Limited Companies under Section 2, Exhibit A; and 2) Encom Cable TV and Telecommunications Ltd ("Encom") as the representative for those Customers listed as Encom wholly owned franchises under
Section 3, Exhibit A; AND 3) TELECENTIAL COMMUNICATIONS LIMITED PARTNERSHIP ENTERING INTO AGREEMENT FOR ITSELF AND ON BEHALF OF TELECENTIAL COMMUNICATIONS (HERTS) LIMITED PARTNERSHIP AND TELECENTIAL COMMUNICATIONS (NORTHANTS) LIMITED PARTNERSHIP ("TELECENTIAL") AS THE REPRESENTATIVE FOR THOSE CUSTOMERS LISTED AS TELECENTIAL WHOLLY OWNED FRANCHISES UNDER SECTION 4, EXHIBIT A.



CLAUSE 2.8, PAGE 6 is hereby amended as follows:

Reference to Exhibit E Appendix 6 for Telecential is hereby added now stated as follows:

2.8        FINANCING

Supplier agrees to provide financing to those Customers listed in Exhibit E, Appendix 1, together with the amounts of their individual facilities for up to [Confidential Portion Omitted] in aggregate Purchases under this Agreement pursuant to Lease Purchase Agreements substantially in the form of Exhibit E, Appendix 2 in the case of all Customers under common control with TeleWest; substantially in the form of Exhibit E, Appendix 3 in the case of Birmingham Cable Limited and Cable London plc; and substantially in the form of Exhibit E, Appendix 4 in the case of Windsor Television Limited. SUPPLIER ALSO AGREES TO PROVIDE FINANCING TO TELECENTIAL, SUBSTANTIALLY IN THE FORM OF EXHIBIT E, APPENDIX 6. The relevant financing agreement shall be entered into by Supplier and Customer that elects to finance any Purchases prior to such Customer placing its initial Order hereunder. In the event that a Customer elects to finance Purchases in accordance with such Lease Purchase Agreement, Supplier shall issue invoices for such Purchases in accordance with Clause 2.7, except that such invoices shall be for the full amount due, and such invoices shall be deemed to be paid upon inclusion of the amounts covered thereby in an Equipment Schedule under a Lease Purchase Agreement. The financing of Purchases pursuant to a Lease Purchase Agreement shall be without prejudice to the rights of Customer under this Agreement with respect to such Purchases, including without limitation Customer's right not to accept non-conforming Purchases.


CLAUSE 2.48, PAGE 19 is hereby amended as follows:

Telecential are hereby added as a party to be notified with all correspondence required under this Agreement, now stated as follows:

2.48       NOTICES

Where written notices, demands, or other communications are required under this Agreement to be made in writing, they shall be deemed duly given when made in writing and delivered in hand, or upon receipt when properly addressed by Recorded or Registered Post or other delivery service to the following addresses:

         CUSTOMERS :


TeleWest Communications Group Ltd.     Encom Cable TV & Telecommunications Ltd
Attn : Contract Manager                Attn : Contract Manager
Materials Management Department        2 Millharbour
Unit 1, Genesis Business Park          London E14 9TE
Woking, Surrey, GU21 5RW


         TELECENTIAL COMMUNICATIONS LIMITED PARTNERSHIP
         ATTN : CONTRACT MANAGER
         LINK 2 BEACONTREE PLAZA, GILLETTE WAY,
         BASINGSTOKE ROAD,
         READING RG2 0BS

         SUPPLIER :

         Commercial Manager; Cable Telephony
         Northern Telecom Europe Limited
         Public Switching Division
         Northern Telecom House
         St. Cloud Way
         Maidenhead, Berks SL6 8XB

Addresses may be changed by written notices to the parties.



EXHIBIT A, PAGE 30 is hereby amended as follows:

Section 3 is hereby added to incorporate Telecential franchises as Customers, now stated as follows:

EXHIBIT A         CUSTOMERS

This Exhibit A is attached to and made part of that certain General Purchase dated 1 March 1993 ("Agreement"), by and between Customer as defined in the Agreement ("Customer") and Northern Telecom Europe Limited ("Supplier").

PARTNERSHIPS AND REGISTERED ADDRESSES TABLE

      FRANCHISE                 FRANCHISE HOLDER                                          REG. NO.
      ---------                 ----------------                                          --------

1.    TELEWEST WHOLLY OWNED FRANCHISES
-------------------------------------------------------------------------------------------------------
      Avon                      Avon Cable Joint Venture

      -------------------------------------------------------------------------------------------------
      Croydon, Kingston and     London South Cable Partnership
      Richmond and Merton and
      Sutton

      -------------------------------------------------------------------------------------------------
      North Thames Estuary      United Artists Communications (Thames Estuary)
      South Thames Estuary      Partnership

      -------------------------------------------------------------------------------------------------
      Edinburgh                 United Artists Communications (Scotland) Venture

      -------------------------------------------------------------------------------------------------
      Tyneside                  United Artists Communications (North East) Partnership

-------------------------------------------------------------------------------------------------------



                                       3

-------------------------------------------------------------------------------------------------------
2.    LIMITED COMPANIES
-------------------------------------------------------------------------------------------------------
      Birmingham                Birmingham Cable Limited                                     2170379
                                                                                          -------------
      -------------------------------------------------------------------------------------------------
      The registered office          CABLE PHONE HOUSE,
      for the above listed           SMALL HEATH BUSINESS PARK,
      company is:                    TALBOT WAY, SMALL HEATH,
                                     BIRMINGHAM.  B10 OHJ

      -------------------------------------------------------------------------------------------------
      Camden, Enfield,          Cable London plc                                             1794264
      Hackney and Islington,
      Haringey

      ------------------------------------------------------------------------------------
      The registered office          100 CHALK FARM ROAD
      for the above listed           LONDON  NW1 8EH
      company is:

      -------------------------------------------------------------------------------------------------
      Hillingdon                Windsor Television Limited                                   1745542
      Windsor

      --------------------------------------------------------------------------------------------------
      The registered office          CABLE HOUSE
      for the above listed           WATERSIDE DRIVE
      company is:                    LANGLEY, BERKSHIRE.  SL3 6EZ

      -------------------------------------------------------------------------------------------------

                                TeleWest Communications Group Limited                        2514287

                                -----------------------------------------------------------------------

      Cotswolds                 United Artists Communications (Cotswolds) Limited            1743081
-------------------------------------------------------------------------------------------------------
3.    ENCOM WHOLLY OWNED FRANCHISES

-------------------------------------------------------------------------------------------------------
      Tower Hamlet/Newham       Encom Cable TV and Telecommunications Ltd                    1870928
      Greater London East
      Havering
      Waltham Forest
      Dartford
      Epping Forest

-------------------------------------------------------------------------------------------------------
      The registered office          4 CARLTON GARDENS
      for the above listed           PALL MALL
      company is:                    LONDON SW1Y 5AA

-------------------------------------------------------------------------------------------------------
  4   TELECENTIAL WHOLLY OWNED FRANCHISES

-------------------------------------------------------------------------------------------------------
      THAMES VALLEY             TELECENTIAL COMMUNICATIONS LIMITED PARTNERSHIP               2387692
      WEST HERTS
      NORTHANTS
      SWINDON
      WARWICKSHIRE
      NORTHAMPTONSHIRE

-------------------------------------------------------------------------------------------------------
      THE REGISTERED OFFICE          DRAGOON HOUSE
      FOR THE ABOVE LISTED           37 ARTILLERY LANE
      COMPANY IS:                    LONDON E1 7LT
-------------------------------------------------------------------------------------------------------


CLAUSE C4.1, PAGE 35 is hereby amended as follows:

A new price per line range for [Confidential Portion Omitted] lines is hereby added; and

Customer's Purchase Objective is hereby revised from [Confidential Portion Omitted] lines to [Confidential Portion Omitted] lines;

and linkage between the price per line table and the Purchase Objective is hereby added, as follows:

  C4.1 Supplier's fully discounted net price per Switch line shown in the table below, includes the initial installations and the first two (2) extensions per Switch. THE RELEVANT PRICE PER LINE FOR ANY ORDER SHALL BE DETERMINED BY APPLYING THE PREVAILING PURCHASE OBJECTIVE EFFECTIVE ON THE DATE OF SUCH ORDER, AS DEFINED IN CLAUSE C7, TO THE TABLE BELOW.

PRICE PER LINE BASED UPON PURCHASE OBJECTIVE


                         [CONFIDENTIAL PORTION OMITTED]

                           LINES       LINES       LINES      LINES       LINES


PURCHASE OBJECTIVE

--------------------------
HOST PRICE PER LINE:

--------------------------
SNSE PRICE PER LINE:                     [CONFIDENTIAL PORTION OMITTED]

--------------------------
RSC PRICE PER LINE:

--------------------------
RLCM PRICE PER LINE:

--------------------------
SRU PRICE PER LINE:


No retrospective price adjustments will be made to previous Purchases upon Consortium achieving the next pricing level.

The above stated price per line includes the Product(s) as listed in Appendix 2, entitled "Price Per Line" attached hereto and by this reference incorporated into this Agreement and Software as defined in Attachment K of the Proposal, and Services including but not limited to [Confidential Portion Omitted] In the case of Switch remotes, (RSC, RLCM and SRU), the price includes related [Confidential Portion Omitted] These prices include all customs and import duties, but exclude VAT.

CLAUSE C7.1.1 is hereby amended to show Customer's revised Purchase Objective following the inclusion of Telecential as follows:

  C7.1.1 Customer's initial Purchase Objective is detailed below ("Initial Purchase Objective")

                                [Confidential Portion Omitted]


CLAUSE C12.1, PAGE 40 is hereby amended as follows:



[Confidential Portion Omitted]




CLAUSE C12.2, PAGE 40 is hereby amended as follows:



[Confidential Portion Omitted]


C12.2        [Confidential Portion Omitted]


CLAUSE C12.3 is hereby added as follows:

  C12.3 SUPPLIER AGREES TO MAKE GPP AVAILABLE ON ORDERS REQUIRING DELIVERY AFTER 1 JANUARY 1995, IN ACCORDANCE WITH A MANAGED IMPLEMENTATION PLAN TO BE GENERATED BY 31 DECEMBER 1993, AND FORMALLY AGREED TO BY 30 JUNE 1994.



CLAUSE C12.4 is hereby added as follows:

  C12.4 SHOULD SUPPLIER FAIL TO HAVE GPP AVAILABLE IN ACCORDANCE WITH SUCH AGREED IMPLEMENTATION PLAN SPECIFIED IN CLAUSE C12.3, THEN SUPPLIER SHALL RETROFIT, TO GPP, ALL NON-GPP LINES DELIVERED AFTER THE AGREED DATES IN SUCH IMPLEMENTATION PLAN AT NO CHARGE TO CUSTOMER AND SHALL NOT CONSIDER SUCH RETROFIT AN EXTENSION FOR PRICING PURPOSES STATED IN CLAUSE C4.



CLAUSE C12.5 is hereby added as follows:

  C12.5 THE PROVISIONS OF CLAUSE C12.4 CONSTITUTE SUPPLIER'S SOLE LIABILITY AND CUSTOMER'S SOLE REMEDY FOR SUPPLIER'S FAILURE TO MEET THE AGREED IMPLEMENTATION PLAN SPECIFIED IN CLAUSE C12.3.



CLAUSE C25.1.3 is hereby added as follows to detail the Marketing Support provided to Telecential:

SUPPLIER AGREES TO PROVIDE A DEDICATED FULLY SKILLED MARKETING RESOURCE TO TELECENTIAL FOR A PERIOD OF 3 (THREE) MONTHS.

SIGNATURES

The parties intending to be legally bound have caused this Amendment to be executed by their duly authorised representatives.



CUSTOMERS                                        SUPPLIER
-------------------------------------            -------------------------------
TELEWEST COMMUNICATIONS GROUP LIMITED            NORTHERN TELECOM EUROPE LIMITED
-------------------------------------            -------------------------------


----------------------------------               -------------------------------
authorised signature      date                   authorised signature      date

Larry Carleton                                   Pete Meldrum
----------------------------------               -------------------------------
print or type name of signatory                  print or type name of signatory


President and Chief Operating Officer,           TeleWestGeneral Manager
----------------------------------               -------------------------------
title                                                     title





UNITED ARTISTS COMMUNICATIONS (SCOTLAND) VENTURE
     BY EDINBURGH CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION EDINBURGH, INC., GENERAL PARTNER

              BY
                  --------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  --------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  --------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  --------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  --------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  --------------------------------------------------------
                  title

UNITED ARTISTS COMMUNICATIONS (NORTH EAST) PARTNERSHIP
     BY TYNESIDE CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION TYNESIDE, INC., GENERAL PARTNER

              BY
                  --------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  --------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  --------------------------------------------------------
                  title


     BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  --------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  --------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services. TeleWest
                  --------------------------------------------------------
                  title





AVON CABLE JOINT VENTURE
     BY AVON CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION AVON, INC., GENERAL PARTNER

              BY
                  --------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  --------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  --------------------------------------------------------
                  title

         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  --------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  --------------------------------------------------------
                  print or type name of signatory


                  Executive Vice-President, Telecoms Services, TeleWest
                  --------------------------------------------------------
                  title

UNITED ARTISTS COMMUNICATIONS (THAMES ESTUARY) PARTNERSHIP
     BY ESTUARIES CABLE LIMITED PARTNERSHIP, GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION ESTUARIES, INC., GENERAL PARTNER


              BY
                  --------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  --------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  --------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  --------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  --------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  --------------------------------------------------------
                  title





LONDON SOUTH CABLE PARTNERSHIP
     BY UNITED CABLE (LONDON SOUTH) LIMITED PARTNERSHIP, GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION UK. INC., GENERAL PARTNER

              BY
                  --------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  --------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  --------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  --------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  --------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  --------------------------------------------------------
                  title

CABLE LONDON PLC


---------------------------------------------
authorised signature                date

Gerald Campbell
---------------------------------------------
print or type name of signatory

Managing Director, Cable London plc
---------------------------------------------
title




BIRMINGHAM CABLE LIMITED


---------------------------------------------
authorised signature                date

Edward Campbell
---------------------------------------------
print or type name of signatory

Managing Director, Birmingham Cable Limited
---------------------------------------------
title




WINDSOR TELEVISION LIMITED


---------------------------------------------
authorised signature                date

Philippe Galteau
---------------------------------------------
print or type name of signatory

Managing Director, The Cable Corporation
---------------------------------------------
title




UNITED ARTISTS COMMUNICATIONS (COTSWOLDS) LIMITED


---------------------------------------------
authorised signature                date

Larry Carleton
---------------------------------------------
print or type name of signatory

President and Chief Operating Officer, TeleWest
---------------------------------------------
title

ENCOM CABLE TV AND TELECOMMUNICATIONS


---------------------------------------------
authorised signature                date

John Sheridan
---------------------------------------------
print or type name of signatory

Managing Director and Chief Executive Officer, ENCOM
---------------------------------------------
title




TELECENTIAL COMMUNICATIONS LIMITED PARTNERSHIP


---------------------------------------------
authorised signature                date

Vernon Achber
---------------------------------------------
print or type name of signatory

        President and Chief Executive Officer, CUC Cablevision (UK) LTD. acting for and on behalf of Telecential Communications Limited Partnership
   --------------------------------------------------------------------------
                                     title

      "[CONFIDENTIAL PORTION OMITTED]" INDICATES THAT INFORMATION HAS BEEN
                      OMITTED AND FILED SEPARATELY WITH THE
           COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT


                                 AMENDMENT NO. 3
                            TO THE TELEWEST GROUP GPA

This Amendment No. 3, dated the 12th day of November 1993, shall be deemed effective as of the first day of November 1993, by and between the companies listed under Exhibit A in the General Purchasing Agreement (GPA), dated 1 March 1993 ("Customer"), and Northern Telecom Europe Limited, ("Supplier").

                                    RECITALS

WHEREAS, Customer and Supplier entered into a General Purchasing Agreement dated the first day of March 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 1, dated 1 July 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 2, dated 29 October 1993; and

WHEREAS, Customer and Supplier agree to further amend the GPA pursuant to the terms and conditions set forth herein.


                                    AGREEMENT

In consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:

CLAUSE 2.8, PAGE 6 is hereby amended as follows:

Reference to Exhibit E Appendix 5 for United Artists (Scotland) Venture and United Artists (Cotswolds) Limited is hereby added, now stated as follows:

2.8        FINANCING

Supplier agrees to provide financing to those Customers listed in Exhibit E, Appendix 1, together with the amounts of their individual facilities for up to [Confidential Portion Omitted] in aggregate Purchases under this Agreement pursuant to Lease Purchase Agreements substantially in the form of Exhibit E, Appendix 2 in the case of all Customers under common control with TeleWest; substantially in the form of Exhibit E, Appendix 3 in the case of Birmingham Cable Limited and Cable London plc; and substantially in the form of Exhibit E, Appendix 4 in the case of Windsor Television Limited. Supplier also agrees to provide financing: 1) TO UNITED ARTISTS (SCOTLAND) VENTURE AND UNITED ARTISTS (COTSWOLDS) LIMITED, TO A COMBINED FACILITY OF UP TO [CONFIDENTIAL PORTION OMITTED] IN AGGREGATE PURCHASES UNDER THIS AGREEMENT PURSUANT TO LEASE PURCHASE AGREEMENTS SUBSTANTIALLY IN THE FORM OF EXHIBIT E, APPENDIX 5 AND 2) to Telecential, substantially in the form of Exhibit E, Appendix 6. The relevant financing agreement shall be entered into by Supplier and Customer that elects to finance any Purchases prior to such Customer placing its initial Order hereunder. In the event that a Customer elects to finance Purchases in accordance with such Lease Purchase Agreement,

Supplier shall issue invoices for such Purchases in accordance with Clause 2.7, except that such invoices shall be for the full amount due, and such invoices shall be deemed to be paid upon inclusion of the amounts covered thereby in an Equipment Schedule under a Lease Purchase Agreement. The financing of Purchases pursuant to a Lease Purchase Agreement shall be without prejudice to the rights of Customer under this Agreement with respect to such Purchases, including without limitation Customer's right not to accept non-conforming Purchases.

EXHIBIT A, PAGE 30 is hereby amended as follows:

Windsor Television's franchise name for Hillingdon is corrected with the addition of Hounslow and the new Scotland franchises are listed against United Artists Communications (Scotland) Venture, now stated as follows:

      FRANCHISE                 FRANCHISE HOLDER                                          REG. NO.

1.    TELEWEST WHOLLY OWNED FRANCHISES
-------------------------------------------------------------------------------------------------------
      Avon                      Avon Cable Joint Venture

      -------------------------------------------------------------------------------------------------
      Croydon, Kingston and     London South Cable Partnership
      Richmond and Merton and
      Sutton

      -------------------------------------------------------------------------------------------------
      North Thames Estuary      United Artists Communications (Thames Estuary)
      South Thames Estuary      Partnership

      -------------------------------------------------------------------------------------------------
      Edinburgh and             United Artists Communications (Scotland) Venture
      Livingston, Uddingston,
      Glenrothes, Dundee and
      Perth.

      -------------------------------------------------------------------------------------------------
      Tyneside                  United Artists Communications (North East) Partnership

-------------------------------------------------------------------------------------------------------
2.    LIMITED COMPANIES

      Birmingham                Birmingham Cable Limited                                     2170379

      -------------------------------------------------------------------------------------------------
      The registered office          CABLE PHONE HOUSE,
      for the above listed           SMALL HEATH BUSINESS PARK,
      company is:                    TALBOT WAY, SMALL HEATH,
                                     BIRMINGHAM.  B10 OHJ

      -------------------------------------------------------------------------------------------------
      Camden, Enfield,          Cable London plc                                             1794264
      Hackney and Islington,
      Haringey
      -------------------------------------------------------------------------------------------------
      The registered office          100 CHALK FARM ROAD
      for the above listed           LONDON  NW1 8EH
      company is:

      -------------------------------------------------------------------------------------------------
      Hillingdon AND            Windsor Television Limited                                   1745542
      Hounslow,   Windsor
      -------------------------------------------------------------------------------------------------
      The registered office          CABLE HOUSE
      for the above listed           WATERSIDE DRIVE
      company is:                    LANGLEY, BERKSHIRE.  SL3 6EZ

      -------------------------------------------------------------------------------------------------

      Cotswolds                 TeleWest Communications Group Limited                        2514287

                                United Artists Communications (Cotswolds) Limited            1743081


                                       2

-------------------------------------------------------------------------------------------------------
3.    ENCOM WHOLLY OWNED FRANCHISES

-------------------------------------------------------------------------------------------------------
      Tower Hamlet/Newham       Encom Cable TV and Telecommunications Ltd                    1870928
      Greater London East
      Havering
      Waltham Forest
      Dartford
      Epping Forest

      -------------------------------------------------------------------------------------------------
      The registered office          4 CARLTON GARDENS
      for the above listed           PALL MALL
      company is:                    LONDON SW1Y 5AA

-------------------------------------------------------------------------------------------------------
  4   TELECENTIAL WHOLLY OWNED FRANCHISES

-------------------------------------------------------------------------------------------------------
      Thames Valley             Telecential Communications Limited Partnership               2387692
      West Herts
      Northants
      Swindon
      Warwickshire
      Northamptonshire

      -------------------------------------------------------------------------------------------------
      The registered office          DRAGOON HOUSE
      for the above listed           37 ARTILLERY LANE
      company is:                    LONDON E1 7LT

-------------------------------------------------------------------------------------------------------



CLAUSE C4.1, PAGE 35 is hereby amended as follows:

Customer's Purchase Objective is hereby revised from [Confidential Portion Omitted] lines to [Confidential Portion Omitted]

  C4.1 Supplier's fully discounted net price per Switch line shown in the table below, includes the initial installations and the first two (2) extensions per Switch. The relevant price per line for any Order shall be determined by applying the prevailing Purchase Objective effective on the date of such Order, as defined in Clause C7, to the table below.


PRICE PER LINE BASED UPON PURCHASE OBJECTIVE


                         [CONFIDENTIAL PORTION OMITTED]

                           LINES       LINES      LINES       LINES        LINES

--------------------------
PURCHASE OBJECTIVE

--------------------------
HOST PRICE PER LINE:

--------------------------
SNSE PRICE PER LINE:

--------------------------
RSC PRICE PER LINE:                      [Confidential Portion Omitted

--------------------------
RLCM PRICE PER LINE:

--------------------------
SRU PRICE PER LINE:

   No retrospective price adjustments will be made to previous Purchases upon Consortium achieving the next pricing level. The above stated price per line includes the Product(s) as listed in Appendix 2, entitled "Price Per Line" attached hereto and by this reference incorporated into this Agreement and Software as defined in Attachment K of the Proposal, and Services including but not limited [Confidential Portion Omitted] In the case of Switch remotes, (RSC, RLCM and SRU), the price includes [Confidential Portion Omitted]. These prices include all customs and import duties, but exclude VAT.



CLAUSE C7.1.1 is hereby amended to show Customer's revised Purchase Objective following the inclusion of TeleWest's Scotland franchises, as follows:

  C7.1.1 Customer's initial Purchase Objective is detailed below ("Initial Purchase Objective")

                         [Confidential Portion Omitted]


CLAUSE C19 PAGE 41 is hereby amended as follows:

C19        EMERGENCY REPLACEMENT

  C19.1 In the event that an emergency or catastrophic event affects any Switch which Customer has purchased from Supplier, Supplier agrees to immediately provide an emergency back-up Switch which may be utilised by Customer until a replacement Switch arrives. Supplier agrees to retain such emergency back-up Switch as well as an emergency stock of Product(s), Software and sufficient numbers of trained personnel to provide Services in the event of an emergency. Such Switch shall be capable of serving not less than 1,000 lines. In the event Customer orders a replacement Switch from Supplier, Supplier agrees that such Switch shall have emergency priority in Supplier's manufacturing and production schedule.

  C19.2 Supplier shall provide to Customer a telephone number at which Customer may obtain emergency replacement parts twenty four (24) hours a day, seven (7) days a week.

  C19.3 SUPPLIER SHALL HAVE AVAILABLE SUCH EMERGENCY SWITCH DESCRIBED HEREUNDER BY A DATE TO BE MUTUALLY AGREED.

  C19.4 CONSORTIUM AND SUPPLIER AGREE TO WORK TOGETHER IN FORMULATING A DETAILED DISASTER RECOVERY CONTINGENCY PLAN, INCLUDING TECHNICAL SPECIFICATION, TIMES SCALES AND COMMERCIAL TERMS, IN THE EVENT THAT AN EMERGENCY OR CATASTROPHIC EVENT AFFECTS ANY SWITCH WHICH CUSTOMER HAS PURCHASED FROM SUPPLIER.

CLAUSE C24.1, PAGE 44 is hereby amended as follows:

The initial training days are hereby increased from one hundred fifty (150) student days to one hundred seventy (170) student days, now stated as follows:

  C24.1 Upon execution of this Agreement, Supplier will provide an initial credit for ONE HUNDRED AND SEVENTY (170) student days of training ("Training Credit") for the Consortium; one hundred TWENTY (120) student days for TeleWest and fifty (50) student days for Encom. In addition, for each Switch Ordered by Customer, Supplier shall provide an additional forty (40) student days per Switch Ordered hereunder by Customer. Training Credits may be pooled and allocated by Customer at its discretion.

SIGNATURES

The parties intending to be legally bound have caused this Amendment to be executed by their duly authorised representatives.



CUSTOMERS                                       SUPPLIER
-------------------------------------           -------------------------------
TELEWEST COMMUNICATIONS GROUP LIMITED           NORTHERN TELECOM EUROPE LIMITED
-------------------------------------           -------------------------------


------------------------------------            --------------------------------
authorised signature      date                  authorised signature       date

Larry Carleton                                  Pete Meldrum
------------------------------------            --------------------------------
print or type name of signatory                 print or type name of signatory


President and Chief Operating Officer,          TeleWestGeneral Manager
------------------------------------            --------------------------------
title                                                     title





UNITED ARTISTS COMMUNICATIONS (SCOTLAND) VENTURE
     BY EDINBURGH CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION EDINBURGH, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

UNITED ARTISTS COMMUNICATIONS (NORTH EAST) PARTNERSHIP
     BY TYNESIDE CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION TYNESIDE, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


     BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services. TeleWest
                  ----------------------------------------------------------
                  title





AVON CABLE JOINT VENTURE
     BY AVON CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION AVON, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title

         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

UNITED ARTISTS COMMUNICATIONS (THAMES ESTUARY) PARTNERSHIP
     BY ESTUARIES CABLE LIMITED PARTNERSHIP, GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION ESTUARIES, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title





LONDON SOUTH CABLE PARTNERSHIP
     BY UNITED CABLE (LONDON SOUTH) LIMITED PARTNERSHIP, GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION UK. INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

CABLE LONDON PLC


--------------------------------------------------
authorised signature                date

Gerald Campbell
--------------------------------------------------
print or type name of signatory

Managing Director, Cable London plc
--------------------------------------------------
title




BIRMINGHAM CABLE LIMITED


--------------------------------------------------
authorised signature                date

Edward Campbell
--------------------------------------------------
print or type name of signatory


Managing Director, Birmingham Cable Limited
--------------------------------------------------
title




WINDSOR TELEVISION LIMITED


--------------------------------------------------
authorised signature                date

Phillipe Gateau
--------------------------------------------------
print or type name of signatory

Director, Windsor Television Limited
--------------------------------------------------
title




UNITED ARTISTS COMMUNICATIONS (COTSWOLDS) LIMITED


--------------------------------------------------
authorised signature                date

Larry Carleton
--------------------------------------------------
print or type name of signatory

President and Chief Operating Officer, TeleWest
--------------------------------------------------
title

ENCOM CABLE TV AND TELECOMMUNICATIONS


--------------------------------------------------
authorised signature                date

John Sheridan
--------------------------------------------------
print or type name of signatory

Managing Director and Chief Executive Officer, ENCOM
--------------------------------------------------
title




TELECENTIAL COMMUNICATIONS LIMITED PARTNERSHIP


--------------------------------------------------
authorised signature                date

Vernon Achber
--------------------------------------------------
print or type name of signatory

        President and Chief Executive Officer, CUC Cablevision (UK) LTD. acting for and on behalf of Telecential Communications Limited Partnership
   --------------------------------------------------------------------------
                                     title

      "[CONFIDENTIAL PORTION OMITTED]" INDICATES THAT INFORMATION HAS BEEN
                      OMITTED AND FILED SEPARATELY WITH THE
           COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

                                 AMENDMENT NO. 4
                            TO THE TELEWEST GROUP GPA

This Amendment No. 4, dated the 10th day of December 1993, shall be deemed effective as of the first day of December 1993, by and between the companies listed under Exhibit A in the General Purchasing Agreement (GPA), dated 1 March 1993 ("Customer"), and Northern Telecom Europe Limited, ("Supplier").

                                    RECITALS

WHEREAS, Customer and Supplier entered into a General Purchasing Agreement dated the first day of March 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 1, dated 1 July 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 2, dated 29 October 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 3, dated 12 November 1993; and

WHEREAS, Customer and Supplier agree to further amend the GPA pursuant to the terms and conditions set forth herein.

                                    AGREEMENT

In consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:

TITLE PAGE is hereby amended as follows:

The contract name is hereby amended to include Jones Cable Group Limited;

                                 TELEWEST GROUP


                     ENCOM CABLE TV & TELECOMMUNICATIONS LTD

                 TELECENTIAL COMMUNICATIONS LIMITED PARTNERSHIP

                            JONES CABLE GROUP LIMITED

                          GENERAL PURCHASING AGREEMENT


                                   NTE-GPA0001

CLAUSE 1.1.6, PAGE 1 is hereby modified as follows:

The definition of "Consortium" is hereby revised to include Jones Cable Group Limited, now stated as follows: 1.1.6. "Consortium" for the purposes of this Agreement means all Customers listed under Exhibit A subject to Clause 2.40 entitled 'Several Liability' and all actions to be taken by Consortium hereunder shall be taken respectively by: 1)TeleWest Communications Group Limited ("TeleWest") as the representative for those Customers listed as TeleWest wholly owned franchises under Section 1, Exhibit A and for those Customers listed as Limited Companies under Section 2, Exhibit A; and 2) Encom Cable TV and Telecommunications Ltd ("Encom") as the representative for those Customers listed as Encom wholly owned franchises under Section 3, Exhibit A; and 3) Telecential Communications Limited Partnership entering into agreement for itself and on behalf of Telecential Communications (Herts) Limited Partnership and Telecential Communications (Northants) Limited Partnership ("Telecential") as the representative for those Customers listed as Telecential wholly owned franchises under Section 4, Exhibit A AND 4) JONES CABLE GROUP LIMITED ("JONES") as the representative for those Customers listed as Jones wholly owned franchises under Section 5 Exhibit A;

CLAUSE 2.8, PAGE 6 is hereby amended as follows:

Reference to Exhibit E Appendix 7 for Jones Cable Group Limited is hereby added now stated as follows: 2.8 FINANCING Supplier agrees to provide financing to those Customers listed in Exhibit E, Appendix 1, together with the amounts of their individual facilities for up to [Confidential Portion Omitted] in aggregate Purchases under this Agreement pursuant to Lease Purchase Agreements substantially in the form of Exhibit E, Appendix 2 in the case of all Customers under common control with TeleWest; substantially in the form of Exhibit E, Appendix 3 in the case of Birmingham Cable Limited and Cable London plc; and substantially in the form of Exhibit E, Appendix 4 in the case of Windsor Television Limited. Supplier also agrees to provide financing: 1) to United Artists (Scotland) Venture and United Artists (Cotswolds) Limited, to a combined facility of up to [Confidential Portion Omitted] in aggregate Purchases under this Agreement pursuant to Lease Purchase Agreements substantially in the form of Exhibit E, Appendix 5; 2) to Telecential, substantially in the form of Exhibit E, Appendix 6; AND 3) JONES CABLE GROUP LIMITED SUBSTANTIALLY IN THE FORM OF EXHIBIT E APPENDIX 7. The relevant financing agreement shall be entered into by Supplier and Customer that elects to finance any Purchases prior to such Customer placing its initial Order hereunder. In the event that a Customer elects to finance Purchases in accordance with such Lease Purchase Agreement, Supplier shall issue invoices for such Purchases in accordance with Clause 2.7, except that such invoices shall be for the full amount due, and such invoices shall be deemed to be paid upon inclusion of the amounts covered thereby in an Equipment Schedule under a Lease Purchase Agreement. The financing of Purchases pursuant to a Lease Purchase Agreement shall be without prejudice to the rights of Customer under this Agreement with respect to such Purchases, including without limitation Customer's right not to accept non-conforming Purchases.

CLAUSE 2.48, PAGE 19 is hereby amended as follows:

Jones are hereby added as a party to be notified with all correspondence required under this Agreement, now stated as follows:

2.48       NOTICES

Where written notices, demands, or other communications are required under this Agreement to be made in writing, they shall be deemed duly given when made in writing and delivered in hand, or upon receipt when properly addressed by Recorded or Registered Post or other delivery service to the following addresses:

         CUSTOMERS :


TeleWest Communications Group Ltd.       Encom Cable TV & Telecommunications Ltd
Attn : Contract Manager                  Attn : Contract Manager
Materials Management Department          2 Millharbour
Unit 1, Genesis Business Park            London E14 9TE
Woking, Surrey, GU21 5RW


Telecential Communications Ltd Partnership  Jones Cable Group Limited
Attn : Contract Manager                     Attn : Contract Manager
Link 2 Beacontree Plaza, Gillette Way,      Jones House
Basingstoke Road,                           9 Greycaine Road
Reading RG2 0BS                             Watford Hertfordshire WD2 4JP

SUPPLIER :

Commercial Manager; Cable Telephony
Northern Telecom Europe Limited
Public Switching Division
Northern Telecom House
St. Cloud Way
Maidenhead, Berks SL6 8XB

Addresses may be changed by written notices to the parties.

EXHIBIT A, PAGE 30 is hereby amended as follows:

Section 3 is hereby added to incorporate Jones franchises as Customers, now stated as follows:


EXHIBIT A         CUSTOMERS

This Exhibit A is attached to and made part of that certain General Purchase dated 1 March 1993 ("Agreement"), by and between Customer as defined in the Agreement ("Customer") and Northern Telecom Europe Limited ("Supplier").


      FRANCHISE                 FRANCHISE HOLDER                                          REG. NO.
      ---------                 ----------------                                          --------

1.    TELEWEST WHOLLY OWNED FRANCHISES
-------------------------------------------------------------------------------------------------------
      Avon                      Avon Cable Joint Venture

      -------------------------------------------------------------------------------------------------
      Croydon, Kingston and     London South Cable Partnership
      Richmond and Merton and
      Sutton

      -------------------------------------------------------------------------------------------------
      North Thames Estuary      United Artists Communications (Thames Estuary)
      South Thames Estuary      Partnership


                                       4

      -------------------------------------------------------------------------------------------------
      Edinburgh and             United Artists Communications (Scotland) Venture
      Livingston, Uddingston,
      Glenrothes, Dundee and
      Perth.

      -------------------------------------------------------------------------------------------------
      Tyneside                  United Artists Communications (North East) Partnership
-------------------------------------------------------------------------------------------------------

2.    LIMITED COMPANIES

      Birmingham                Birmingham Cable Limited                                     2170379

      -------------------------------------------------------------------------------------------------
      The registered office          CABLE PHONE HOUSE,
      for the above listed           SMALL HEATH BUSINESS PARK,
      company is:                    TALBOT WAY, SMALL HEATH,
                                     BIRMINGHAM.  B10 OHJ

      -------------------------------------------------------------------------------------------------
      Camden, Enfield,          Cable London plc                                             1794264
      Hackney and Islington,
      Haringey
      -------------------------------------------------------------------------------------------------
      The registered office          100 CHALK FARM ROAD
      for the above listed           LONDON  NW1 8EH
      company is:

      -------------------------------------------------------------------------------------------------
      Hillingdon and Hounslow,  Windsor Television Limited                                   1745542
      Windsor
      -------------------------------------------------------------------------------------------------
      The registered office          CABLE HOUSE
      for the above listed           WATERSIDE DRIVE
      company is:                    LANGLEY, BERKSHIRE.  SL3 6EZ

      -------------------------------------------------------------------------------------------------

      Cotswolds                 TeleWest Communications Group Limited                        2514287

                                United Artists Communications (Cotswolds) Limited            1743081
-------------------------------------------------------------------------------------------------------

3.    ENCOM WHOLLY OWNED FRANCHISES

      Tower Hamlet/Newham       Encom Cable TV and Telecommunications Ltd                    1870928
      Greater London East
      Havering
      Waltham Forest
      Dartford
      Epping Forest

      -------------------------------------------------------------------------------------------------
      The registered office          4 CARLTON GARDENS
      for the above listed           PALL MALL
      company is:                    LONDON SW1Y 5AA

-------------------------------------------------------------------------------------------------------
  4   TELECENTIAL WHOLLY OWNED FRANCHISES
-------------------------------------------------------------------------------------------------------
      Thames Valley             Telecential Communications Limited Partnership               2387692
      West Herts
      Northants
      Swindon
      Warwickshire
      Northamptonshire


                                       5

      -------------------------------------------------------------------------------------------------
      The registered office          DRAGOON HOUSE
      for the above listed           37 ARTILLERY LANE
      company is:                    LONDON E1 7LT

-------------------------------------------------------------------------------------------------------
  5   JONES WHOLLY OWNED FRANCHISES

-------------------------------------------------------------------------------------------------------
      South Herts               Jones Cable Group of South Hertfordshire Limited

      -------------------------------------------------------------------------------------------------
      Leeds                     Jones Cable Group of Leeds Limited
-------------------------------------------------------------------------------------------------------


CLAUSE C4.1, PAGE 35 is hereby amended as follows:
Customer's Purchase Objective is hereby revised from [Confidential Portion Omitted] lines to [Confidential Portion Omitted]

  C4.1 Supplier's fully discounted net price per Switch line shown in the table below, includes the initial installations and the first two (2) extensions per Switch. The relevant price per line for any Order shall be determined by applying the prevailing Purchase Objective effective on the date of such Order, as defined in Clause C7, to the table below.


PRICE PER LINE BASED UPON PURCHASE OBJECTIVE


                         [Confidential Portion Omitted]


                       LINES       LINES       LINES         LINES        LINES


PURCHASE OBJECTIVE

--------------------------
HOST PRICE PER LINE:

--------------------------
SNSE PRICE PER LINE:

--------------------------
RSC PRICE PER LINE:                       [Confidential Portion Omitted]

--------------------------
RLCM PRICE PER LINE:

--------------------------
SRU PRICE PER LINE:


   No retrospective price adjustments will be made to previous Purchases upon Consortium achieving the next pricing level. The above stated price per line includes the Product(s) as listed in Appendix 2, entitled "Price Per Line" attached hereto and by this reference incorporated into this Agreement and Software as defined in Attachment K of the Proposal, and Services including but not limited to [Confidential Portion Omitted] In the case of Switch remotes, (RSC, RLCM and SRU), the price includes [Confidential Portion Omitted] These prices include all customs and import duties, but exclude VAT.



CLAUSE C7.1.1 is hereby amended to show Customer's revised Purchase Objective following the inclusion of Jones' franchises, as follows:



    C7.1.1    Customer's initial Purchase Objective is detailed below
               ("Initial Purchase Objective")


                         [Confidential Portion Omitted]


CLAUSE C12.2, PAGE 40 is hereby amended as follows:


                         [Confidential Portion Omitted]

CLAUSE C25.1.3, AMENDMENT 2 PAGE 7 is hereby amended as follows to detail the Marketing Support provided to Jones:



Supplier agrees to provide a dedicated fully skilled marketing resource to Telecential for a period of 3 (three) months AND ALSO TO PROVIDE A DEDICATED FULLY SKILLED MARKETING RESOURCE TO JONES FOR A PERIOD OF 3 (THREE) MONTHS.

SIGNATURES

The parties intending to be legally bound have caused this Amendment to be executed by their duly authorised representatives.



CUSTOMERS                                       SUPPLIER
-------------------------------------           -------------------------------
TELEWEST COMMUNICATIONS GROUP LIMITED           NORTHERN TELECOM EUROPE LIMITED
-------------------------------------           -------------------------------


------------------------------------            --------------------------------
authorised signature      date                  authorised signature       date

Larry Carleton                                  Pete Meldrum
------------------------------------            --------------------------------
print or type name of signatory                 print or type name of signatory


President and Chief Operating Officer,          TeleWestGeneral Manager
------------------------------------            --------------------------------
title                                                     title





UNITED ARTISTS COMMUNICATIONS (SCOTLAND) VENTURE
     BY EDINBURGH CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION EDINBURGH, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

UNITED ARTISTS COMMUNICATIONS (NORTH EAST) PARTNERSHIP
     BY TYNESIDE CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION TYNESIDE, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


     BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services. TeleWest
                  ----------------------------------------------------------
                  title





AVON CABLE JOINT VENTURE
     BY AVON CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION AVON, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title

         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

UNITED ARTISTS COMMUNICATIONS (THAMES ESTUARY) PARTNERSHIP
     BY ESTUARIES CABLE LIMITED PARTNERSHIP, GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION ESTUARIES, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title





LONDON SOUTH CABLE PARTNERSHIP
     BY UNITED CABLE (LONDON SOUTH) LIMITED PARTNERSHIP, GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION UK. INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

CABLE LONDON PLC


--------------------------------------------------
authorised signature                date

Gerald Campbell
--------------------------------------------------
print or type name of signatory

Managing Director, Cable London plc
--------------------------------------------------
title




BIRMINGHAM CABLE LIMITED


--------------------------------------------------
authorised signature                date

Edward Campbell
--------------------------------------------------
print or type name of signatory


Managing Director, Birmingham Cable Limited
--------------------------------------------------
title




WINDSOR TELEVISION LIMITED


--------------------------------------------------
authorised signature                date

Phillipe Gateau
--------------------------------------------------
print or type name of signatory

Director, Windsor Television Limited
--------------------------------------------------
title




UNITED ARTISTS COMMUNICATIONS (COTSWOLDS) LIMITED


--------------------------------------------------
authorised signature                date

Larry Carleton
--------------------------------------------------
print or type name of signatory

President and Chief Operating Officer, TeleWest
--------------------------------------------------
title

ENCOM CABLE TV AND TELECOMMUNICATIONS


--------------------------------------------------
authorised signature                date

John Sheridan
--------------------------------------------------
print or type name of signatory

Managing Director and Chief Executive Officer, ENCOM
--------------------------------------------------
title




TELECENTIAL COMMUNICATIONS LIMITED PARTNERSHIP


--------------------------------------------------
authorised signature                date

Vernon Achber
--------------------------------------------------
print or type name of signatory

        President and Chief Executive Officer, CUC Cablevision (UK) LTD. acting for and on behalf of Telecential Communications Limited Partnership
   --------------------------------------------------------------------------
                                     title





JONES CABLE GROUP LIMITED


--------------------------------------------------
authorised signature                date

Alan Bates
--------------------------------------------------
print or type name of signatory

Managing Director, Jones Cable Group Limited
--------------------------------------------------
title

      "[CONFIDENTIAL PORTION OMITTED]" INDICATES THAT INFORMATION HAS BEEN
                      OMITTED AND FILED SEPARATELY WITH THE
           COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

                                 AMENDMENT NO. 5
                            TO THE TELEWEST GROUP GPA

This Amendment No. 5, dated the 24th day of May 1994, shall be deemed effective as of the first day of June 1994, by and between the companies listed under Exhibit A in the General Purchasing Agreement (GPA), dated 1 March 1993 ("Customer"), and Northern Telecom Europe Limited, ("Supplier").

                                    RECITALS

WHEREAS, Customer and Supplier entered into a General Purchasing Agreement dated the first day of March 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 1, dated 1 July 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 2, dated 29 October 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 3, dated 12 November 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 4, dated 10 December 1993; and

WHEREAS, Customer and Supplier agree to further amend the GPA pursuant to the terms and conditions set forth herein.

                                    AGREEMENT

In consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:

TITLE PAGE is hereby amended as follows:

The contract name is hereby amended to include IVS Cable Holdings Limited;

                                 TELEWEST GROUP




                     ENCOM CABLE TV & TELECOMMUNICATIONS LTD

                 TELECENTIAL COMMUNICATIONS LIMITED PARTNERSHIP

                            JONES CABLE GROUP LIMITED

                           IVS CABLE HOLDINGS LIMITED

                          GENERAL PURCHASING AGREEMENT

                                   NTE-GPA0001

                                   PROPRIETARY
--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN SHOULD NOT BE DISCLOSED TO
                 UNAUTHORISED PERSONS, IT IS INTENDED FOR USE BY
           AUTHORISED REPRESENTATIVES OF THE PARTIES TO THIS DOCUMENT



CLAUSE 1.1.6, PAGE 1 is hereby modified as follows:

The definition of "Consortium" is hereby revised to include IVS Cable Holdings Limited, now stated as follows:

1.1.6. "Consortium" for the purposes of this Agreement means all Customers listed under Exhibit A subject to Clause 2.40 entitled 'Several Liability' and all actions to be taken by Consortium hereunder shall be taken respectively by:
1)TeleWest Communications Group Limited ("TeleWest") as the representative for those Customers listed as TeleWest wholly owned franchises under Section 1, Exhibit A and for those Customers listed as Limited Companies under Section 2, Exhibit A; and 2) Encom Cable TV and Telecommunications Ltd ("Encom") as the representative for those Customers listed as Encom wholly owned franchises under
Section 3, Exhibit A; and 3) Telecential Communications Limited Partnership entering into agreement for itself and on behalf of Telecential Communications (Herts) Limited Partnership and Telecential Communications (Northants) Limited Partnership ("Telecential") as the representative for those Customers listed as Telecential wholly owned franchises under Section 4, Exhibit A and 4) Jones Cable Group Limited ("Jones") as the representative for those Customers listed as Jones wholly owned franchises under Section 5 Exhibit A; and 5) IVS CABLE HOLDINGS LIMITED ("IVS") AS THE REPRESENTATIVE FOR THOSE CUSTOMERS LISTED AS IVS WHOLLY OWNED FRANCHISES UNDER SECTION 6 EXHIBIT A.

CLAUSE 2.48, PAGE 19 is hereby amended as follows:

IVS are hereby added as a party to be notified with all correspondence required under this Agreement, now stated as follows:

2.48       NOTICES

Where written notices, demands, or other communications are required under this Agreement to be made in writing, they shall be deemed duly given when made in writing and delivered in hand, or upon receipt when properly addressed by Recorded or Registered Post or other delivery service to the following addresses:

         CUSTOMERS :


TeleWest Communications Group Ltd.      Encom Cable TV & Telecommunications Ltd
Attn : Contract Manager                 Attn : Senior Manager- Network Switching
Materials Management Department         5 Limeharbour
Unit 1, Genesis Business Park           London E14 9TY
Woking, Surrey, GU21 5RW


Telecential Communications Ltd Partnership        Jones Cable Group Limited
Attn : Contract Manager                           Attn : Contract Manager
Link 2 Beacontree Plaza, Gillette Way,            Jones House
Basingstoke Road,                                 9 Greycaine Road
Reading RG2 0BS                                   Watford Hertfordshire WD2 4JP

IVS Cable Holdings Limited.
Attn: Contract Manager
284 Weyhill Road
Andover
Hampshire
SP10 3LF


SUPPLIER :

Commercial Manager; Cable Telephony
Northern Telecom Europe Limited
Public Switching Division
Northern Telecom House
St. Cloud Way
Maidenhead, Berks SL6 8XB

Addresses may be changed by written notices to the parties.

EXHIBIT A, PAGE 30 is hereby amended as follows:

Section 6 is hereby added to incorporate IVS franchises as Customers, now stated as follows:


EXHIBIT A         CUSTOMERS

This Exhibit A is attached to and made part of that certain General Purchase dated 1 March 1993 ("Agreement"), by and between Customer as defined in the Agreement ("Customer") and Northern Telecom Europe Limited ("Supplier").


      FRANCHISE                 FRANCHISE HOLDER                                          REG. NO.
      ---------                 ----------------                                          --------
1.    TELEWEST WHOLLY OWNED FRANCHISES
-------------------------------------------------------------------------------------------------------
      Avon                      Avon Cable Joint Venture

      -------------------------------------------------------------------------------------------------
      Croydon, Kingston and     London South Cable Partnership
      Richmond and Merton and
      Sutton

      -------------------------------------------------------------------------------------------------
      North Thames Estuary      United Artists Communications (Thames Estuary)
      South Thames Estuary      Partnership

      -------------------------------------------------------------------------------------------------
      Edinburgh and             United Artists Communications (Scotland) Venture
      Livingston, Uddingston,
      Glenrothes, Dundee and
      Perth.

      -------------------------------------------------------------------------------------------------
      Tyneside                  United Artists Communications (North East) Partnership
-------------------------------------------------------------------------------------------------------


                                       4

2.    LIMITED COMPANIES

      Birmingham                Birmingham Cable Limited                                     2170379

      -------------------------------------------------------------------------------------------------
      The registered office          CABLE PHONE HOUSE,
      for the above listed           SMALL HEATH BUSINESS PARK,
      company is:                    TALBOT WAY, SMALL HEATH,
                                     BIRMINGHAM.  B10 OHJ

      -------------------------------------------------------------------------------------------------
      Camden, Enfield,          Cable London plc                                             1794264
      Hackney and Islington,
      Haringey
      -------------------------------------------------------------------------------------------------
      The registered office          100 CHALK FARM ROAD
      for the above listed           LONDON  NW1 8EH
      company is:

      -------------------------------------------------------------------------------------------------
      Hillingdon and Hounslow,  Windsor Television Limited                                   1745542
      Windsor
      -------------------------------------------------------------------------------------------------
      The registered office          CABLE HOUSE
      for the above listed           WATERSIDE DRIVE
      company is:                    LANGLEY, BERKSHIRE.  SL3 6EZ

      -------------------------------------------------------------------------------------------------

      Cotswolds                 TeleWest Communications Group Limited                        2514287

                                United Artists Communications (Cotswolds) Limited            1743081
-------------------------------------------------------------------------------------------------------

3.    ENCOM WHOLLY OWNED FRANCHISES

      Tower Hamlet/Newham       Encom Cable TV and Telecommunications Ltd                    1870928
      Greater London East
      Havering
      Waltham Forest
      Dartford
      Epping Forest

      -------------------------------------------------------------------------------------------------
      The registered office          4 CARLTON GARDENS
      for the above listed           PALL MALL
      company is:                    LONDON SW1Y 5AA

-------------------------------------------------------------------------------------------------------
  4   TELECENTIAL WHOLLY OWNED FRANCHISES

      Thames Valley             Telecential Communications Limited Partnership               2387692
      West Herts
      Northants
      Swindon
      Warwickshire
      Northamptonshire

      -------------------------------------------------------------------------------------------------
      The registered office          DRAGOON HOUSE
      for the above listed           37 ARTILLERY LANE
      company is:                    LONDON E1 7LT
-------------------------------------------------------------------------------------------------------

                                       5

-------------------------------------------------------------------------------------------------------
  5   JONES WHOLLY OWNED FRANCHISES

-------------------------------------------------------------------------------------------------------
      South Herts               Jones Cable Group of South Hertfordshire Limited

      -------------------------------------------------------------------------------------------------
      Leeds                     Jones Cable Group of Leeds Limited

      -------------------------------------------------------------------------------------------------
  6   IVS CABLE HOLDINGS LIMITED WHOLLY OWNED FRANCHISES

-------------------------------------------------------------------------------------------------------
      Andover                   Andover Cablevision Limited

-------------------------------------------------------------------------------------------------------
      Salisbury                 Wessex Cable Limited

-------------------------------------------------------------------------------------------------------
      Stafford                  Stafford Communications Limited

-------------------------------------------------------------------------------------------------------
      Oxford                    Oxford Cable Limited
-------------------------------------------------------------------------------------------------------


CLAUSE C4.1, PAGE 35 is hereby amended as follows:
Customer's Purchase Objective is hereby revised from [Confidential Portion Omitted] lines to [Confidential Portion Omitted] and the SNSE pricing is adjusted in line with the SuperNode Host Price Per Line with a separate initial price for a core plus a minimum line size for a orders for SNSE.

  C4.1 Supplier's fully discounted net price per Switch line shown in the table below, includes FOR [CONFIDENTIAL PORTION OMITTED] PER SWITCH AND FOR [CONFIDENTIAL PORTION OMITTED] PER SWITCH . The relevant price per line for any Order shall be determined by applying the prevailing Purchase Objective effective on the date of such Order, as defined in Clause C7, to the table below.

PRICE PER LINE BASED UPON PURCHASE OBJECTIVE



                         [CONFIDENTIAL PORTION OMITTED]

                          LINES       LINES      LINES       LINES        LINES

--------------------------
PURCHASE OBJECTIVE

--------------------------
HOST PRICE PER LINE:

--------------------------
SNSE PRICE PER LINE:

--------------------------
RSC PRICE PER LINE:                      [Confidential Portion Omitted]

--------------------------
RLCM PRICE PER LINE:

--------------------------
SRU PRICE PER LINE:


   No retrospective price adjustments will be made to previous Purchases upon Consortium achieving the next pricing level. The above stated price per line, ACCEPT AS STATED BELOW WITH REGARD TO SNSE, includes the Product(s) as listed in Appendix 2, entitled "Price Per Line" attached hereto and by this reference incorporated into this Agreement and Software as defined in Attachment K of the Proposal, and Services including but not limited to [Confidential Portion Omitted] In the case of Switch remotes, (RSC, RLCM and
   SRU), the price includes [Confidential Portion Omitted] These prices include all customs and import duties, but exclude VAT. [CONFIDENTIAL PORTION OMITTED]



CLAUSE C7.1.1 is hereby amended to show Customer's revised Purchase Objective following the inclusion of IVS' franchises, as follows:

       C7.1.1 Customer's initial Purchase Objective is detailed below ("Initial Purchase Objective")

                         [CONFIDENTIAL PORTION OMITTED]

CLAUSE C25.1.3, AMENDMENT 2 PAGE 7 is hereby amended to detail the Marketing Support provided to IVS now restated as follows:

SUPPLIER AGREES TO PROVIDE A DEDICATED FULLY SKILLED MARKETING RESOURCE INDIVIDUALLY, TO TELECENTIAL, JONES AND IVS EACH FOR A PERIOD OF 3 (THREE) MONTHS.

SIGNATURES

The parties intending to be legally bound have caused this Amendment to be executed by their duly authorised representatives.



CUSTOMERS                                       SUPPLIER
-------------------------------------           -------------------------------
TELEWEST COMMUNICATIONS GROUP LIMITED           NORTHERN TELECOM EUROPE LIMITED
-------------------------------------           -------------------------------


------------------------------------            --------------------------------
authorised signature      date                  authorised signature       date

Larry Carleton                                  Pete Meldrum
------------------------------------            --------------------------------
print or type name of signatory                 print or type name of signatory


President and Chief Operating Officer,          TeleWestGeneral Manager
------------------------------------            --------------------------------
title                                                     title





UNITED ARTISTS COMMUNICATIONS (SCOTLAND) VENTURE
     BY EDINBURGH CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION EDINBURGH, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

UNITED ARTISTS COMMUNICATIONS (NORTH EAST) PARTNERSHIP
     BY TYNESIDE CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION TYNESIDE, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


     BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services. TeleWest
                  ----------------------------------------------------------
                  title





AVON CABLE JOINT VENTURE
     BY AVON CABLE LIMITED PARTNERSHIP, ITS GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION AVON, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title

         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

UNITED ARTISTS COMMUNICATIONS (THAMES ESTUARY) PARTNERSHIP
     BY ESTUARIES CABLE LIMITED PARTNERSHIP, GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION ESTUARIES, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title





LONDON SOUTH CABLE PARTNERSHIP
     BY UNITED CABLE (LONDON SOUTH) LIMITED PARTNERSHIP, GENERAL PARTNER
         BY UNITED ARTISTS CABLE TELEVISION UK. INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Larry Carleton
                  ----------------------------------------------------------
                  print or type name of signatory

                  President and Chief Operating Officer, TeleWest
                  ----------------------------------------------------------
                  title


         BY US WEST CABLE TELECOM, INC., GENERAL PARTNER

              BY
                  ----------------------------------------------------------
                  authorised signature                        date

                  Lynn Rexroth
                  ----------------------------------------------------------
                  print or type name of signatory

                  Executive Vice-President, Telecoms Services, TeleWest
                  ----------------------------------------------------------
                  title

CABLE LONDON PLC


--------------------------------------------------
authorised signature                date

Gerald Campbell
--------------------------------------------------
print or type name of signatory

Managing Director, Cable London plc
--------------------------------------------------
title




BIRMINGHAM CABLE LIMITED


--------------------------------------------------
authorised signature                date

Edward Campbell
--------------------------------------------------
print or type name of signatory


Managing Director, Birmingham Cable Limited
--------------------------------------------------
title




WINDSOR TELEVISION LIMITED


--------------------------------------------------
authorised signature                date

Phillipe Gateau
--------------------------------------------------
print or type name of signatory

Director, Windsor Television Limited
--------------------------------------------------
title




UNITED ARTISTS COMMUNICATIONS (COTSWOLDS) LIMITED


--------------------------------------------------
authorised signature                date

Larry Carleton
--------------------------------------------------
print or type name of signatory

President and Chief Operating Officer, TeleWest
--------------------------------------------------
title

ENCOM CABLE TV AND TELECOMMUNICATIONS


--------------------------------------------------
authorised signature                date

John Sheridan
--------------------------------------------------
print or type name of signatory

Managing Director and Chief Executive Officer, ENCOM
--------------------------------------------------
title




TELECENTIAL COMMUNICATIONS LIMITED PARTNERSHIP


--------------------------------------------------
authorised signature                date

Vernon Achber
--------------------------------------------------
print or type name of signatory

        President and Chief Executive Officer, CUC Cablevision (UK) LTD. acting for and on behalf of Telecential Communications Limited Partnership
   --------------------------------------------------------------------------
                                     title





JONES CABLE GROUP LIMITED


--------------------------------------------------
authorised signature                date

Alan Bates
--------------------------------------------------
print or type name of signatory

Managing Director, Jones Cable Group Limited
--------------------------------------------------
title




IVS CABLE HOLDINGS LIMITED


--------------------------------------------------
authorised signature                date

Peter C Funk
--------------------------------------------------
print or type name of signatory

Chairman, IVS Cable Holdings Limited
--------------------------------------------------
title

      "[CONFIDENTIAL PORTION OMITTED]" INDICATES THAT INFORMATION HAS BEEN
                      OMITTED AND FILED SEPARATELY WITH THE
           COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

                                 AMENDMENT NO. 6
                       TO THE GENERAL PURCHASING AGREEMENT
                                   NTE-GPA0001

This Amendment No. 6, dated this 29th day of June 1995 shall be deemed effective as of the first day of December 1994, by and between the companies listed under Exhibit A in the General Purchasing Agreement (GPA), dated 1 March 1993 ("Customer"), and Nortel Limited, ("Supplier").

                                    RECITALS

WHEREAS, Customer and Supplier entered into a General Purchasing Agreement dated the first day of March 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 1, dated 1 July 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 2, dated 29 October 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 3, dated 12 November 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 4, dated 10 December 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 5, dated 24 May 1994; and

WHEREAS, Customer and Supplier agree to further amend the GPA pursuant to the terms and conditions set forth herein.

                                    AGREEMENT

In consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:

TITLE PAGE is hereby amended to include Comcast Teesside Limited and Cambridge Cable Limited and to amend reference to Encom Cable TV and Telecommunications Ltd and Jones Cable Group Limited to Bell Cablemedia plc;



                                 TELEWEST GROUP


                               BELL CABLEMEDIA PLC

                 TELECENTIAL COMMUNICATIONS LIMITED PARTNERSHIP

                           IVS CABLE HOLDINGS LIMITED

                            COMCAST TEESSIDE LIMITED

                             CAMBRIDGE CABLE LIMITED

                          GENERAL PURCHASING AGREEMENT

                                   NTE-GPA0001



                                   PROPRIETARY

           THE INFORMATION CONTAINED HEREIN SHOULD NOT BE DISCLOSED TO
                UNAUTHORISED PERSONS, IT IS INTENDED FOR USE BY
           AUTHORISED REPRESENTATIVES OF THE PARTIES TO THIS DOCUMENT



INTRODUCTION, Supplier's legal name is hereby corrected from "Northern Telecom Europe Limited" to "Nortel Limited" now stated as follows:



1        INTRODUCTION

This Agreement, dated 1 March 1993, is made by and between the companies listed under Exhibit A attached hereto and by this reference incorporated into this Agreement and identified herein ("Customer"), and NORTEL LIMITED, having its registered office at Stafferton Way, Maidenhead, Berks SL6 1AY ("Supplier").

In consideration of the promises, mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, Customer and Supplier agree as follows:

CLAUSE 1.1.6, The definition of "Consortium" is hereby revised to include Comcast Teesside Limited and Cambridge Cable Limited and to amend reference to Encom Cable TV and Telecommunications Ltd and Jones Cable Group Limited to Bell Cablemedia plc, now stated as follows:

1.1.6. "Consortium" for the purposes of this Agreement means all Customers listed under Exhibit A subject to Clause 2.40 entitled 'Several Liability' and all actions to be taken by Consortium hereunder shall be taken respectively by:
1)TeleWest Communications Group Limited ("TeleWest") as the representative for those Customers listed as TeleWest wholly owned franchises under Section 1, Exhibit A and for those Customers listed as Limited Companies under Section 2, Exhibit A; and 2) BELL CABLEMEDIA PLC ("BCM") as the representative for those Customers listed as BCM wholly owned franchises under Section 3, Exhibit A; and
3) Telecential Communications Limited Partnership entering into agreement for itself and on behalf of Telecential Communications (Herts) Limited Partnership and Telecential Communications (Northants) Limited Partnership ("Telecential") as the representative for those Customers listed as Telecential wholly owned franchises under Section 4, Exhibit A and 4) Section 5) Exhibit A NOT USED ; and
5) IVS Cable Holdings Limited ("IVS") as the representative for those Customers listed as IVS wholly owned franchises under Section 6 Exhibit A. and 6) COMCAST TEESSIDE LIMITED ("COMCAST") AS THE REPRESENTATIVE FOR THOSE CUSTOMERS LISTED AS COMCAST WHOLLY OWNED FRANCHISES UNDER SECTION 7 EXHIBIT A. AND 7) CAMBRIDGE CABLE LIMITED ("CAMBRIDGE") AS THE REPRESENTATIVE FOR THOSE CUSTOMERS LISTED AS CAMBRIDGE WHOLLY OWNED FRANCHISES UNDER SECTION 8 EXHIBIT A


CLAUSE 2.8, is hereby amended to alter reference to Jones Cable Group Limited to Bell Cablemedia plc now stated as follows:

2.8        FINANCING

Supplier agrees to provide financing to those Customers listed in Exhibit E, Appendix 1, together with the amounts of their individual facilities for up to [Confidential Portion Omitted] in aggregate Purchases under this Agreement pursuant to Lease Purchase Agreements substantially in the form of Exhibit E, Appendix 2 in the case of all Customers under common control with TeleWest; substantially in the form of Exhibit E, Appendix 3 in the case of Birmingham Cable Limited and Cable London plc; and substantially in the form of Exhibit E, Appendix 4 in the case of Windsor Television Limited. Supplier also agrees to provide financing: 1) to United Artists (Scotland) Venture and United Artists (Cotswolds) Limited, to a combined facility of up to [Confidential Portion Omitted] in aggregate Purchases under this Agreement pursuant to Lease Purchase Agreements substantially in the form of Exhibit E, Appendix 5; 2) to Telecential, substantially in the form of Exhibit E, Appendix 6; and 3) BELL CABLEMEDIA PLC NORTHERN REGION substantially in the form of Exhibit E appendix
7. The relevant financing agreement shall be entered into by Supplier and Customer that elects to finance any Purchases prior to such Customer placing its initial Order hereunder. In the event that a Customer elects to finance Purchases in accordance with such Lease Purchase Agreement, Supplier shall issue invoices for such Purchases in accordance with Clause 2.7, except that such invoices shall be for the full amount due, and such invoices shall be deemed to be paid upon inclusion of the amounts covered thereby in an Equipment Schedule under a Lease Purchase Agreement. The financing of Purchases pursuant to a Lease Purchase Agreement shall be without prejudice to the rights of Customer under this Agreement with respect to such Purchases, including without limitation Customer's right not to accept non-conforming Purchases.


CLAUSE 2.48, is hereby amended to add Comcast and Cambridge as parties to be notified with all correspondence required under this Agreement, to alter reference to Encom and Jones to BCM and to alter reference to Supplier's registered name to Nortel Limited now stated as follows:

2.48       NOTICES

Where written notices, demands, or other communications are required under this Agreement to be made in writing, they shall be deemed duly given when made in writing and delivered in hand, or upon receipt when properly addressed by Recorded or Registered Post or other delivery service to the following addresses:

         CUSTOMERS :


TeleWest Communications Group Ltd.             BELL CABLEMEDIA PLC
Attn : Contract Manager                        ATTN : GROUP DIRECTOR ENGINEERING
Materials Management Department                FLOOR 3 COLNE HOUSE
Unit 1, Genesis Business Park                  WATFORD
Woking, Surrey, GU21 5RW                       HERTFORDSHIRE WD1 7EL


Telecential Communications Ltd Partnership        IVS Cable Holdings Limited
Attn : Contract Manager                           Attn : Contract Manager
Link 2 Beacontree Plaza, Gillette Way,            284 Weyhill Road
Basingstoke Road,                                 Andover
Reading RG2 0BS                                   Hampshire SP10 3LF

CAMBRIDGE CABLE LIMITED.                          COMCAST TEESIDE LIMITED
ATTN: DIRECTOR OF TELECOMS NETWORKS               ATTN: COMPANY SECRETARY
CAMBRIDGE SCIENCE PARK                            WELLINGTON COURT
MILTON ROAD                                       DE HAVILLAND AVENUE
CAMBRIDGE                                         PRESTON FARM
CB4 4WA                                           STOCKTON-ON-TEES
                                                  CLEVELAND  TS18 3TA
SUPPLIER :

Commercial Manager; CATV ACCOUNT GROUP
NORTEL  LIMITED
Northern Telecom House
St. Cloud Way
Maidenhead, Berks
SL6 8XB

Addresses may be changed by written notices to the parties.

EXHIBIT A, is hereby amended to incorporate Comcast and Cambridge franchises as Customers, to amend reference to Encom and Jones to BCM, and to change reference to Supplier's name to Nortel Limited now stated as follows:



EXHIBIT A         CUSTOMERS

This Exhibit A is attached to and made part of that certain General Purchase dated 1 March 1993 ("Agreement"), by and between Customer as defined in the Agreement ("Customer") and NORTEL LIMITED ("Supplier").

      FRANCHISE                 FRANCHISE HOLDER                                          REG. NO.
1.    TELEWEST WHOLLY OWNED FRANCHISES
-------------------------------------------------------------------------------------------------------
      Avon                      Avon Cable Joint Venture

      -------------------------------------------------------------------------------------------------
      Croydon, Kingston and     London South Cable Partnership
      Richmond and Merton and
      Sutton

      -------------------------------------------------------------------------------------------------
      North Thames Estuary      United Artists Communications (Thames Estuary)
      South Thames Estuary      Partnership

      -------------------------------------------------------------------------------------------------
      Edinburgh and             United Artists Communications (Scotland) Venture
      Livingston, Uddingston,
      Glenrothes, Dundee and
      Perth.

      -------------------------------------------------------------------------------------------------
      Tyneside                  United Artists Communications (North East) Partnership
-------------------------------------------------------------------------------------------------------

2.    LIMITED COMPANIES

      Birmingham                Birmingham Cable Limited                                     2170379

      -------------------------------------------------------------------------------------------------
      The registered office          CABLE PHONE HOUSE,
      for the above listed           SMALL HEATH BUSINESS PARK,
      company is:                    TALBOT WAY, SMALL HEATH,
                                     BIRMINGHAM.  B10 OHJ

      -------------------------------------------------------------------------------------------------
      Camden, Enfield,          Cable London plc                                             1794264
      Hackney and Islington,
      Haringey
      -------------------------------------------------------------------------------------------------
      The registered office          100 CHALK FARM ROAD
      for the above listed           LONDON  NW1 8EH
      company is:

      -------------------------------------------------------------------------------------------------
      Hillingdon and Hounslow,  Windsor Television Limited                                   1745542
      Windsor
      -------------------------------------------------------------------------------------------------
      The registered office          CABLE HOUSE
      for the above listed           WATERSIDE DRIVE
      company is:                    LANGLEY, BERKSHIRE.  SL3 6EZ

      -------------------------------------------------------------------------------------------------

      Cotswolds                 TeleWest Communications Group Limited                        2514287

                                United Artists Communications (Cotswolds) Limited            1743081
-------------------------------------------------------------------------------------------------------

3.    BCM WHOLLY OWNED FRANCHISES

      Tower Hamlet/Newham,      BELL CABLEMEDIA SOUTHERN REGION
      Greater London East,
      Havering,
      Waltham Forest,
      Dartford, Epping Forest,
      ASHFORD, WATFORD,
      AYLESBURY, WORCESTER
      -------------------------------------------------------------------------------------------------

      PETERBOROUGH, NORWICH,    BELL CABLEMEDIA EASTERN REGION
      WHITTLESEY,
      GT YARMOUTH


                                       5

      -------------------------------------------------------------------------------------------------
      LEEDS, WEARSIDE, YORK &   BELL CABLEMEDIA NORTHERN REGION
      HARROGATE

      -------------------------------------------------------------------------------------------------
      The registered office          IB PORLAND PLACE                                        2735732
      for the above listed           LONDON W1N 3AA
      company is:
-------------------------------------------------------------------------------------------------------
  4   TELECENTIAL WHOLLY OWNED FRANCHISES

      Thames Valley             Telecential Communications Limited Partnership               2387692
      West Herts
      Northants
      Swindon
      Warwickshire
      Northamptonshire

      -------------------------------------------------------------------------------------------------
      The registered office          DRAGOON HOUSE
      for the above listed           37 ARTILLERY LANE
      company is:                    LONDON E1 7LT

-------------------------------------------------------------------------------------------------------
  5   NOT USED

-------------------------------------------------------------------------------------------------------
  6   IVS WHOLLY OWNED FRANCHISES

-------------------------------------------------------------------------------------------------------
      Andover                   Andover Cablevision Limited

      -------------------------------------------------------------------------------------------------
      Salisbury                 Wessex Cable Limited

      -------------------------------------------------------------------------------------------------
      Stafford                  Stafford Communications Limited
      -------------------------------------------------------------------------------------------------
      Oxford                    Oxford Cable Limited

-------------------------------------------------------------------------------------------------------
  7   COMCAST WHOLLY OWNED FRANCHISES

      -------------------------------------------------------------------------------------------------
      TEESSIDE                  COMCAST TEESSIDE LIMITED

      -------------------------------------------------------------------------------------------------
      DARLINGTON                COMCAST DARLINGTON LIMITED

-------------------------------------------------------------------------------------------------------
  8   CAMBRIDGE WHOLLY OWNED FRANCHISES

      -------------------------------------------------------------------------------------------------
      CAMBRIDGE                 CAMBRIDGE CABLE LIMITED

      -------------------------------------------------------------------------------------------------
      HARLOW/BISHOPS-STORTFORD  ANGLIA CABLE COMMUNICATIONS LIMITED

      -------------------------------------------------------------------------------------------------
      IPSWICH/COLCHESTER        EAST COAST CABLE LIMITED

      -------------------------------------------------------------------------------------------------
      BRAINTREE                 SOUTHERN EAST ANGLIA CABLE LIMITED
-------------------------------------------------------------------------------------------------------



EXHIBIT B, is hereby amended to change reference to Supplier's name to Nortel Limited now stated as follows:

EXHIBIT B         FAULT CLASSIFICATIONS


This Exhibit B is attached to and made part of that certain General Purchase Agreement dated 1 March, 1993 ("Agreement"), by and between Customer as defined in Exhibit A of the Agreement ("Customer") and NORTEL LIMITED ("Supplier").

EXHIBIT C, is hereby amended to change reference to Supplier's name to Nortel Limited and to incorporate the Comcast Teeside Limited request for proposal and the Nortel Limited response to this request in the Recitals, now stated as follows:


EXHIBIT C         SWITCH PURCHASES

This Exhibit C is attached to and made part of that certain General Purchasing Agreement dated 1 March 1993 ("Agreement"), by and between Customer as defined in Exhibit A ("Customer") of the Agreement and NORTEL LIMITED ("Supplier").

                                    RECITALS

WHEREAS, Customer issued Request for Proposal entitled "Switch/RFP/001" dated November 1992, AND COMCAST TEESIDE LIMITED REISSUED THIS REQUEST FOR PROPOSAL DATED SEPTEMBER 1994 (the "RFP") to Supplier soliciting a proposal for Switches (defined herein);

WHEREAS, Supplier responded to Customer's RFP by submitting its proposal which offered to provide local switches comprised of DMS-100 Products, Software and Services ("Switch" or "Switches") as well as individual items of Products, Software and Services dated 4 January 1993 AND TO COMCAST TEESSIDE LIMITED'S REISSUED RFP DATED 21 OCTOBER 1994. ("Proposal");

                                    AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:

CLAUSE C4.1, is hereby amended to revise Customer's Purchase Objective from [Confidential Portion Omitted] lines to [Confidential Portion Omitted]

  C4.1 Supplier's fully discounted net price per Switch line shown in the table below, includes for [Confidential Portion Omitted] per Switch and for [Confidential Portion Omitted] per Switch . The relevant price per line for any Order shall be determined by applying the prevailing Purchase Objective effective on the date of such Order, as defined in Clause C7, to the table below.


PRICE PER LINE BASED UPON PURCHASE OBJECTIVE


                         [CONFIDENTIAL PORTION OMITTED]

                          LINES       LINES      LINES       LINES       1LINES

PURCHASE OBJECTIVE

--------------------------
HOST PRICE PER LINE:

--------------------------
SNSE PRICE PER LINE:

--------------------------
RSC PRICE PER LINE:                      [Confidential Portion Omitted]

--------------------------
RLCM PRICE PER LINE:

--------------------------
SRU PRICE PER LINE:

   No retrospective price adjustments will be made to previous Purchases upon Consortium achieving the next pricing level. The above stated price per line, accept as stated below with regard to SNSE, includes the Product(s) as listed in Appendix 2, entitled "Price Per Line" attached hereto and by this reference incorporated into this Agreement and Software as defined in Attachment K of the Proposal, and Services including but not limited to [Confidential Portion Omitted] In the case of Switch remotes, (RSC, RLCM and
   SRU), the price includes [Confidential Portion Omitted] These prices include all customs and import duties, but exclude VAT.

   [Confidential Portion Omitted]



CLAUSE C7.1.1 is hereby amended to show Customer's revised Purchase Objective following the inclusion of Comcast and Cambridge franchises and to amend reference to Encom and Jones to BCM, now stated as follows:

  C7.1.1 Customer's initial Purchase Objective is detailed below ("Initial Purchase Objective")

                         [Confidential Portion Omitted]


CLAUSE C12.2 is hereby amended to replace reference to Encom and Jones with BCM, now stated as follows:

                         [Confidential Portion Omitted]



CLAUSE C24.1 is hereby amended to replace reference to Encom with BCM, now stated as follows:

                         [Confidential Portion Omitted]


CLAUSE C25.1.2 is hereby amended to replace reference to Encom with BCM, now stated as follows:

  C25.1.2      [Confidential Portion Omitted]


CLAUSE C25.1.3 is hereby amended to replace reference to Jones with BCM, now stated as follows: C25.1.3 Supplier agrees to provide a dedicated fully skilled marketing resource individually, to

               Telecential, BCM (NORTHERN REGION) and IVS each for a period of 3 (three) months.

SIGNATURES

The parties intending to be legally bound have caused this Amendment to be executed by their duly authorised representatives.



CUSTOMERS                                        SUPPLIER

TELEWEST COMMUNICATIONS GROUP LIMITED            NORTEL LIMITED
-------------------------------------            --------------


authorised signature        date                 authorised signature      date

Danny Bryan                                      Steve Pusey
-----------------------------------              -------------------------------
print or type name of signatory                  print or type name of signatory


Managing Director, TeleWest,                     Director CATV Account Group
-----------------------------                    ---------------------------
title                                            title

For and on behalf of
--------------------
TeleWest Communications Group Limited
-------------------------------------
United Artists Communications (Scotland) Venture
------------------------------------------------
United Artists Communications (North East) Partnership
------------------------------------------------------
Avon Cable Joint Venture
------------------------
United Artists Communications (South East) Partnership
------------------------------------------------------
London South Cable Partnership
------------------------------
United Artists Communications (Cotswolds) Limited
-------------------------------------------------


CABLE LONDON PLC



authorised signature                date

Gerald Campbell
print or type name of signatory

Managing Director, Cable London plc
title





BIRMINGHAM CABLE LIMITED



authorised signature                date

Ron Lawley
print or type name of signatory

Managing Director, Birmingham Cable Limited title

WINDSOR TELEVISION LIMITED



authorised signature                date

Neil Johnson
print or type name of signatory

Managing Director,
title




BELL CABLEMEDIA PLC



authorised signature                date

John Sheridan
print or type name of signatory

Chief Operating Officer,
title




TELECENTIAL COMMUNICATIONS PARTNERSHIP



authorised signature                date

Vernon Achber
print or type name of signatory

        President and Chief Executive Officer, CUC Cablevision (UK) LTD. acting for and on behalf of Telecential Communications Partnership
       ------------------------------------------------------------------
                                     title



IVS CABLE HOLDINGS LIMITED



authorised signature                date

Peter C Funk
print or type name of signatory

Chairman, IVS Cable Holdings Limited
title

COMCAST TEESSIDE LIMITED



authorised signature                date

Edward Cambell
print or type name of signatory

Managing Director, Comcast Teesside Limited title




CAMBRIDGE CABLE LIMITED



authorised signature                date

Edward Ying
print or type name of signatory

Managing Director, Cambridge Cable Limited title

      "[CONFIDENTIAL PORTION OMITTED]" INDICATES THAT INFORMATION HAS BEEN
                          OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

                                 AMENDMENT NO. 7
                       TO THE GENERAL PURCHASING AGREEMENT
                                   NTE-GPA0001

This Amendment No. 7, dated the 30th day of June 1995 shall be deemed effective as of the first day of May 1995 by and between the companies listed under Exhibit A in the General Purchasing Agreement (GPA), dated 1 March 1993 ("Customer"), and Nortel Limited, ("Supplier").

                                    RECITALS

WHEREAS, Customer and Supplier entered into a General Purchasing Agreement dated the first day of March 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 1, dated 1 July 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 2, dated 29 October 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 3, dated 12 November 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 4, dated 10 December 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 5, dated 24 May 1994; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 6, dated 29 June 1995 and

WHEREAS, Customer and Supplier agree to further amend the GPA pursuant to the terms and conditions set forth herein.

                                    AGREEMENT

In consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:

CLAUSE C4.1, is hereby amended principally to detail the incremental price per line for Advanced Software now stated as follows:

  C4.1 Supplier's fully discounted net price per Switch line shown in the table below, includes for [Confidential Portion Omitted] per Switch and [Confidential Portion Omitted] per Switch. The relevant price per line for any Order, EXCLUDING THE INCREMENTAL PRICE FOR ADVANCED SOFTWARE WHICH IS DETAILED IN CLAUSE C4.1.4 Shall be determined by applying the prevailing Purchase Objective effective on the date of such Order, as defined in Clause C7, to the table below. PRICE PER LINE BASED UPON PURCHASE OBJECTIVE



          [CONFIDENTIAL PORTION OMITTED]


                         LINES       LINES       LINES       LINES       LINES


PURCHASE OBJECTIVE

-------------------------
HOST PRICE PER LINE:

-------------------------
SNSE PRICE PER LINE:

-------------------------
RSC PRICE PER LINE:                     [Confidential Portion Omitted]

-------------------------
RLCM PRICE PER LINE:

-------------------------
SRU PRICE PER LINE:


       C4.1.1 No retrospective price adjustments will be made to previous Purchases upon Consortium achieving the next pricing level.

       C4.1.2 The above stated price per line, EXCEPT as stated below with regard to SNSE, includes the Product(s) as listed in Appendix 2, entitled "Price Per Line" attached hereto and by this reference incorporated into this Agreement and BASE Software as defined in Attachment K ISSUE 3 of the Proposal, and Services including but not limited to [Confidential Portion Omitted] In the case of Switch remotes, (RSC, RLCM and SRU) the price PER LINE [Confidential Portion Omitted] These prices include all customs and import duties, but exclude VAT.

       C4.1.3        [Confidential Portion Omitted]

       C4.1.4 CUSTOMER SHALL PAY AND INCLUDE WITHIN EVERY ORDER FOR ADDITIONAL SWITCH LINE CAPACITY WHETHER ON A HOST, SNSE, RSC, RLCM, SRU OR SRU-S THE INCREMENTAL PRICE PER LINE AS DETAILED IN CLAUSES C4.1.4.1 AND C4.1.4.2 FOR ADVANCED SOFTWARE AS DESCRIBED AND DEFINED IN ATTACHMENT K ISSUE 3. SUCH INCREMENTAL PRICE PER LINE SHALL APPLY RETROSPECTIVELY TO LINES ORDERED PRIOR TO THIS AMENDMENT.

                  C4.1.4.1 FOR THE FIRST [Confidential Portion Omitted] OF SUCH LINES INSTALLED BY SUPPLIER, AND ORDERED BY ALL CUSTOMERS COLLECTIVELY, UNDER THIS AGREEMENT, THE INCREMENTAL PRICE PER LINE FOR ADVANCED SOFTWARE TO BE INCLUDED ON CUSTOMER'S ORDER SHALL BE [Confidential
                                 Portion Omitted].

                  C4.1.4.2 FOR ALL LINES ORDERED, UNDER THIS AGREEMENT, BY CUSTOMERS COLLECTIVELY BEYOND THE FIRST [Confidential Portion Omitted] LINES AS DESCRIBED IN CLAUSE C4.1.4.1 AND UP TO [Confidential Portion Omitted] LINES, THE INCREMENTAL PRICE PER LINE FOR ADVANCED SOFTWARE TO BE INCLUDED ON CUSTOMER'S ORDER SHALL BE [Confidential Portion Omitted]

                  C4.1.4.3 SUPPLIER AND CUSTOMER SHALL NEGOTIATE IN GOOD FAITH A PRICE FOR ALL LINES ORDERED, UNDER THIS AGREEMENT, BY CUSTOMERS COLLECTIVELY BEYOND THE FIRST [Confidential Portion Omitted] LINES AS DESCRIBED IN CLAUSES C4.1.4.1 AND C4.1.4.2.

                  C4.1.4.4 THE ADVANCED SOFTWARE RTU FEE SHALL APPLY TO ALL SWITCH AND REMOTE LINES. NO FURTHER DISCOUNTS OR DEDUCTIONS WHATSOEVER WILL APPLY INCLUDING FOR INTERNAL USE (CLAUSE C6.4) AND SOFTWARE UTILISATION DISCOUNT (CLAUSE C31.5).

                  C4.1.4.5 THE ADVANCED SOFTWARE RTU FEE HAS BEEN CALCULATED ASSUMING AN ULTIMATE SWITCH SIZE OF [Confidential Portion Omitted] LINES. CUSTOMERS SHALL ENDEAVOUR TO EXTEND THEIR SWITCHES TO ACHIEVE THIS
                                 ULTIMATE SWITCH SIZE.

CLAUSE C6.6, is hereby amended to incorporate the modified Software pricing and packaging as detailed in Attachment K issue 3 and clauses C6.6.1, C6.6.2 and C6,6.3 are hereby deleted. Clause 6.6 is now restated as follows:

  C6.6         ADDITIONAL FEATURE SOFTWARE
               ADDITIONAL FEATURE SOFTWARE INCLUDED IN NEITHER THE BASE PRICE PER LINE NOR THE INCREMENTAL PRICE PER LINE FOR ADVANCED SOFTWARE AS STATED UNDER CLAUSE C4.1 CAN BE PURCHASED AS DEFINED AND PRICED IN ATTACHMENT K, ISSUE 3 ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE.

CLAUSE C9.1, is hereby amended to incorporate a definition for Obsolescence now restated as follows:
C9                TECHNOLOGY OBSOLESCENCE

  C9.1 Supplier and Consortium will work together to minimise the impact of Product "OBSOLESCENCE" (AS DEFINED BELOW IN CLAUSE C9.2) and the loss of the Customer's competitive position through the provision of regular technology working parties which will directly assist in the Product roll out and custom Research and Development commitments for the Customer. These working parties will consist of the Consortium and technical experts from both the Supplier and the Supplier's agents (Bell Northern Research). The Supplier proposes that the first such working party be established during the 1st calendar quarter 1993 and thereafter on a calendar quarterly basis. Where such system developments will be of benefit to the Customer, the Supplier will offer to the Customer an appropriate credit to upgrade the installed systems. Such appropriate credits will be determined on a case by case basis and will take into consideration a mutually agreed percentage of the audited depreciated book value of the equipment being impacted.

       C9.1.1 Consortium and Supplier agree to develop a method to determine the appropriate credit.

  C9.2 "OBSOLETE" OR "OBSOLESCENCE" MEANS WHEN SUPPLIER IMPOSES THE NEED FOR A PRODUCT OR PORTION OF A PRODUCT TO BE UPGRADED OR REPLACED THROUGH THE RELEASE OF A SOFTWARE UPGRADE WHICH IS NO LONGER COMPATIBLE WITH THE EXISTING PRODUCT.

       C9.2.1 THIS OBSOLESCENCE TAKES EFFECT ON A SWITCH BY SWITCH BASIS FROM THE DATE THAT THE NEW SOFTWARE UPGRADE IS APPLIED TO EACH SWITCH.

       C9.2.2 AN EXISTING PRODUCT DOES NOT BECOME OBSOLETE DUE TO THE RELEASE OF A NEW PRODUCT IF THE EXISTING PRODUCT REMAINS COMPATIBLE WITH THE SOFTWARE AND THE SUPPLIER DOES NOT REQUIRE THE EXISTING PRODUCT TO BE REPLACED OR UPGRADED.

       C9.2.3 AN EXISTING PRODUCT DOES NOT BECOME OBSOLETE DUE TO NEW FEATURE DEVELOPMENT BEING LIMITED ON THAT PRODUCT OR PREFERRED ON AN ALTERNATIVE PRODUCT. NOTWITHSTANDING THIS, SUPPLIER SHALL PROMPTLY ADVISE CUSTOMER OF THE OCCURRENCE OF SUCH CIRCUMSTANCES AND ARRANGE TO MEET AND MUTUALLY AGREE UPON THE METHOD OF PROCEEDING.

CLAUSE C10, is hereby amended to make reference to Suppliers BRISC 60 Product now restated as follows:

C10               BELL NORTHERN RESEARCH RATIONALISED INSTRUCTION SET COMPUTING
                  PROCESSOR

  C10.1 Supplier shall upgrade the Switches to Bell Northern Research Rationalised Instruction Set Computing (BRISC) processors at no additional charge where it is found that the recommended maximum Busy Hour Call Attempts (BHCA) capacity for the Cable Television
               (CATV) environment as detailed in the Supplier's response to the RFP section 3.3.2.8 are not achieved, provided that the failure to achieve such recommended maximum BHCA capacity is not attributable to the introduction of additional Software features or to a traffic volume and/or call mix varying from that detailed in the BHCA capacity predictions.

  C10.2 Customer may Order the BRISC 50 processor with the Order for an initial Switch at the incremental price of (pound)25,000.

  C10.3 CUSTOMER MAY ORDER THE BRISC 60 PROCESSOR WITH THE ORDER FOR AN INITIAL SWITCH AT THE INCREMENTAL PRICE OF (POUND)50,000. PAYMENT FOR (POUND)25,000 OF THIS (POUND)50,000 SHALL BE DEFERRED UNTIL SUCH TIME AS CUSTOMER REQUIRES THE ADDITIONAL PROCESSING CAPABILITY PROVIDED BY THE BRISC 60 OVER AND ABOVE THAT PROVIDED BY THE BRISC 50.

CLAUSE C12, is hereby amended to [Confidential Portion Omitted]

           C12.2.1[Confidential Portion Omitted]

           C12.2.2[Confidential Portion Omitted]

  C12.3 Supplier agrees to make GPP available on Orders requiring Delivery after 1 January 1995, in accordance with a managed implementation plan to be generated by 31 December 1993, and formally agreed to by 30 June 1994.

  C12.4 Should Supplier fail to have GPP available in accordance with such agreed implementation plan specified in Clause C12.3, then Supplier shall retrofit, to GPP, all non-GPP lines Delivered after the agreed dates in such implementation plan at no charge to Customer and shall not consider such retrofit an extension for pricing purposes stated in Clause C4.

   C12.5 The provisions of Clause C12.4 constitute Supplier's sole liability and Customer's sole remedy for Supplier's failure to meet the agreed implementation plan specified in Clause C12.3.

  C12.6 AT THE INTRODUCTION OF GPP IN SOFTWARE RELEASE "UK002", SUPPLIER SHALL ENSURE THAT SOFTWARE FEATURES AVAILABLE ON GPP WILL ALSO BE AVAILABLE ON PLD. SUPPLIER SHALL, SUBJECT TO THE CAVEATS DETAILED HEREIN, DEVELOP AND RELEASE FEATURES IN PARALLEL ON BOTH GPP AND PLD UNTIL 31 DECEMBER 1999. SUPPLIER'S COMMITMENT DOES NOT EXTEND TO A FUTURE LINE PERIPHERAL PRODUCT BEYOND THE CURRENT GPP PRODUCT NOR TO THE DEVELOPMENT AND DEPLOYMENT OF SOFTWARE FEATURES WHERE THE INHERENT CAPABILITY OF THE SYSTEM ARCHITECTURE RESTRICTS OR LIMITS SUCH DEVELOPMENT TO A SINGLE HARDWARE PLATFORM. THIS INCLUDES BUT IS NOT LIMITED TO ISDN, V5.2 AND NAILED UP N X 64 KBS.

           C12.6.1 SHOULD SUPPLIER BECOME AWARE OF CIRCUMSTANCES WHICH PREVENT IT FROM ADHERING TO THE COMMITMENT DETAILED IN THIS CLAUSE C12.6 OR IDENTIFIES ADDITIONAL FEATURES WHERE THE INHERENT CAPABILITY OF THE SYSTEM ARCHITECTURE RESTRICTS OR LIMITS DEVELOPMENT TO A SINGLE HARDWARE PLATFORM, THEN SUPPLIER SHALL PROMPTLY ADVISE CUSTOMER OF THE CIRCUMSTANCES AND ARRANGE TO MEET AND MUTUALLY AGREE UPON THE METHOD OF PROCEEDING.



CLAUSE C13.2, is hereby amended to refer to the modified Software pricing and packaging (Attachment K issue 3) now restated as follows:

  C13.2 Supplier shall provide DPNSS at [Confidential Portion Omitted] per 2Mbps port. This price includes the 2Mbps interface, signalling Product, DPNSS Software as defined in ATTACHMENT K, ISSUE 3, engineering, installation and commissioning, and project management. The initial Order by Customer for such 2Mbps ports shall be no less than a minimum quantity of sixteen (16) ports per Switch.

CLAUSE C21, is hereby amended to replace reference [Confidential Portion
Omitted]


C21               GENERIC SOFTWARE

  C21.1 The Supplier shall provide [Confidential Portion Omitted] It is advisable to have all Switches in the network maintained at the same PCL Software level.

  C21.2 The Supplier is keen to encourage the wide spread use of its Software and hence will allow [Confidential Portion Omitted]

       C21.2.1 The Supplier is notified in advance of the use of the additional modules so that the product configuration can be audited to identify (1) any additional Product requirements; (2) the suitability of the Software release and its proposed application in the UK; (3) and to ensure that appropriate support personnel are available (where necessary);

       C21.2.2 Customer agrees to allow Supplier to prepare a capacity analysis to ensure that no adverse impacts will occur due to the use of this additional Software;

       C21.2.3 Any additional Product(s) identified by Supplier as being required is purchased and installed in the Switch before the Software is used. The price for this Product [Confidential Portion Omitted]

  C21.3 Customer understands that Supplier may load Software Features on the PCL generic Software LOAD for which Customer will not have paid a Right To Use ("RTU"). Customer agrees that upon commercial deployment of such Feature(s) including use of such Feature by Customer's customers, the Software Right to Use shall be paid to Supplier as quoted under this Agreement.

  C21.3.1 CUSTOMER ALSO UNDERSTANDS THAT THE FUNCTIONALITY OF ALL SOFTWARE INCLUDED IN THE PCL GENERIC SOFTWARE LOAD HAS OR IS BEING VERIFIED IN VARIOUS MARKET ENVIRONMENTS. IN ORDER TO ENSURE SUCCESSFUL DEPLOYMENT OF THE SOFTWARE IN THE UK CATV ENVIRONMENT (SWITCH AND NETWORK) ADDITIONAL VERIFICATION TESTING KNOWN AS FIRST MARKET APPLICATION ("FMA") TESTING MAY BE NECESSARY. SUCH TESTING SHALL BE PERFORMED BY SUPPLIER WITH THE CO-OPERATION OF CUSTOMERS. THE PROGRAMME FOR FMA TESTING SHALL TAKE INTO CONSIDERATION THE COMBINED PRIORITIES OF ALL CUSTOMERS AND SUPPLIER SHALL ENSURE, THAT THEY ACHIEVE SUCH FMA TESTING TARGETS AS MAY BE AGREED IN ORDER TO MEET CUSTOMER'S PLANS FOR COMMERCIAL DEPLOYMENT.

  C21.4 Supplier shall prepare and package Software programs and releases, including maintenance releases, which will allow Customer to skip programs or releases as its discretion without being required to purchase or load skipped programs, Features, or releases provided that Customer loads at least every third PCL generic Software load.

  C21.5        Customer, at its discretion, may skip PCL generic Software LOADS.
               There will be no charge whatsoever for such programs skipped by Customer, and Customer shall not be charged any additional amounts to procure subsequent Software programs, other than the normal prices, less applicable discounts, for those subsequent Software LOADS.

  C21.6 Unless otherwise specified in an Order, Supplier shall provision each Switch with the most current commercially available Software PCL on the Delivery Date.

  C21.7 Supplier agrees to provide Customer with the following information, in writing, each time a new Software generic is released and Ordered by Customer :

       C21.7.1 Notification of any known fault on a site specific Customer Service Report (CSR) with severity levels as defined under Exhibit B of this Agreement;

       C21.7.2       The criticality of each fault;

       C21.7.3 The impact of each fault on the operation of the Software and associated Products; and

       C21.7.4 Supplier's plans, schedules and performance results for corrective action and regression testing with respect to the faults identified in this Clause C21.7, as well as for continuing Software quality and reliability improvement.
       C21.7.5 Supplier agrees to provide the information described in this Clause C21.7 thirty (30) days prior to Delivery Date provided such release has been generally available for thirty (30) days.

CLAUSE C25.2, is hereby added to detail the additional marketing support provided by Supplier in recognition of the purchase of Advanced Software now stated as follows:

  C25.2 SUPPLIER AGREES TO PROVIDE A MARKETING CONSULTANT FOR "13 MAN WEEKS "TO ASSIST ALL CUSTOMERS IN SUCCESSFULLY LAUNCHING THE ADVANCED SOFTWARE. THIS SUPPORT WILL BE ALLOCATED TO CUSTOMERS IN RATIO TO THEIR PROPORTION OF THE FIRST ONE MILLION SWITCH LINES AS DETAILED IN CLAUSE C4.1.4.1, SUCH THAT TELEWEST (INCLUDING IVS AND COMCAST) WILL RECEIVE 8 MAN WEEKS OF SUPPORT, BCM, 3 MAN WEEKS, TELECENTIAL 1 MAN WEEK AND CCL 1 MAN WEEK OF SUPPORT.

CLAUSE C31, is hereby added to detail the Software utilisation discount available to Supplier, now stated as follows:

C31        ORDER AND CUSTOMER INFORMATION PROCESS FOR A NEW SWITCH

  C31.1 Customer may procure a new Switch by issuing an Order. Such Order shall state the number of lines, Acceptance Date and any other pertinent information. Supplier's acceptance of such Order shall be in compliance with Clause 2.4 of this Agreement.

  C31.2 Upon receipt of such Order or as previously agreed between the parties, Supplier and Customer shall establish a date for a Customer Information (C/I) meeting, which will further define the site specific requirements for the Switch.

  C31.3 Subject to Clause 2.4.4, Customer shall be obligated to procure Product(s), Software and Services, and Supplier shall be obligated to provide Product(s), Software and Services, under this Exhibit C only when an Order has been accepted by Supplier.

  C31.4 Upon completion of the C/I, Supplier shall respond to Customer with a QUOTATION which provides a detailed breakdown of THE PRICES AND DISCOUNTS FOR Products, Software and Services required to meet Customer's requirements and Specifications as defined in the C/I. At such time the Order will be amended and agreed between the parties in writing to reflect the changes resulting from the C/I.

  C31.5 THE C/I WILL IDENTIFY A UTILISATION FACTOR WHICH ARISES AS A RESULT OF THE LIMITATIONS OF THE NETWORK ARCHITECTURE AND REPRESENTS THE PORTION OF PLD OR GPP LINES THAT ARE ANTICIPATED TO BE UTILISED BY CUSTOMER. THIS UTILISATION FACTOR WILL BE USED TO DETERMINE A UTILISATION DISCOUNT RATE WHICH IS NOT TO EXCEED 15% AND IS CALCULATED AS FOLLOWS:

--------------------------------------------------------------------------------
             UTILISATION DISCOUNT RATE = 100% - UTILISATION FACTOR.
--------------------------------------------------------------------------------

          A SOFTWARE UTILISATION DISCOUNT WILL BE CALCULATED BY APPLYING THE UTILISATION DISCOUNT RATE TO ALL GPP OR PLD LINES DETAILED WITHIN THE C/I FOR THAT PARTICULAR ORDER AT THE RATE OF [Confidential Portion Omitted] PER LINE. THE [Confidential Portion Omitted] REPRESENTS THE BASE SOFTWARE PORTION OF THE PRICE PER SWITCH LINE DETAILED IN CLAUSE C4.1. THE SOFTWARE UTILISATION DISCOUNT AS CALCULATED WILL BE DETAILED WITHIN SUPPLIER'S QUOTATION DESCRIBED IN CLAUSE C31.4. FOR THE AVOIDANCE OF DOUBT SUBSCRIBER LINE DRAWER (SLD) LINES ARE EXCLUDED FROM THE SOFTWARE UTILISATION DISCOUNT CALCULATION.

--------------------------------------------------------------------------------
               SOFTWARE UTILISATION DISCOUNT = GPP OR PLD LINES * UTILISATION DISCOUNT RATE
               [Confidential Portion Omitted]

--------------------------------------------------------------------------------

                     EXAMPLE:-
                     THE CI FOR A 50,700 LINE SWITCH (50,400 GPP LINES AND 300 SLD LINES) IDENTIFIES A UTILISATION FACTOR OF 85% UTILISATION DISCOUNT RATE OF 15% WILL APPLY (100% - 85%) SOFTWARE UTILISATION DISCOUNT WILL BE [Confidential Portion Omitted] CALCULATED AS (50,700-300) * 15% [Confidential Portion Omitted]

  C31.6 SUPPLIER SHALL BE ENTITLED TO CLAW BACK THE SOFTWARE UTILISATION DISCOUNT IF SUBSEQUENT TECHNOLOGY ADVANCEMENTS OR MATURITY OF THE NETWORK SIGNIFICANTLY IMPROVES THE UTILISATION FACTOR.

SIGNATURES

The parties intending to be legally bound have caused this Amendment to be executed by their duly authorised representatives.



CUSTOMERS                                       SUPPLIER

TELEWEST COMMUNICATIONS GROUP LIMITED           NORTEL LIMITED
-------------------------------------           --------------


authorised signature      date                  authorised signature       date

Danny Bryan                                     Steve Pusey
print or type name of signatory                 print or type name of signatory


Managing Director, TeleWest,                    Director CATV Account Group
-----------------------------                   ---------------------------
title                                           title


For and on behalf of
--------------------
TeleWest Communications Group Limited
-------------------------------------
United Artists Communications (Scotland) Venture
------------------------------------------------
United Artists Communications (North East) Partnership
------------------------------------------------------
Avon Cable Joint Venture
------------------------
United Artists Communications (South East) Partnership
------------------------------------------------------
London South Cable Partnership
------------------------------
United Artists Communications (Cotswolds) Limited
-------------------------------------------------


CABLE LONDON PLC



authorised signature                date

Gerald Campbell
print or type name of signatory

Managing Director, Cable London plc
title





BIRMINGHAM CABLE LIMITED



authorised signature                date

Ron Lawley
print or type name of signatory

Managing Director, Birmingham Cable Limited title

WINDSOR TELEVISION LIMITED



authorised signature                date

Neil Johnson
print or type name of signatory

Managing Director,
title




BELL CABLEMEDIA PLC



authorised signature                date

John Sheridan
print or type name of signatory

Chief Operating Officer,
title




TELECENTIAL COMMUNICATIONS PARTNERSHIP



authorised signature                date

Vernon Achber
print or type name of signatory

        President and Chief Executive Officer, CUC Cablevision (UK) LTD. acting for and on behalf of Telecential Communications Partnership
       ------------------------------------------------------------------
                                     title

IVS CABLE HOLDINGS LIMITED



authorised signature                date

Peter C Funk
print or type name of signatory

Chairman, IVS Cable Holdings Limited
title



COMCAST TEESSIDE LIMITED



authorised signature                date

Edward Cambell
print or type name of signatory

Managing Director, Comcast Teesside Limited title




CAMBRIDGE CABLE LIMITED



authorised signature                date

Edward Ying
print or type name of signatory

Managing Director, Cambridge Cable Limited title

                                     GENERAL
                              PURCHASING AGREEMENT

                                   NTE-GPA0001

                                   AMENDMENT 7

                                   APPENDIX 1








                                  ATTACHMENT K

               CATV SOFTWARE STRUCTURE (BCS34, BCS34+ UK002 PART)

TABLE OF CONTENTS


1)                INTRODUCTION..........................................3

2)                CATV SOFTWARE STRUCTURE DIAGRAM.......................4

3)                SUMMARY OF PRICES BY MODULE...........................6

4)                MODULE DESCRIPTIONS...................................7

5)                CATV SOFTWARE PRICING................................12

1)                INTRODUCTION

This document details the DMS-100 Software for the UK CATV market and the applicable pricing structure. It replaces the previous version appended to the GPA in Amendment No 1 (Attachment K issue 2) and supersedes all subsequent offers and proposals on Software pricing. Although containing a brief overview of the various modules this is not a statement of availability for any particular capability. Such information is contained within the latest version of the document "CATV Software Application Feature Guide" reference 9503SE001D.

This document details Software pricing only and with the exception of Class Modem Resource cards excludes any hardware which may be required. The extent of any hardware requirement will need to be confirmed through an engineering exercise on a switch by switch basis and will be dependant upon the application and the equipment previously provisioned within the Switch CI.

The document is based upon the proposal "CATV Software pricing 2nd edition" but also incorporates the subsequent per line pricing offer for Advanced Software.

The DMS-100 Software at BCS34 or BCS34+ levels comprises of Modules referenced A
- I (Modules J and K are added in UK002). Modules comprise of individual Packages and Packages generally comprise of a number of individual Features. The Modules detailed in this document have been specifically structured with the appropriate Packages and Features to address various applications and opportunities within the CATV market. The Packages contained within each Module are detailed within section 5.

From UK002, a new way of packaging software has been introduced which eliminates the need for 'NTX' pre-fixed packages and replaces them with a much smaller number of software options defined as 'Functional Ordering Groups'. These are identified by an application reference and number and each option is equivalent to many 'NTX' packages. For this reason, software which is new to UK002 is defined within this document in these terms, rather than by the old 'NTX' method. UK002 will represent a transition phase where both terms will be used for existing functionality, and where new functionality will only be defined by the new method. Functional Ordering Group references are currently being allocated to the existing Software and future Software releases will only be defined in the new way. This software pricing proposal is essentially a stepping stone to the future methodology and will be mapped into the new structure in due course.

For more details on the precise capability of each Module, please refer to the following documentation, using the relevant NTX Package code.

I.       DMS-100 ADVANCED SERVICES FEATURE GUIDE (BCS 33 PLUS BCS34 UPDATE)

This is a reference document which describes the voice features included in the various Software packages available on the DMS in the UK at Software release BCS33 as amended by the BCS34 update.

II.      DMS-100 MDC VOICE FEATURES - BCS 34

This details the full DMS 100 capability, but not all features are available in the UK market. It does however contain useful information on the UK features not yet incorporated in the DMS Advanced Services Feature Guide.

2)                CATV SOFTWARE STRUCTURE DIAGRAM

A comprehensive Software load is provided to the Cable TV Operators much of which may not be initially required. It is delivered from the offset to avoid the inconvenience of an upgrade when deployment of further Software is required and to allow a controlled trial or demonstration of this Software (reference GPA clause C21).

The Software can be divided into three categories as the diagram below illustrates:-

i)    Software included within the basic price per line "BASE SOFTWARE"
ii) Software included within the incremental price per line for package of Advanced Software "ADVANCED SOFTWARE"
iii) The remaining feature Software not offered on a per line basis "ADDITIONAL FEATURE SOFTWARE"

The Packages contained within each Module as illustrated in this diagram are listed in section 5. There may be dependencies between certain Modules and no attempt has been made to reflect these in the diagram. [CONFIDENTIAL PORTION OMITTED] Any such dependencies will be advised prior to deployment.

                                    [CONFIDENTIAL PORTION OMITTED]
[GRAPHIC OMITTED]

)                SUMMARY OF PRICES BY MODULE

The table below summaries the prices on a module by module basis. Please refer to the detailed narrative for each module in the following section for further information

------------------------------------------------------------------------------------------------------

   MODULE                      DESCRIPTION                                    PRICE
------------------------------------------------------------------------------------------------------
      A       Base Software (inc Core Centrex)

-------------------------------------------------------------

      B       Advanced Residential Services
              Any 2 per switch
              Remainder

-------------------------------------------------------------

     C1       MF Centrex/VPN

-------------------------------------------------------------

     C2       Advanced Centrex                                            [CONFIDENTIAL

-------------------------------------------------------------

      D       ACD

-------------------------------------------------------------

      E       Compucall                                                      PORTION

-------------------------------------------------------------

      F       Voice Mail Integration

-------------------------------------------------------------

     G1       Digital PBX Access - ISDN PRI                                  OMITTED]

-------------------------------------------------------------

     G2       Digital PBX Access - DPNSS

-------------------------------------------------------------

     H1       ANSI ISUP

-------------------------------------------------------------

     H2       Network Centrex VPN

-------------------------------------------------------------

     H3       Networked ACD

-------------------------------------------------------------

     H4       Networked Voice Mail

-------------------------------------------------------------

     H5       DPNSS Transparency over C7

-------------------------------------------------------------

      I       Enhanced System Features

-------------------------------------------------------------

      J       ISDN BRA

-------------------------------------------------------------

      K       CLASS
------------------------------------------------------------------------------------------------------


[CONFIDENTIAL PORTION OMITTED]

4)                MODULE DESCRIPTIONS

MODULE A          BASE SOFTWARE

I.       FOUNDATION (INCLUDING CORE CENTREX)

This module contains all the key system and operating Software plus the capability to offer many features for residential use as well as a basic featured Centrex service.

[CONFIDENTIAL PORTION OMITTED]

MODULE B          ADVANCED RESIDENTIAL SERVICES

This module provides additional features for residential services such as [CONFIDENTIAL PORTION OMITTED]

[CONFIDENTIAL PORTION OMITTED]

The price for any additional features beyond the 2 included within Advanced Software is as follows:-

One additional Software feature - [CONFIDENTIAL PORTION OMITTED] per switch

Two or more features (ie remainder of Module) [CONFIDENTIAL PORTION OMITTED] per switch

MODULE C          CENTREX VPN

The Software RTU charges for this module are aligned with the potential applications available to the CATV companies.

These applications are:

(i)      [CONFIDENTIAL PORTION OMITTED]

(ii)     [CONFIDENTIAL PORTION OMITTED]


C1                MF CENTREX/VPN

This enhances the basic licensed Centrex capabilities [CONFIDENTIAL PORTION OMITTED]

C2                ADVANCED CENTREX

This provides DMS-100 Centrex capabilities [CONFIDENTIAL PORTION OMITTED]

------------------------------------------------------------------------------------------------------

DMS Peripheral                     Unit                               Software RTU fee
------------------------------------------------------------------------------------------------------
SRU                          Per SRU deployed                 [CONFIDENTIAL PORTION OMITTED] x
                      [CONFIDENTIAL PORTION OMITTED]                     No of SRUs

------------------------------------------------------------------------------------------------------

RLCM                        Per RLCM deployed                 [CONFIDENTIAL PORTION OMITTED] x
                      [CONFIDENTIAL PORTION OMITTED]                    No of RLCMs

------------------------------------------------------------------------------------------------------

RSC                        Per RSC line drawer                [CONFIDENTIAL PORTION OMITTED] x
                      [CONFIDENTIAL PORTION OMITTED]               No of RSC line drawers
                                                           (Minimum charge [CONFIDENTIAL PORTION
                                                                     OMITTED] per RSC)

------------------------------------------------------------------------------------------------------

LCM                              Per LCM                      [CONFIDENTIAL PORTION OMITTED] x
                      [CONFIDENTIAL PORTION OMITTED]                     No of LCMs

------------------------------------------------------------------------------------------------------

LCME                             Per LCME                     [CONFIDENTIAL PORTION OMITTED] x
                      [CONFIDENTIAL PORTION OMITTED]                    No of LCMEs
------------------------------------------------------------------------------------------------------


[CONFIDENTIAL PORTION OMITTED]

MODULE D          ACD

This Module offers [CONFIDENTIAL PORTION OMITTED]


MODULE E          COMPUCALL

This module supports [CONFIDENTIAL PORTION OMITTED]


The RTU fee for each CompuCall link is [CONFIDENTIAL PORTION OMITTED]

MODULE F          VOICE MAIL INTEGRATION

This provides the ability to interface the DMS-100 to Voice Mail systems [CONFIDENTIAL PORTION OMITTED]


MODULE G           DIGITAL PABX ACCESS

This application module provides [CONFIDENTIAL PORTION OMITTED] signalling. [CONFIDENTIAL PORTION OMITTED]

G1       ISDN PRI

[CONFIDENTIAL PORTION OMITTED]

G2       DPNSS

[CONFIDENTIAL PORTION OMITTED]


MODULE H          ADVANCED NETWORKING

H1                ANSI ISUP

This application module provides the ability to connect DMS-100 switches using ANSI ISUP+ signalling [CONFIDENTIAL PORTION OMITTED]

H2                NETWORK CENTREX/VPN

[CONFIDENTIAL PORTION OMITTED]

H3                NETWORK ACD

This Module enhances Module D by [CONFIDENTIAL PORTION OMITTED]


H4                NETWORK VOICE MAIL

This Module allows [CONFIDENTIAL PORTION OMITTED]


H5                NETWORKED DPNSS TRANSPARENCY

This Module provides [CONFIDENTIAL PORTION OMITTED]


MODULE I          ENHANCED SYSTEM FEATURE

This application module contains a number of advanced system features to enhance the operation of the DMS-100.

[CONFIDENTIAL PORTION OMITTED]

MODULE J          ISDN BRI

This module includes the capability to provide ISDN BRI from the DMS-100 as defined in NT Systems Engineering bulletin SEB-94-05-004 Issue 1.

[CONFIDENTIAL PORTION OMITTED]

MODULE K          CLASS

This module provides Custom Local Area Signalling Services (CLASS) through delivery of the Calling Line Identification (CLI).

[CONFIDENTIAL PORTION OMITTED]

5)                CATV SOFTWARE PRICING

-        BCS34
-        BCS34+
-        UK002 (PART)

SOFTWARE PACKAGES

-----------------------------------------------------------------------------------------------------------

A        BASE SOFTWARE (INC CORE CENTREX)
-----------------------------------------------------------------------------------------------------------
                                NTX FEATURE
     MODULE REF       OPTION                                                     BCS      BCS      UK002
---------------------
  NEW        OLD                  PACKAGE                                         34      34+
----------------------------------------------                                 ----------------------------
AA.01    Hardware       AB     NTXD18AB                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.02    Hardware       AB     NTX940AA                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.03    Hardware       AB     NTX941AA                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.04    Hardware       AB     NTX942AB                [CONFIDENTIAL              V        V         V
----------------------------------------------                                 ----------------------------
AA.05    Hardware       AB     NTX950AA                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.06    Hardware       AB     NTX951AA                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.07    Hardware       AB     NTXE54AA                   PORTION                 V        V         V
----------------------------------------------                                 ----------------------------
AA.09    Hardware       AB     NTXF16AA                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.10    Hardware       AB     NTXR46AA                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.11    Hardware        A     NTXP10AA                   OMITTED]                V        V         V
----------------------------------------------                                 ----------------------------
AA.12    Hardware       BC     NTXE01AA                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.13    Hardware       BC     NTXP13AA                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.14    Hardware       BC     NTXD44AB                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.15    Hardware       BC     NTXF20AA                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.16    Hardware       BC     NTXN18AA                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.17    Hardware       BC     NTXF71AB                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.18    Hardware       BC     NTXN19AA                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.19    Hardware       BC     NTX839AB                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.20    Hardware       BC     NTXR72AA                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.21    Hardware        C     NTXD25AA                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.22    Hardware        C     NTX940AA                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.23    Hardware        C     NTX941AA                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.24    Hardware        C     NTX942AB                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.25    Hardware        C     NTX950AA                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.26    Hardware        C     NTX951AA                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.27    Hardware        C     NTXE54AA                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.28    Hardware        C     NTXF97AA                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.29    Hardware        C     NTXR46AA                                           V        V         V
-----------------------------------------------------------------------------------------------------------

                                       23

-----------------------------------------------------------------------------------------------------------
                                NTX FEATURE
     MODULE REF       OPTION                                                     BCS      BCS      UK002
---------------------
  NEW        OLD                  PACKAGE                                         34      34+
----------------------------------------------                                 ----------------------------
AA.30    C7 Sub.1              NTX040AA                [CONFIDENTIAL              V        V         V
----------------------------------------------                                 ----------------------------
AA.31    C7 Sub.2              NTX041AB                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.32    C7 Sub.3              NTX167AB                   PORTION                 V        V         V
----------------------------------------------                                 ----------------------------
AA.33    C7 Sub.4              NTX550AA                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.34    C7 Sub.5              NTX936AB                   OMITTED]                V        V         V
----------------------------------------------                                 ----------------------------
AA.35    C7 Sub.6              NTXA79AA                                           V        V         V
----------------------------------------------                                 ----------------------------
AA.36    C7 Sub.7              NTXK49AA                                           V        V         V
-----------------------------------------------------------------------------------------------------------



                                       24


                                                                              C:\DATA\EDGAR\Gpaamt7.d
-----------------------------------------------------------------------------------------------------------

     MODULE REF      NTX PACKAGE                                                BCS 34  BCS 34+    UK002
-------------------------------------                                          ----------------------------
  NEW        OLD
-------------------------------------                                          ----------------------------
  A.01      1.01     NTX003AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.02      1.02     NTX000AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.03      1.03     NTX001AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.04      1.04     NTX006AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.05      1.05     NTX007AB                      [CONFIDENTIAL                  V        V         V
-------------------------------------                                          ----------------------------
  A.06      1.06     NTX053AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.07      1.07     NTX056AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.08      1.08     NTX901AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.09      1.09     NTX902AA                         PORTION                     V        V         V
-------------------------------------                                          ----------------------------
  A.10      1.10     NTX048AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.11      1.11     NTX048BA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.12      1.12     NTX051AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.13      1.13     NTX054AA                        OMITTED]                     V        V         V
-------------------------------------                                          ----------------------------
  A.14      1.14     NTX055AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.15      1.15     NTX055AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.16      1.16     NTX055AC                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.17      1.17     NTX059AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.18      1.18     NTX064AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.19      1.19     NTX065AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.20      1.20     NTX074AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.21      1.21     NTX082AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.22      1.22     NTX085AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.23      1.23     NTX087AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.24      1.24     NTX088AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.25      1.25     NTX120AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.26      1.26     NTX122AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.27      1.27     NTX142AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.28      1.28     NTX269AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.29      1.29     NTX270AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.30      1.30     NTX273AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.31      1.31     NTX274AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.32      1.32     NTX292AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.33      1.33     NTX385AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.34      1.34     NTX445AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.35      1.35     NTX560AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.36      1.36     NTX733AE                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.37      1.37     NTX738AC                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.38      1.38     NTX750AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.39      1.39     NTX913AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.40      1.40     NTXA11AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.41      1.41     NTXA15AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.42      1.42     NTXB57AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.43      1.43     NTXB74AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.44      1.44     NTXU17AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.45      1.45     NTXE29AA                                                     V        V         V
------------------------------------                                          ----------------------------
  A.46      1.46     NTXE65AA                                                     V        V         V
--------------------------------------                                          ----------------------------
  A.47      1.47     NTXE98AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.48      1.48     NTXH62AA                                                     V        V         V
-----------------------------------------------------------------------------------------------------------


                                       25

-----------------------------------------------------------------------------------------------------------

     MODULE REF      NTX PACKAGE                                                BCS 34  BCS 34+    UK002
-------------------------------------                                          ----------------------------
  NEW        OLD
-------------------------------------                                          ----------------------------
  A.49      1.49     NTXJ44AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.50      1.50     NTX418AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.51      1.52     NTX717AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.52      1.53     NTX730AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.53      1.54     NTX057AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.54      1.55     NTX121AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.55      1.57     NTX272AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.56      1.58     NTX293AA                      [CONFIDENTIAL                  V        V         V
-------------------------------------                                          ----------------------------
  A.57      1.60     NTXF87AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.58      1.61     NTXJ35AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.59      1.62     NTXK01AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.60      1.63     NTXK65AA                         PORTION                     V        V         V
-------------------------------------                                          ----------------------------
  A.61      1.64     NTXK68AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.62      1.66     NTXU15AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.63      1.67     NTXA67AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.64      2.00     NTX081AA                        OMITTED]                     V        V         V
-------------------------------------                                          ----------------------------
  A.65      2.01     NTXD07AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.66      2.02     NTX042AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.67      2.03     NTX159AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.68      2.04     NTX737AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.69      2.05     NTXE28AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.70      2.06     NTX165AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.71      2.07     NTXH53AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.72      3.02     NTXA64AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.73      6.00     NTX937AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.74      8.01     NTXK03AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.75      9.01     NTXW00AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.76      9.02     NTXW22AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.77      10.01    NTXK00AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.78      1.69     NTX100AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.79      1.70     NTX244AB                                                     V        V         V
-------------------------------------                                          ----------------------------

  A.80      1.77     NTX611AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.81      1.80     NTX964AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.82      1.81     NTX968AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.83      1.82     NTX105AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.84      1.85     NTX433AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.85      1.87     NTX008AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.86      1.89     NTX431AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.87      1.91     NTX413AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.88      1.92     NTX824AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.89      1.93     NTXJ58AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.90      1.94     NTX103BA                                                     V        V         V
-------------------------------------                                          ----------------------------

  A.91      1.96     NTXJ84AA                                                     V        V         V
-----------------------------------------------------------------------------------------------------------

                                       26

-----------------------------------------------------------------------------------------------------------

     MODULE REF      NTX PACKAGE                                                BCS 34  BCS 34+    UK002
-------------------------------------                                          ----------------------------
  NEW        OLD
-------------------------------------                                          ----------------------------
  A.92      1.97     NTX101AA (PART)               [CONFIDENTIAL                  V        V         V
-------------------------------------                                          ----------------------------
  A.93      1.98     NTX103AA (PART)                                              V        V         V
-------------------------------------                                          ----------------------------
  A.94      1.99     NTX435AA (PART)                  PORTION                     V        V         V
-------------------------------------                                          ----------------------------
  A.95      6.03     NTXK54AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  A.96               NTX87AA                                                               V         V
-------------------------------------                                          ----------------------------
  A.97               NTXH51AA                        OMITTED]                              V         V
-------------------------------------                                          ----------------------------
  A.98               NTXK79AA                                                              V         V
-------------------------------------                                          ----------------------------
  A.99               NTXR34AA                                                              V         V
-------------------------------------                                          ----------------------------
 A.100      1.95     NTXP57AA                                                     V        V         V
-----------------------------------------------------------------------------------------------------------

B.       ADVANCED RESIDENTIAL SERVICES
-----------------------------------------------------------------------------------------------------------
                     NTX FEATURE
     MODULE REF      PACKAGE                                                     BCS      BCS      UK002
                                                                                  34      34+
-------------------------------------                                          ----------------------------
  NEW        OLD
-------------------------------------                                          ----------------------------
  B.02      3.01     NTX820AA                      [CONFIDENTIAL                  V        V         V
-------------------------------------                                          ----------------------------
  B.03      3.03     NTXF82AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  B.04      3.04     NTXJ38AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  B.05      3.05     NTX127AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  B.06      3.06     NTXJ70AA                         PORTION                     V        V         V
-------------------------------------                                          ----------------------------
  B.07      3.07     NTX219AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  B.08      3.08     NTXJ47AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  B.09      3.09     NTX898AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  B.10      3.10     NTX436AA                        OMITTED]                     V        V         V
-------------------------------------                                          ----------------------------
  B.11      15.01    NTXN75AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  B.12               NTXA18AA                                                              V         V
-------------------------------------                                          ----------------------------
  B.13               NTXA88AA                                                              V         V
-----------------------------------------------------------------------------------------------------------


                                       27

-----------------------------------------------------------------------------------------------------------

C.       CENTREX/VPN
-----------------------------------------------------------------------------------------------------------

C1       MF CENTREX/VPN
-----------------------------------------------------------------------------------------------------------
                     NTX     FEATURE
     MODULE REF      PACKAGE                                                     BCS      BCS      UK002
                                                                                  34      34+
-------------------------------------                                          ----------------------------
  NEW        OLD
-------------------------------------                                          ----------------------------
  C.04   16.00       NTX427AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.05   16.01       NTX111AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.06   16.02       NTXA31AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.07   16.03       NTX260AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.08   16.04       NTX412CB                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.09   16.05       NTX414AA                      [CONFIDENTIAL                  V        V         V
-------------------------------------                                          ----------------------------
  C.10   16.06       NTXJ83AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.11   16.07       NTX719AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.12   16.12       NTXA27AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.13   16.13       NTXA33AA                         PORTION                     V        V         V
-------------------------------------                                          ----------------------------
  C.14   16.15       NTXA72AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.15   16.16       NTXA84AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.16   16.17       NTXE39AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.17   16.20       NTXJ82AA                        OMITTED]                     V        V         V
-------------------------------------                                          ----------------------------
  C.18   16.21       NTXA77AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.19   16.22       NTXE44AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.20   16.23       NTX410AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.21   16.24       NTX262AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.22   16.25       NTX434AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.23   16.26       NTX101AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.24   16.27       NTX102AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.25   16.28       NTX103AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.26   16.29       NTX728AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.27   16.30       NTXA32AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.28   16.31       NTX435AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.40   30.01       NTX112AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.44               NTX853AA                                                              V         V
-------------------------------------                                          ----------------------------
  C.45               NTX877AB                                                              V         V
-------------------------------------                                          ----------------------------
  C.49               NTX110AA                                                              V         V
-----------------------------------------------------------------------------------------------------------

C2       ADVANCED CENTREX
-----------------------------------------------------------------------------------------------------------

C2.1     SRU ADVANCED CENTREX
-----------------------------------------------------------------------------------------------------------
                     NTX     FEATURE
     MODULE REF      PACKAGE                                                     BCS      BCS      UK002
                                                   [CONFIDENTIAL                  34      34+
-------------------------------------                                          ----------------------------
  NEW        OLD                                      PORTION
-------------------------------------                                          ----------------------------
  C.01   11.01       NTXH96AA                        OMITTED]                     V        V         V
-----------------------------------------------------------------------------------------------------------

C2.2     RSC-S ADVANCED CENTREX
-----------------------------------------------------------------------------------------------------------

                                       28

-----------------------------------------------------------------------------------------------------------
                     NTX     FEATURE
     MODULE REF      PACKAGE                       [CONFIDENTIAL                 BCS      BCS      UK002
                                                                                  34      34+

-------------------------------------                                          ----------------------------
  NEW        OLD                                      PORTION
-------------------------------------                                          ----------------------------
  C.02   12.01       NTX145AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.03   12.03       NTX152AB                        OMITTED]                     V        V         V
-----------------------------------------------------------------------------------------------------------





                                       29

-----------------------------------------------------------------------------------------------------------

C2.3     RLCM ADVANCED CENTREX
-----------------------------------------------------------------------------------------------------------
                     NTX     FEATURE
     MODULE REF      PACKAGE                                                     BCS      BCS      UK002
                                                                                  34      34+
-------------------------------------                                          ----------------------------
  NEW        OLD                                   [CONFIDENTIAL

-------------------------------------                                          ----------------------------
  C.35   25.01       NTX146AA                         PORTION                     V        V         V
-------------------------------------                                          ----------------------------
  C.36   25.02       NTX147AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.37   25.03       NTX154AA                        OMITTED]                     V        V         V
-------------------------------------                                          ----------------------------
  C.38   25.04       NTX156AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.39   25.05       NTX963AA                                                     V        V         V
-----------------------------------------------------------------------------------------------------------

C2.4     P PHONE ADVANCED CENTREX
-----------------------------------------------------------------------------------------------------------
                     NTX     FEATURE
     MODULE REF      PACKAGE                                                     BCS      BCS      UK002
                                                                                  34      34+
-------------------------------------                                          ----------------------------
  NEW        OLD
-------------------------------------                                          ----------------------------
  C.29   19.01       NTX108AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.30   19.02       NTX946AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.31   19.04       NTXE47AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.32   19.04       NTX106AA                      [CONFIDENTIAL                  V        V         V
-------------------------------------                                          ----------------------------
  C.33   19.05       NTX878AE                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.34   19.06       NTXE62AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  C.41               NTXJ97AA                         PORTION                              V         V
-------------------------------------                                          ----------------------------
  C.42               NTXJ98AA                                                              V         V
-------------------------------------                                          ----------------------------
  C.43               NTXN65AA                                                              V         V
-------------------------------------                                          ----------------------------
  C.46               NTXE40AB                        OMITTED]                              V         V
-------------------------------------                                          ----------------------------
  C.47               NTXF88AB                                                              V         V
-------------------------------------                                          ----------------------------
  C.48               NTX822AA                                                              V         V
-------------------------------------                                          ----------------------------
  C.50               NTXR44AA                                                              V         V
-----------------------------------------------------------------------------------------------------------

D.       AUTOMATIC CALL DISTRIBUTION (ACD)
-----------------------------------------------------------------------------------------------------------
                    NTX     FEATURE
     MODULE REF      PACKAGE                                                     BCS      BCS      UK002
                                                                                  34      34+
--------------------------------------                                          ----------------------------
  NEW        OLD
-------------------------------------                                          ----------------------------
  D.01   18.01       NTXD14AG                      [CONFIDENTIAL                  V        V         V
-------------------------------------                                          ----------------------------
  D.02               NTX407AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  D.03               NTX415AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  D.04               NTX416AJ                                                     V        V         V
-------------------------------------                                          ----------------------------
  D.05               NTX727AD                         PORTION                     V        V         V
-------------------------------------                                          ----------------------------
  D.06               NTX991AF                                                     V        V         V
-------------------------------------                                          ----------------------------
  D.07               NTXA52AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  D.08   18.02       NTXE09AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  D.09   18.03       NTX417AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  D.10   22.01       NTXE22AA                         OMITTED]                    V        V         V
-------------------------------------                                          ----------------------------
  D.11               NTXP53AA                                                              V         V
-------------------------------------                                          ----------------------------
  D.12               NTX420AA                                                              V         V
-----------------------------------------------------------------------------------------------------------

                                       30

-----------------------------------------------------------------------------------------------------------

E.       COMPUCALL
-----------------------------------------------------------------------------------------------------------
                     NTX     FEATURE
     MODULE REF      PACKAGE                       [CONFIDENTIAL                 BCS      BCS      UK002
                                                                                  34      34+
------------------------------------                                          ----------------------------
  NEW        OLD                                      PORTION
-------------------------------------                                          ----------------------------
  E.01               NTXJ59AC                                                              V         V
------------------------------------                                          ----------------------------
  E.02               NTXJ60AB                        OMITTED]                              V         V
-------------------------------------                                          ----------------------------
  E.03               NTXJ62AA                                                              V         V
-----------------------------------------------------------------------------------------------------------

F.       VOICE MAIL INTEGRATION
-----------------------------------------------------------------------------------------------------------
                     NTX     FEATURE               [CONFIDENTIAL
     MODULE REF      PACKAGE                                                     BCS      BCS      UK002
                                                                                  34      34+
-------------------------------------                                          ----------------------------
  NEW        OLD                                      PORTION
-------------------------------------                                          ----------------------------
  F.01   14.00       NTX119AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  F.02   14.01       NTX732AA                        OMITTED]                     V        V         V
-----------------------------------------------------------------------------------------------------------

G1.      DIGITAL PBX ACCESS - ISDN PRI
-----------------------------------------------------------------------------------------------------------
                     NTX     FEATURE
     MODULE REF      PACKAGE                       [CONFIDENTIAL                 BCS      BCS      UK002
                                                                                  34      34+
-------------------------------------                                          ----------------------------
  NEW        OLD                                      PORTION
-------------------------------------                                          ----------------------------
  G.04               NTXV06AA                                                              V         V
-------------------------------------                                          ----------------------------
  G.05               NTXV07AA                                                              V         V
-------------------------------------                                          ----------------------------
  G.06               NTX791AA                        OMITTED]                              V         V
-------------------------------------                                          ----------------------------
  G.07               NTX790AC                                                              V         V
-------------------------------------                                          ----------------------------
  G.08               NTXV00AA                                                              V         V
-----------------------------------------------------------------------------------------------------------

G2       DIGITAL PBX ACCESS - DPNSS
-----------------------------------------------------------------------------------------------------------
                     NTX     FEATURE
     MODULE REF      PACKAGE                                                     BCS      BCS      UK002
                                                   [CONFIDENTIAL                  34      34+
-------------------------------------                                          ----------------------------
  NEW        OLD
-------------------------------------                                          ----------------------------
  G.01   7.01        NTX958AA                         PORTION                     V        V         V
-------------------------------------                                          ----------------------------
  G.02   7.04        NTXK18AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  G.03   7.05        NTXK44AA                        OMITTED]                     V        V         V
-----------------------------------------------------------------------------------------------------------

H.       ADVANCED NETWORKING
-----------------------------------------------------------------------------------------------------------

H1       ANSI ISUP
-----------------------------------------------------------------------------------------------------------
                     NTX     FEATURE
     MODULE REF      PACKAGE                                                     BCS      BCS      UK002
                                                                                  34      34+
-------------------------------------                                          ----------------------------
  NEW        OLD
-------------------------------------                                          ----------------------------
  H.01   4.00        NTX911AA                      [CONFIDENTIAL                  V        V         V
-------------------------------------                                          ----------------------------
  H.02   4.01        NTXK34AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  H.03   5.01        NTXE66AA                         PORTION                     V        V         V
-------------------------------------                                          ----------------------------
  H.04   5.02        NTXJ68AA                                                     V        V         V
--------------------------------------                                          ----------------------------
  H.05   5.03        NTXA79AA                        OMITTED]                     V        V         V
-------------------------------------                                          ----------------------------
  H.06   5.04        NTXA36AA                                                     V        V         V
-----------------------------------------------------------------------------------------------------------


                                       31

-----------------------------------------------------------------------------------------------------------

H2       NETWORK CENTREX VPN
-----------------------------------------------------------------------------------------------------------
                     NTX     FEATURE
     MODULE REF      PACKAGE                                                     BCS      BCS      UK002
                                                                                  34      34+
-------------------------------------                                          ----------------------------
  NEW        OLD
-------------------------------------                                          ----------------------------
  H.08   21.03       NTXA35AA                      [CONFIDENTIAL                  V        V         V

-------------------------------------                                          ----------------------------
  H.09   21.05       NTXA80AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  H.11   27.02       NTXA39AA                         PORTION                     V        V         V
-------------------------------------                                          ----------------------------
  H.12   27.03       NTX432AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  H.13   27.04       NTX430AA                                                     V        V         V
-------------------------------------                                          ----------------------------
  H.14   28.02       NTXB55AD                        OMITTED]                     V        V         V
-------------------------------------                                          ----------------------------
  H.15   28.01       NTXK45AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  H.18               NTXN01AB                                                              V         V
-------------------------------------                                          ----------------------------
  H.19               NTXR43AA                                                              V         V
-------------------------------------                                          ----------------------------
  H.20               NTXR45AA                                                              V         V
-----------------------------------------------------------------------------------------------------------

H3       NETWORK ACD
-----------------------------------------------------------------------------------------------------------
                     NTX     FEATURE               [CONFIDENTIAL
     MODULE REF      PACKAGE                                                     BCS      BCS      UK002
                                                      PORTION                     34      34+
-------------------------------------                                          ----------------------------
  NEW        OLD
-------------------------------------                                          ----------------------------
  H.10   23.01       NTXN46AA                        OMITTED]                     V        V         V
-----------------------------------------------------------------------------------------------------------

H4       NETWORKED VOICEMAIL
-----------------------------------------------------------------------------------------------------------
                     NTX     FEATURE               [CONFIDENTIAL
     MODULE REF      PACKAGE                                                     BCS      BCS      UK002
                                                      PORTION                     34      34+
-------------------------------------                                          ----------------------------
  NEW        OLD
-------------------------------------                                          ----------------------------
  H.16               NTXA68AA                        OMITTED]                              V         V
-------------------------------------                                          ----------------------------
  H.17               NTXQ64AA                                                              V         V
-----------------------------------------------------------------------------------------------------------

H5       NETWORKED DPNSS TRANSPARENCY
-----------------------------------------------------------------------------------------------------------
                     NTX     FEATURE               [CONFIDENTIAL
     MODULE REF      PACKAGE                                                     BCS      BCS      UK002
                                                      PORTION                     34      34+
-------------------------------------                                          ----------------------------
  NEW        OLD
-------------------------------------                                          ----------------------------
  H.07   17.02       NTXK43AA                        OMITTED]                     V        V         V
-----------------------------------------------------------------------------------------------------------


                                       32

-----------------------------------------------------------------------------------------------------------

I.       ENHANCED SYSTEM FEATURES
-----------------------------------------------------------------------------------------------------------
                     NTX     FEATURE
     MODULE REF      PACKAGE                                                     BCS      BCS      UK002
                                                                                  34      34+
-------------------------------------                                          ----------------------------
  NEW        OLD
-------------------------------------                                          ----------------------------
  I.01   24.01       NTX060AB                                                     V        V         V
-------------------------------------                                          ----------------------------
  I.02   24.02       NTX060BB                                                     V        V         V
-------------------------------------                                          ----------------------------
  I.03               NTX437AA                      [CONFIDENTIAL                           V         V

-------------------------------------                                          ----------------------------
  I.04               NTX196AA                                                              V         V
-------------------------------------                                          ----------------------------
  I.05               NTXN16AA                                                              V         V
-------------------------------------                                          ----------------------------
  I.06               NTX302AA                                                              V         V
-------------------------------------                                          ----------------------------
  I.07               NTX812AA                         PORTION                              V         V
-------------------------------------                                          ----------------------------
  I.08               NTX048CA                                                              V         V
-------------------------------------                                          ----------------------------
  I.09               NTXN85AA                                                              V         V
-------------------------------------                                          ----------------------------
  I.10               NTXE65AA                                                              V         V
-------------------------------------                                          ----------------------------
  I.11               NTX149AB                                                              V         V
-------------------------------------                                          ----------------------------
  I.12               NTXH52AA                        OMITTED]                              V         V
-------------------------------------                                          ----------------------------
  I.13               NTXK77AA                                                              V         V
-------------------------------------                                          ----------------------------
  I.14               NTXP92AA                                                              V         V
-------------------------------------                                          ----------------------------
  I.15               NTX150AA                                                              V         V
-------------------------------------                                          ----------------------------
  I.16               NTX147AB                                                              V         V
-------------------------------------                                          ----------------------------
  I.17               NTXR42AA                                                              V         V
-----------------------------------------------------------------------------------------------------------

J.       ISDN BRI
-----------------------------------------------------------------------------------------------------------
                     FUNCTIONAL
     MODULE REF      ORDERING GROUPS               [CONFIDENTIAL                 BCS      BCS      UK002
                                                                                  34      34+
-------------------------------------                                          ----------------------------
  NEW        OLD                                      PORTION
-------------------------------------                                          ----------------------------
  J.01               NI000007                                                                        V
-------------------------------------                                          ----------------------------
  J.02               ISD00005                        OMITTED]                                        V
-----------------------------------------------------------------------------------------------------------

K.       CLASS
-----------------------------------------------------------------------------------------------------------
                     FUNCTIONAL
     MODULE REF      ORDERING GROUPS               [CONFIDENTIAL                 BCS      BCS      UK002
                                                                                  34      34+
-------------------------------------                                          ----------------------------
  NEW        OLD
-------------------------------------                                          ----------------------------
  K.01               RES00003                                                                        V
-------------------------------------                                          ----------------------------
  K.02               RES00021                         PORTION                                        V
-------------------------------------                                          ----------------------------
  K.03               RES00022                                                                        V
-------------------------------------                                          ----------------------------
  K.04               RES00023                                                                        V
-------------------------------------                                          ----------------------------
  K.05               RES00027                                                                        V
-------------------------------------                                          ----------------------------
  K.06               RES00029                        OMITTED]                                        V
-------------------------------------                                          ----------------------------
  K.07               MDC00004                                                                        V
-------------------------------------                                          ----------------------------
  K.08               MDC00033                                                                        V
-----------------------------------------------------------------------------------------------------------


      "[CONFIDENTIAL PORTION OMITTED]" INDICATES THAT INFORMATION HAS BEEN
                OMITTED AND FILED SEPARATELY WITH THE COMMISSION
                PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

                                 AMENDMENT NO. 8
                       TO THE GENERAL PURCHASING AGREEMENT
                                   NTE-GPA0001

This Amendment No. 8, dated this 5th day of February 1996 shall be deemed effective as of the 25th day of September 1995, by and between the companies listed under Exhibit A in the General Purchasing Agreement (GPA), dated 1 March 1993 ("Customer"), and Nortel Limited, ("Supplier").

                                    RECITALS

WHEREAS, Customer and Supplier entered into a General Purchasing Agreement dated the first day of March 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 1, dated 1 July 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 2, dated 29 October 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 3, dated 12 November 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 4, dated 10 December 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 5, dated 24 May 1994; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 6, dated 29 June 1995; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 7, dated 30 June 1995; and

WHEREAS, Customer and Supplier agree to further amend the GPA pursuant to the terms and conditions set forth herein.

                                    AGREEMENT

In consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:

TITLE PAGE is hereby amended to include Diamond Cable Communications Plc now stated as follows:


                                 TELEWEST GROUP


                               BELL CABLEMEDIA PLC

                 TELECENTIAL COMMUNICATIONS LIMITED PARTNERSHIP

                           IVS CABLE HOLDINGS LIMITED

                            COMCAST TEESSIDE LIMITED

                             CAMBRIDGE CABLE LIMITED

                        DIAMOND CABLE COMMUNICATIONS PLC

                          GENERAL PURCHASING AGREEMENT

                                   NTE-GPA0001

                                   PROPRIETARY

           THE INFORMATION CONTAINED HEREIN SHOULD NOT BE DISCLOSED TO UNAUTHORISED PERSONS, IT IS INTENDED FOR USE BY AUTHORISED
                REPRESENTATIVES OF THE PARTIES TO THIS DOCUMENT



CLAUSE 1.1.6, The definition of "Consortium" is hereby revised to include Diamond Cable Communications Limited, now stated as follows:

1.1.6. "Consortium" for the purposes of this Agreement means all Customers listed under Exhibit A subject to Clause 2.40 entitled 'Several Liability' and all actions to be taken by Consortium hereunder shall be taken respectively by:
1)TeleWest Communications Group Limited ("TeleWest") as the representative for those Customers listed as TeleWest wholly owned franchises under Section 1, Exhibit A and for those Customers listed as Limited Companies under Section 2, Exhibit A; and 2) Bell Cablemedia plc ("BCM") as the representative for those Customers listed as BCM wholly owned franchises under Section 3, Exhibit A; and
3) Telecential Communications Limited Partnership entering into agreement for itself and on behalf of Telecential Communications (Herts) Limited Partnership and Telecential Communications (Northants) Limited Partnership ("Telecential") as the representative for those Customers listed as Telecential wholly owned franchises under Section 4, Exhibit A and 4) Section 5) Exhibit A not used ; and
5) IVS Cable Holdings Limited ("IVS") as the representative for those Customers listed as IVS wholly owned franchises under Section 6 Exhibit A. and 6) Comcast Teesside Limited ("Comcast") as the representative for those Customers listed as Comcast wholly owned franchises under Section 7 Exhibit A and 7) Cambridge Cable Limited ("Cambridge") as the representative for those Customers listed as Cambridge wholly owned franchises under Section 8 Exhibit A and 8) DIAMOND CABLE COMUNICATIONS PLC ("DIAMOND") AS THE REPRESENTATIVE FOR THOSE CUSTOMERS LISTED AS DIAMOND WHOLLY OWNED FRANCHISES UNDER SECTION 9 EXHIBIT A.

CLAUSE 2.48, is hereby amended to add Diamond as a party to be notified with all correspondence required under this Agreement, now stated as follows:

2.48       NOTICES

Where written notices, demands, or other communications are required under this Agreement to be made in writing, they shall be deemed duly given when made in writing and delivered in hand, or upon receipt when properly addressed by Recorded or Registered Post or other delivery service to the following addresses:

         CUSTOMERS :


TeleWest Communications Group Ltd.           Bell Cablemedia plc
Attn : Contract Manager                      Attn : Group Director Engineering
Materials Management Department              Floor 3 Colne House
Unit 1, Genesis Business Park                Watford
Woking, Surrey, GU21 5RW                     Hertfordshire WD1 7EL


Telecential Communications Ltd Partnership        IVS Cable Holdings Limited
Attn : Contract Manager                           Attn : Contract Manager
Link 2 Beacontree Plaza, Gillette Way,            284 Weyhill Road
Basingstoke Road,                                 Andover
Reading RG2 0BS                                   Hampshire SP10 3LF

Cambridge Cable Limited.                          Comcast Teeside Limited
Attn: Director of Telecoms Networks               Attn: Company Secretary
Cambridge Science Park                            Wellington Court
Milton Road                                       De Havilland Avenue
Cambridge                                         Preston Farm
CB4 4WA                                           Stockton-on-Tees
                                                  Cleveland  TS18 3TA

DIAMOND CABLE COMMUNICATIONS LIMITED
ATTN: DIRECTOR OF TECHNICAL  SERVICES
DIAMOND PLAZZA
DALESIDE ROAD
NOTTINGHAM
NG2 3GG

SUPPLIER :

Commercial Manager; CATV Account Group
Nortel  Limited
Northern Telecom House
St. Cloud Way
Maidenhead, Berks
SL6 8XB

Addresses may be changed by written notices to the parties.

EXHIBIT A, is hereby amended to incorporate Diamond as Customers, now stated as follows:

EXHIBIT A         CUSTOMERS

This Exhibit A is attached to and made part of that certain General Purchase dated 1 March 1993 ("Agreement"), by and between Customer as defined in the Agreement ("Customer") and Nortel Limited ("Supplier").

      FRANCHISE                 FRANCHISE HOLDER                                          REG. NO.
-------------------------------------------------------------------------------------------------------
1.    TELEWEST WHOLLY OWNED FRANCHISES
-------------------------------------------------------------------------------------------------------
      Avon                      Avon Cable Joint Venture

      -------------------------------------------------------------------------------------------------
      Croydon, Kingston and     London South Cable Partnership
      Richmond and Merton and
      Sutton

      -------------------------------------------------------------------------------------------------
      North Thames Estuary      United Artists Communications (Thames Estuary)
      South Thames Estuary      Partnership

      -------------------------------------------------------------------------------------------------
      Edinburgh and             United Artists Communications (Scotland) Venture
      Livingston, Uddingston,
      Glenrothes, Dundee and
      Perth.

      -------------------------------------------------------------------------------------------------
      Tyneside                  United Artists Communications (North East) Partnership
-------------------------------------------------------------------------------------------------------

2.    LIMITED COMPANIES

      Birmingham                Birmingham Cable Limited                                     2170379

      -------------------------------------------------------------------------------------------------
      The registered office          CABLE PHONE HOUSE,
      for the above listed           SMALL HEATH BUSINESS PARK,
      company is:                    TALBOT WAY, SMALL HEATH,
                                     BIRMINGHAM.  B10 OHJ
      -------------------------------------------------------------------------------------------------
      Camden, Enfield,          Cable London plc                                             1794264
      Hackney and Islington,
      Haringey
      -------------------------------------------------------------------------------------------------
      The registered office          100 CHALK FARM ROAD
      for the above listed           LONDON  NW1 8EH
      company is:

      -------------------------------------------------------------------------------------------------
      Hillingdon and Hounslow,  Windsor Television Limited                                   1745542
      Windsor
      -------------------------------------------------------------------------------------------------
      The registered office          CABLE HOUSE
      for the above listed           WATERSIDE DRIVE
      company is:                    LANGLEY, BERKSHIRE.  SL3 6EZ
      --------------------------------------------------------------------------------------------------


      Cotswolds                 TeleWest Communications Group Limited                        2514287

                                United Artists Communications (Cotswolds) Limited            1743081
-------------------------------------------------------------------------------------------------------


                                       4

3.    BCM WHOLLY OWNED FRANCHISES

      Tower Hamlet/Newham,      Bell Cablemedia Southern Region
      Greater London East,
      Havering,
      Waltham Forest,
      Dartford, Epping Forest,
      Ashford, Watford,
      Aylesbury, Worcester
      -------------------------------------------------------------------------------------------------

      Peterborough, Norwich,    Bell Cablemedia Eastern Region
      Whittlesey,
      Gt Yarmouth

      -------------------------------------------------------------------------------------------------
      Leeds, Wearside, York &   Bell Cablemedia Northern Region
      Harrogate

      -------------------------------------------------------------------------------------------------
      The registered office          IB PORLAND PLACE                                        2735732
      for the above listed           LONDON W1N 3AA
      company is:

-------------------------------------------------------------------------------------------------------
  4   TELECENTIAL WHOLLY OWNED FRANCHISES

      Thames Valley             Telecential Communications Limited Partnership               2387692
      West Herts
      Northants
      Swindon
      Warwickshire
      Northamptonshire

      -------------------------------------------------------------------------------------------------
      The registered office          DRAGOON HOUSE
      for the above listed           37 ARTILLERY LANE
      company is:                    LONDON E1 7LT

-------------------------------------------------------------------------------------------------------
  5   NOT USED

-------------------------------------------------------------------------------------------------------
  6   IVS WHOLLY OWNED FRANCHISES

-------------------------------------------------------------------------------------------------------
      Andover                   Andover Cablevision Limited

      -------------------------------------------------------------------------------------------------
      Salisbury                 Wessex Cable Limited

      -------------------------------------------------------------------------------------------------
      Stafford                  Stafford Communications Limited

      -------------------------------------------------------------------------------------------------
      Oxford                    Oxford Cable Limited
-------------------------------------------------------------------------------------------------------

  7   COMCAST WHOLLY OWNED FRANCHISES
-------------------------------------------------------------------------------------------------------

      Teesside                  Comcast Teesside Limited

      -------------------------------------------------------------------------------------------------
      Darlington                Comcast Darlington Limited

-------------------------------------------------------------------------------------------------------

  8   CAMBRIDGE WHOLLY OWNED FRANCHISES
-------------------------------------------------------------------------------------------------------

      Cambridge                 Cambridge Cable Limited

      -------------------------------------------------------------------------------------------------
      Harlow/Bishops-Stortford  Anglia Cable Communications Limited

      -------------------------------------------------------------------------------------------------
      Ipswich/Colchester        East Coast Cable Limited

      -------------------------------------------------------------------------------------------------
      Braintree                 Southern East Anglia Cable Limited
-------------------------------------------------------------------------------------------------------


                                       5

-------------------------------------------------------------------------------------------------------
  9   DIAMOND WHOLLY OWNED FRANCHISES

-------------------------------------------------------------------------------------------------------
      LEICESTER                 DIAMOND CABLE COMMUNICATIONS PLC
      LOUGBOROUGH
      HINKLEY
      BURTON UPON TRENT
-------------------------------------------------------------------------------------------------------

      THE REGISTERED OFFICE     40 ARTILLERY LANE, BISHOPGATE, LONDON E1  7LS
      FOR THE ABOVE LISTED
      COMPANY IS:
-------------------------------------------------------------------------------------------------------


CLAUSE C4.1, is hereby amended to revise Customer's Purchase Objective from [Confidential Portion Omitted] lines to [Confidential Portion Omitted]

  C4.1 Supplier's fully discounted net price per Switch line shown in the table below, includes for [Confidential Portion Omitted] per Switch and for [Confidential Portion Omitted] per switch. The relevant price per line for any Order, excluding the incremental price for Advanced Software which is detailed in clause C4.1.4, shall be determined by applying the prevailing Purchase Objective effective on the date of such Order, as defined in Clause C7, to the table below.

PRICE PER LINE BASED UPON PURCHASE OBJECTIVE


                                         [CONFIDENTIAL PORTION OMITTED]

                          LINES       LINES      LINES       LINES        LINES


PURCHASE OBJECTIVE
HOST PRICE PER LINE:
SNSE PRICE PER LINE:
RSC PRICE PER LINE:                      [Confidential Portion Omitted]
RLCM PRICE PER LINE:
SRU PRICE PER LINE:

CLAUSE C7.1.1 is hereby amended to show Customer's revised Purchase Objective following the inclusion of Diamond franchises, now stated as follows:

  C7.1.1 Customer's initial Purchase Objective is detailed below ("Initial Purchase Objective") [Confidential Portion Omitted]

SIGNATURES

The parties intending to be legally bound have caused this Amendment to be executed by their duly authorised representatives.



CUSTOMERS                                      SUPPLIER

TELEWEST COMMUNICATIONS GROUP LIMITED          NORTEL LIMITED


authorised signature         date              authorised signature     date


print or type name of signatory                print or type name of signatory


title                                                     title

For and on behalf of
--------------------
TeleWest Communications Group Limited
-------------------------------------
United Artists Communications (Scotland) Venture
------------------------------------------------
United Artists Communications (North East) Partnership
------------------------------------------------------
Avon Cable Joint Venture
------------------------
United Artists Communications (South East) Partnership
------------------------------------------------------
London South Cable Partnership
------------------------------
United Artists Communications (Cotswolds) Limited
-------------------------------------------------


CABLE LONDON PLC



authorised signature                date


print or type name of signatory


title





BIRMINGHAM CABLE LIMITED



authorised signature                date


print or type name of signatory


title

WINDSOR TELEVISION LIMITED



authorised signature                date


print or type name of signatory


title




BELL CABLEMEDIA PLC



authorised signature                date


print or type name of signatory


title




TELECENTIAL COMMUNICATIONS PARTNERSHIP



authorised signature                date


print or type name of signatory


title




IVS CABLE HOLDINGS LIMITED



authorised signature                date


print or type name of signatory


title

COMCAST TEESSIDE LIMITED



authorised signature                date


print or type name of signatory

                                           title




CAMBRIDGE CABLE LIMITED



authorised signature                date


print or type name of signatory


title




DIAMOND CABLE COMMUNICATIONS LIMITED



authorised signature                date


print or type name of signatory


title

  "[CONFIDENTIAL PORTION OMITTED]" INDICATES THAT INFORMATION HAS BEEN OMITTED
       AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR
                             CONFIDENTIAL TREATMENT.


                                 AMENDMENT NO. 9
                       TO THE GENERAL PURCHASING AGREEMENT
                                   NTE-GPA0001

This Amendment No. 9, dated this 17th day of July 1997 shall be deemed effective as of the 1st day of December 1996, by and between the companies listed under Exhibit A in the General Purchasing Agreement (GPA), dated 1 March 1993 ("Customer"), and Nortel Limited, ("Supplier").

                                    RECITALS

WHEREAS, Customer and Supplier entered into a General Purchasing Agreement dated the first day of March 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 1, dated 1 July 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 2, dated 29 October 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 3, dated 12 November 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 4, dated 10 December 1993; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 5, dated 24 May 1994; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 6, dated 29 June 1995; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 7, dated 30 June 1995; and

WHEREAS, Customer and Supplier amended the General Purchasing Agreement by entering into Amendment No. 8, dated 5 February 1996; and



WHEREAS, Customer and Supplier agree to further amend the GPA pursuant to the terms and conditions set forth herein.

                                    AGREEMENT

In consideration of the mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree as follows:

INTRODUCTION, Supplier's legal name and address of registered office is hereby amended from Nortel Limited to Nortel plc (effective 1 May 1997) and is now stated as follows:

1        INTRODUCTION

This Agreement, dated 1 March 1993, is made by and between the companies listed under Exhibit A attached hereto and by this reference incorporated into this Agreement and identified herein ("Customer"), and NORTEL PLC, HAVING ITS REGISTERED OFFICE AT MAIDENHEAD OFFICE PARK, WESTACOTT WAY MAIDENHEAD, BERKS SL6 3QH ("Supplier").

In consideration of the promises, mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, Customer and Supplier agree as follows:


CLAUSE 2.4.1, is hereby amended and now stated as follows:

  2.4.1 Written acceptance or performance, in whole or in part, shall constitute Supplier's acceptance of the Order(s). Acceptance of the Order(s) binds the parties to honour all dates, amounts and other requirements of the Order(s). Supplier agrees to accept all Orders which comply with the terms and conditions of this Agreement. Supplier shall have no obligation to accept an Order that contains a delivery interval shorter than that specified by Supplier as its standard delivery intervals as defined herein OR THAT DOES NOT MEET THE CRITERIA DETAILED IN CLAUSE C31.1

CLAUSE 2.48, is hereby amended as a consequence of Supplier's change of name and address, now stated as follows:

2.48       NOTICES

Where written notices, demands, or other communications are required under this Agreement to be made in writing, they shall be deemed duly given when made in writing and delivered in hand, or upon receipt when properly addressed by Recorded or Registered Post or other delivery service to the following addresses:

         CUSTOMERS :


TeleWest Communications Group Ltd.           Bell Cablemedia plc
Attn : Contract Manager                      Attn : Group Director Engineering
Materials Management Department              Floor 3 Colne House
Unit 1, Genesis Business Park                Watford
Woking, Surrey, GU21 5RW                     Hertfordshire WD1 7EL


Telecential Communications Ltd Partnership        IVS Cable Holdings Limited
Attn : Contract Manager                           Attn : Contract Manager
Link 2 Beacontree Plaza, Gillette Way,            284 Weyhill Road
Basingstoke Road,                                 Andover
Reading RG2 0BS                                   Hampshire SP10 3LF

Cambridge Cable Limited.                          Comcast Teeside Limited
Attn: Director of Telecoms Networks               Attn: Company Secretary
Cambridge Science Park                            Wellington Court
Milton Road                                       De Havilland Avenue
Cambridge                                         Preston Farm
CB4 4WA                                           Stockton-on-Tees
                                                  Cleveland  TS18 3TA

Diamond Cable Communications Limited
Attn: Director of Technical  Services
Diamond Plazza
Daleside Road
Nottingham
NG2 3GG

SUPPLIER :

COMMERCIAL MANAGER, CABLE COMMUNICATIONS ACCOUNT GROUP
NORTEL  PLC
MAIDENHEAD OFFICE PARK
WESTACOTT WAY
MAIDENHEAD, BERKS
SL6 3QH

Addresses may be changed by written notices to the parties.

CLAUSE C4.1, is hereby amended to remove reference to the number of extensions permitted at the price per line and to detail the revised price for advanced Software now stated as follows:

  C4.1 Supplier's fully discounted net price per Switch line IS shown in the table below. includes [CONFIDENTIAL PORTION OMITTED] per Switch and for [CONFIDENTIAL PORTION OMITTED] per Switch. The relevant price per line for any Order, excluding the incremental price for Advanced Software which is detailed in clause C4.1.4 Shall be determined by applying the prevailing Purchase Objective effective on the date of such Order, as defined in Clause C7, to the table below.

   PRICE PER LINE BASED UPON PURCHASE OBJECTIVE


                                            [CONFIDENTIAL PORTION OMITTED]

                            LINES        LINES       LINES     LINES       LINES


   PURCHASE OBJECTIVE
   HOST PRICE PER LINE:
   SNSE PRICE PER LINE:
   RSC PRICE PER LINE:                      [Confidential Portion Omitted]
   RLCM PRICE PER LINE:
   SRU PRICE PER LINE:


       C4.1.1 No retrospective price adjustments will be made to previous Purchases upon Consortium achieving the next pricing level.

       C4.1.2 The above stated price per line, except as stated IN CLAUSE C4.1.3 below with regard to SNSE, includes the Product(s) as listed in Appendix 2, entitled "Price Per Line" attached hereto and by this reference incorporated into this Agreement and Base Software as defined in Attachment K issue 3 of the Proposal, and Services including but not limited to

                    [CONFIDENTIAL PORTION OMITTED] In the case of Switch remotes, (RSC, RLCM and SRU) the price per line [CONFIDENTIAL PORTION OMITTED] These prices include all customs and import duties, but exclude VAT.

       C4.1.3       [CONFIDENTIAL PORTION OMITTED]

       C4.1.4 Customer shall pay and include within every order for additional Switch line capacity whether on a Host, SNSE, RSC, RLCM, SRU or SRU-S the incremental price per line as detailed in clauses C4.1.4.1 and C4.1.4.2 for Advanced Software as described and defined in Attachment K issue 3. Such incremental price per line shall apply retrospectively to lines ordered prior to this amendment.

                  C4.1.4.1 For the first [CONFIDENTIAL PORTION OMITTED] of such lines installed by Supplier, and Ordered by all Customers collectively, under this Agreement, the incremental price per line for Advanced Software to be included on Customer's order shall be [CONFIDENTIAL PORTION OMITTED]

                  C4.1.4.2 For all lines Ordered, under this Agreement, by Customers collectively beyond the first [CONFIDENTIAL PORTION OMITTED] lines as described in clause C4.1.4.1 and up to [CONFIDENTIAL PORTION OMITTED] lines, the incremental price per line for Advanced Software to be included on Customer's order shall be [CONFIDENTIAL PORTION OMITTED]


C4.1.4.3 Supplier and Customer shall negotiate in good faith a price for all lines Ordered, under this Agreement, by Customers collectively beyond the first [CONFIDENTIAL PORTION OMITTED] lines as described in clauses C4.1.4.1 and C4.1.4.2. FOR ALL LINES ORDERED, UNDER THIS AGREEMENT, BY CUSTOMERS COLLECTIVELY BEYOND THE FIRST [CONFIDENTIAL PORTION OMITTED] LINES AS DESCRIBED IN CLAUSE C4.1.4.2, THE INCREMENTAL PRICE PER LINE FOR ADVANCED SOFTWARE TO BE INCLUDED ON CUSTOMER'S ORDER SHALL BE [CONFIDENTIAL PORTION OMITTED]

                  C4.1.4.4 The Advanced Software RTU fee shall apply to all Switch and remote lines. No further discounts or deductions whatsoever will apply including for internal use (clause C6.4) and Software Utilisation Discount (clause C31.5).

                  C4.1.4.5 The Advanced Software RTU fee has been calculated assuming an ultimate Switch size of [CONFIDENTIAL PORTION OMITTED] lines. Customers shall endeavour to extend their Switches to achieve this ultimate Switch size.

CLAUSE C4.2, is hereby amended to remove reference to [CONFIDENTIAL PORTION OMITTED] now stated as follows:

  C4.2 For any OTHER Products ordered TOGETHER WITH or separately FROM for initial Switches OR SWITCH EXTENSIONS that are of a type not listed in Appendix 2 or in a quantity greater than that listed under Appendix 2, Customer shall [CONFIDENTIAL PORTION OMITTED] Unless otherwise agreed, Supplier's Software and Services [CONFIDENTIAL PORTION OMITTED]

CLAUSE C4.3, is hereby deleted to remove reference to [CONFIDENTIAL PORTION OMITTED] from the Agreement:

  C4.3 For the third extension or beyond of each Switch, the additional Growth Products ordered under this Agreement shall [CONFIDENTIAL PORTION OMITTED] Unless otherwise agreed, Supplier's Software and Services [CONFIDENTIAL PORTION OMITTED]



CLAUSE C10, is hereby amended to detail that the BRISC 50 processor is provided with an initial switch at no additional charge, now restated as follows:

C10        BELL NORTHERN RESEARCH RATIONALISED INSTRUCTION SET COMPUTING
           PROCESSOR

  C10.1 FOR THOSE SITES WHERE SERIES 40 PROCESSORS HAVE BEEN INSTALLED, Supplier shall upgrade the Switches to Bell Northern Research Rationalised Instruction Set Computing (BRISC) processors at no additional charge where it is found that the recommended maximum Busy Hour Call Attempts (BHCA) capacity for the Cable Television
               (CATV) environment as detailed in the Supplier's response to the RFP section 3.3.2.8 are not achieved, provided that the failure to achieve such recommended maximum BHCA capacity is not attributable to the introduction of additional Software features or to a traffic volume and/or call mix varying from that detailed in the BHCA capacity predictions.

  C10.2 Customer may Order the BRISC 50 processor with the Order for an initial Switch at the incremental price of (pound)25,000. A BRISC 50 PROCESSOR WILL BE PROVIDED AS PART OF AN INITIAL SWITCH AT NO INCREMENTAL PRICE.

  C10.3 Customer may Order the BRISC 60 processor with the Order for an initial Switch at the incremental price of (POUND)25,000 (pound)50,000. Payment for (pound)25,000 of this (pound)50,000 SUCH PAYMENT shall be deferred until such time as Customer requires the additional processing capability provided by the BRISC 60 over and above that provided by the BRISC 50.

CLAUSE C31, is hereby amended to detail Switch Order criteria now stated as follows:

C31        ORDER AND CUSTOMER INFORMATION PROCESS FOR A NEW SWITCH

  C31.1 Customer may procure a new Switch by issuing an Order. Such Order shall state the number of lines, Acceptance Date and any other pertinent information AND SHALL ADHERE TO THE FOLLOWING ORDER
               CRITERIA:

               C31.1.1 GPP LINES SHALL ONLY BE ORDERED IN MULTIPLES OF 3,600 WHICH REPRESENTS A FULLY EQUIPPED GPP CABINET .

               C31.1.2 THE MINIMUM ORDER QUANTITY OF GPP LINES FOR A NEW HOST SWITCH IS 21,600 AND FOR A SNSE 7,200 LINES.

               C31.1.3 THE MINIMUM INITIAL HOST SWITCH IMPLEMENTATION SHALL BE 10,800 GPP LINES AND FOR A SNSE SWITCH, 3,600 GPP LINES.

               C31.1.4 ANY BALANCE OF LINES ORDERED IN ACCORDANCE WITH CLAUSE C31.1.2 BUT NOT INCLUDED IN THE INITIAL IMPLEMENTATION DETAILED IN CLAUSE C31.1.3 SHALL BE IMPLEMENTED FOR ACCEPTANCE NO LATER THAN TWO YEARS AFTER THE ACCEPTANCE DATE FOR THE INITIAL IMPLEMENTATION OF SUCH SWITCH.

               C31.1.5 THE MINIMUM ORDER QUANTITY FOR A SINGLE IMPLEMENTATION OF GPP LINES FOR AN EXTENSION TO A HOST SWITCH SHALL BE 7,200 LINES AND FOR AN EXTENSION TO AN SNSE SHALL BE 3,600 LINES. EXCEPT

                              THAT WHERE CUSTOMER REQUIRES LESS THAN 7,200 LINES ON A HOST SWITCH TO COMPLETE THE BUILD FOR THAT AREA, CUSTOMER MAY ORDER AN EXTENSION OF 3,600 LINES.

EXHIBIT C, APPENDIX II, is hereby deleted in its entirety and replaced with the following to define in more detail the items included within the price per line and the engineering assumptions and is now stated as follows:-


EXHIBIT C                  APPENDIX II


This Appendix 2 to Exhibit C of the Agreement details contains the Product(s) and Software contained in the price per line stated in Clause C4.1, and the associated ENGINEERING assumptions.

CII.1      PRICE PER LINE

THIS PART 1 OF APPENDIX 2 DETAILS THE PRODUCT, SOFTWARE AND SERVICES INCLUDED WITHIN THE PRICE PER LINE STATED IN CLAUSE C4.1.

SUPERNODE

The SuperNode (SN) module is provided as part of an initial switch, and comprised of [CONFIDENTIAL PORTION OMITTED]

MAINTENANCE AND ADMINISTRATION POSITION

The Maintenance and Administration Position (MAP) module is provided as part of an initial switch, and is comprised of the following standard items:

[CONFIDENTIAL PORTION OMITTED]

No additional MAP equipment is provided as part of an extension.

INPUT / OUTPUT EQUIPMENT

The Input / Output Equipment (IOE) module is provided as part of an initial switch, and is comprised of [CONFIDENTIAL PORTION OMITTED]

ENHANCED NETWORK

The Enhanced Network (ENET) module is provided as part of an initial switch, and is comprised of [CONFIDENTIAL PORTION OMITTED]

LINK PERIPHERAL PROCESSOR

The Link Peripheral Processor (LPP) module is provided as part of an initial switch, and is comprised of [CONFIDENTIAL PORTION OMITTED]

MISCELLANEOUS

The Miscellaneous (CMIS) module is provided as part of an initial switch, and is comprised of one cabinet with the following standard inclusions:

[CONFIDENTIAL PORTION OMITTED]

POWER DISTRIBUTION CABINETS

Power Distribution Cabinets (PDC) are provided as part of an initial switch and an extension, depending on the floor plan. The standard is to provide:

[CONFIDENTIAL PORTION OMITTED]

GPP

The GPP module provides the line capacity required for an initial switch and an extension, and is comprised of [CONFIDENTIAL PORTION OMITTED]

DIGITAL TRUNK CONTROLLER

The Digital Trunk Controller (DTC) module is provided as part of an initial switch and an extension, and is comprised of [CONFIDENTIAL PORTION OMITTED]

CABINETISED INTEGRATED SERVICES MODULE

The Cabinetised Integrated Services Module (CISM) is provided as part of an initial switch and an extension, and can interface up to [CONFIDENTIAL PORTION OMITTED]

DISTRIBUTION FRAMES

Distribution Frames (DF) are provided for an initial switch and an extension as follows:

[CONFIDENTIAL PORTION OMITTED]

BASE SOFTWARE

A one-time Software Licence covering the Base Software, as defined in Issue 3 of Attachment K of the Northern Telecom RFP response included in Amendment 7 to the GPA, is provided for an initial switch and an extension.

OFFICE ALARM SYSTEMS

Audible and visual Office Alarm Systems are provided as part of an initial switch as follows:

[CONFIDENTIAL PORTION OMITTED]

SERVICES

The Services provided as part of an initial switch and an extension are as follows:

[CONFIDENTIAL PORTION OMITTED]

SPARES

Critical Spares are provided as part of an initial switch and an extension:

[CONFIDENTIAL PORTION OMITTED]

TRAINING

Training is provided as part of an initial switch and is comprised of:

[CONFIDENTIAL PORTION OMITTED]

DOCUMENTATION

Documentation is provided for an initial switch and is comprised of:

[CONFIDENTIAL PORTION OMITTED]

WARRANTY

Warranty is provided as part of an initial switch and an extension as follows:


[CONFIDENTIAL PORTION OMITTED]

GENERAL

Prices include Product as defined herein, Software (as defined in Supplier's proposal, Attachment K), factory testing, UK delivery, engineering, installation and commissioning (including C7) and project management. In the case of DMS remotes, (RSC, RLCM and SRU), the price additionally includes host Product (i.e., appropriate PLGC capacity), based on the stated RFP traffic figures and line mix. These prices include all customs and import duties, but exclude VAT.

Prices exclude AC Power, DC Power (but include DC Power Distribution Cabinets on the DMS line-ups), DC cabling from the DC Power system to the DMS Power Distribution Cabinets, flooring, air-conditioning, fire-prevention, lighting, partitioning and any building modifications or preparations.

                         [CONFIDENTIAL PORTION OMITTED]

                         [CONFIDENTIAL PORTION OMITTED]

                         [CONFIDENTIAL PORTION OMITTED]

                         [CONFIDENTIAL PORTION OMITTED]

                         [CONFIDENTIAL PORTION OMITTED]

                         [CONFIDENTIAL PORTION OMITTED]

                         [CONFIDENTIAL PORTION OMITTED]

                         [CONFIDENTIAL PORTION OMITTED]

                         [CONFIDENTIAL PORTION OMITTED]

                         [CONFIDENTIAL PORTION OMITTED]

EXHIBIT C, APPENDIX III, is hereby deleted in its entirety and replaced with the following to define in more detail the fully discounted prices for Purchases which are incremental or additional to the items included within the price per line and is now stated as follows:-


EXHIBIT C                  APPENDIX III


This Appendix III to Exhibit C of the Agreement details the fully discounted prices for Purchases which are incremental or additional to the items included within the price per line. This price list may be updated or amended by Supplier by written notice in accordance with clause C2.48 provided that any variations to prices are not inconsistent with the provisions of clause 2.9 (price protection).


                   EXHIBIT C, APPENDIX III PRICE LIST - INDEX

------------------------------------------------------------------------------------------------------
       REFERENCE NO.                                       DESCRIPTION
------------------------------------------------------------------------------------------------------
                            DPNSS ports
                            --------------------------------------------------------------------------
                            DASS II Model 1200
                            --------------------------------------------------------------------------
                            DASS II Model 800
                            --------------------------------------------------------------------------
                            DASS II Network Interface Management System (NIMS)
                            --------------------------------------------------------------------------
                            Xyplex based NSC Interface Equipment
                            --------------------------------------------------------------------------
                            LIU7 links and LPP Cabinet
                            --------------------------------------------------------------------------
                            EDRAM
                            --------------------------------------------------------------------------
                            IOC Module and device cards
                            --------------------------------------------------------------------------
                            MAP terminal and printer
                            --------------------------------------------------------------------------
                            P-Phone Screen Based Operator Console
                            --------------------------------------------------------------------------
                            MDF Equipment
                            --------------------------------------------------------------------------
       [Confidential        Helmsman CD ROM Documentation
                            --------------------------------------------------------------------------
          Portion           Paper copies of Documentation
                            --------------------------------------------------------------------------
         Omitted]           Attendant Console
                            --------------------------------------------------------------------------
                            P-Phones, Headsets and Residential Telephones sets
                            --------------------------------------------------------------------------
                            Music On Hold Interface
                            --------------------------------------------------------------------------
                            Centrex - including RSC-s/SRU/LCME/Line cards
                            --------------------------------------------------------------------------
                            CMIS cabinet
                            --------------------------------------------------------------------------
                            CODES
                            --------------------------------------------------------------------------
                            PDTC or DTCOi Ports
                            --------------------------------------------------------------------------
                            Technical Support (hourly Labour Rates)
                            --------------------------------------------------------------------------
                            Filters
                            --------------------------------------------------------------------------
                            Cabinetised Integrated Services Module (CISM) and associated cards
                            --------------------------------------------------------------------------
                            Training
                            --------------------------------------------------------------------------
                            Wallboard
                            --------------------------------------------------------------------------
                            Stratum Clock Interface
------------------------------------------------------------------------------------------------------

QUOTATION FOR DPNSS PORTS

REFERENCE: CATV/GPA/801
ISSUE: 1
PAGE: 1/1

                         [CONFIDENTIAL PORTION OMITTED]

QUOTATION FOR DASS II MODEL 1200

REFERENCE: CATV/GPA/802
ISSUE: 1
PAGE: 1/3


                         [CONFIDENTIAL PORTION OMITTED]

QUOTATION FOR DASS II MODEL 1200

REFERENCE: CATV/GPA/802
ISSUE: 1
PAGE: 2/3



                         [CONFIDENTIAL PORTION OMITTED]

                        Quotation for DASS II Model 1200



                         [CONFIDENTIAL PORTION OMITTED]

                         [CONFIDENTIAL PORTION OMITTED]

QUOTATION FOR DASS II MODEL 800

REFERENCE: CATV/GPA/803
ISSUE: 1
PAGE: 1/3


                         [CONFIDENTIAL PORTION OMITTED]

QUOTATION FOR DASS II MODEL 800

REFERENCE: CATV/GPA/803
ISSUE: 1
PAGE: 2/3

                         [CONFIDENTIAL PORTION OMITTED]

                         [CONFIDENTIAL PORTION OMITTED]

QUOTATION FOR DASS II MODEL 800

                         [CONFIDENTIAL PORTION OMITTED]

QUOTATION FOR DASS II NETWORK INTERFACE MANAGEMENT SYSTEM (NIMS)

REFERENCE: CATV/GPA/804
ISSUE: 1
PAGE: 1/3

                         [CONFIDENTIAL PORTION OMITTED]

QUOTATION FOR DASS II NETWORK INTERFACE MANAGEMENT SYSTEM (NIMS)

                         [CONFIDENTIAL PORTION OMITTED]

              QUOTATION FOR DASS II NETWORK INTERFACE MANAGEMENT SYSTEM (NIMS)

                         [CONFIDENTIAL PORTION OMITTED]

                         [CONFIDENTIAL PORTION OMITTED]

                     QUOTATION FOR XYPLEX BASED NSC INTERFACE EQUIPMENT

                         [CONFIDENTIAL PORTION OMITTED]

QUOTATION FOR EDRAM

                         [CONFIDENTIAL PORTION OMITTED]

                    QUOTATION FOR IOC MODULE AND DEVICE CARDS

REFERENCE: CATV/GPA/808
ISSUE: 1
PAGE: 1/1

                         [CONFIDENTIAL PORTION OMITTED]

                    QUOTATION FOR A MAP TERMINAL AND PRINTER

REFERENCE: CATV/GPA/809
ISSUE: 1
PAGE: 1/1

                         [CONFIDENTIAL PORTION OMITTED]

                    QUOTATION FOR A P-PHONE SCREEN BASED OPERATOR CONSOLE


REFERENCE: CATV/GPA/810
ISSUE: 1
PAGE: 1/2

                         [CONFIDENTIAL PORTION OMITTED]

                    QUOTATION FOR A P-PHONE SCREEN BASED OPERATOR CONSOLE


REFERENCE: CATV/GPA/810
ISSUE: 1
PAGE: 2/2

                         [CONFIDENTIAL PORTION OMITTED]

                                QUOTATION FOR MDF EQUIPMENT

REFERENCE: CATV/GPA/811
ISSUE: 1
PAGE: 1/1

                         [CONFIDENTIAL PORTION OMITTED]

                   QUOTATION FOR HELMSMAN CD ROM DOCUMENTATION

REFERENCE: CATV/GPA/812
ISSUE: 1
PAGE: 1/1

                         [CONFIDENTIAL PORTION OMITTED]

                   QUOTATION FOR PAPER COPIES OF DOCUMENTATION

REFERENCE: CATV/GPA/815
ISSUE: 1
PAGE 1/1

                         [CONFIDENTIAL PORTION OMITTED]

                         QUOTATION FOR ATTENDANT CONSOLE

REFERENCE: CATV/GPA/814
ISSUE: 1
PAGE: 1/1

                         [CONFIDENTIAL PORTION OMITTED]

              QUOTATION FOR P-PHONES, HEADSETS AND RESIDENTIAL TELEPHONES SETS

REFERENCE: CATV/GPA/815
ISSUE: 1
PAGE: 1/1
                         [CONFIDENTIAL PORTION OMITTED]

                      QUOTATION FOR MUSIC ON HOLD INTERFACE

REFERENCE: CATV/GPA/816
ISSUE: 1
PAGE: 1/1

                         [CONFIDENTIAL PORTION OMITTED]

                                   QUOTATION FOR CENTREX
                            INCLUDING RSC-S/SRU/LCME/LINE CARDS

REFERENCE: CATV/GPA/817
ISSUE: 1
PAGE: 1/3

                         [CONFIDENTIAL PORTION OMITTED]

                                   QUOTATION FOR CENTREX
                            INCLUDING RSC-S/SRU/LCME/LINE CARDS

REFERENCE: CATV/GPA/817
ISSUE: 1
PAGE: 2/3

                         [CONFIDENTIAL PORTION OMITTED]

                         [CONFIDENTIAL PORTION OMITTED]

                                   QUOTATION FOR CENTREX
                            INCLUDING RSC-S/SRU/LCME/LINE CARDS


                         [CONFIDENTIAL PORTION OMITTED]

                           QUOTATION FOR CMIS CABINET

                         [CONFIDENTIAL PORTION OMITTED]

                               QUOTATION FOR CODES

REFERENCE: CATV/GPA/819
ISSUE: 1
PAGE: 1/1

                         [CONFIDENTIAL PORTION OMITTED]

                        QUOTATION FOR PDTC OR DTCOI PORTS

REFERENCE: CATV/GPA/820
ISSUE: 1
PAGE : 1/1

                         [CONFIDENTIAL PORTION OMITTED]

                              QUOTATION FOR TECHNICAL SUPPORT

REFERENCE: CATV/GPA/821
ISSUE: 1
PAGE: 1/1

                         [CONFIDENTIAL PORTION OMITTED]

                              QUOTATION FOR FILTERS

REFERENCE: CATV/GPA/822
ISSUE: 1
PAGE: 1/1

                         [CONFIDENTIAL PORTION OMITTED]

                     QUOTATION FOR CISM AND ASSOCIATED CARDS

REFERENCE: CATV/GPA/823
ISSUE: 1
PAGE: 1/1

                         [CONFIDENTIAL PORTION OMITTED]

QUOTATION FOR TRAINING

REFERENCE: CATV/GPA/824
ISSUE: 1
PAGE: 1/1

                         [CONFIDENTIAL PORTION OMITTED]

                         [CONFIDENTIAL PORTION OMITTED]

QUOTATION FOR WALLBOARD

REFERENCE: CATV/GPA/825
ISSUE: 1
PAGE: 1/1

                         [CONFIDENTIAL PORTION OMITTED]

QUOTATION FOR STRATUM CLOCK INTERFACE

REFERENCE: CATV/GPA/826
ISSUE: 1
PAGE: 1/1

INTRODUCTION


                         [CONFIDENTIAL PORTION OMITTED]

                                   SIGNATURES

The parties intending to be legally bound have caused this Amendment to be executed by their duly authorised representatives.



CUSTOMERS                                    SUPPLIER

TELEWEST COMMUNICATIONS GROUP LIMITED        NORTEL PLC


authorised signature                date     authorised signature          date


print or type name of signatory              print or type name of signatory


title                                        title



CABLE LONDON PLC



authorised signature                date


print or type name of signatory


title





BIRMINGHAM CABLE LIMITED



authorised signature                date


print or type name of signatory


title


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WINDSOR TELEVISION LIMITED



authorised signature                date


print or type name of signatory


title




BELL CABLEMEDIA PLC



authorised signature                date


print or type name of signatory


title




TELECENTIAL COMMUNICATIONS PARTNERSHIP



authorised signature                date


print or type name of signatory


title



IVS CABLE HOLDINGS LIMITED



authorised signature                date


print or type name of signatory


title


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
COMCAST TEESSIDE LIMITED



authorised signature                date


print or type name of signatory

                                           title




CAMBRIDGE CABLE LIMITED



authorised signature                date


print or type name of signatory


title




DIAMOND CABLE COMMUNICATIONS PLC



authorised signature                date


print or type name of signatory


title





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